                                             ---------------------------------
                                             |    KILPATRICK STOCKTON LLP    |
                                             |          EXECUTION            |
                                             ---------------------------------





================================================================================



                          RECEIVABLES FUNDING AGREEMENT

                            Dated as of July 14, 1999

                                      Among

                          FIDELITY LEASING SPC IV, INC.
                                 as the Borrower

                             FIDELITY LEASING, INC.
                       as the Servicer and the Originator

                              the LIQUIDITY LENDERS
                                  named herein

                      VARIABLE FUNDING CAPITAL CORPORATION
                                 as a CP Lender

                        FIRST UNION CAPITAL MARKETS CORP.
             as the Administrative Agent and the VFCC Managing Agent

                          HARRIS TRUST AND SAVINGS BANK
               as the Backup Servicer and the Collateral Custodian





================================================================================

                                TABLE OF CONTENTS

                                                                                                                Page

ARTICLE I  DEFINITIONS............................................................................................1

Section 1.1 Certain Defined Terms.................................................................................1
Section 1.2 Other Terms..........................................................................................25
Section 1.3 Computation of Time Periods..........................................................................25
Section 1.4 Interpretation.......................................................................................25

ARTICLE II  ADVANCES.............................................................................................26

Section 2.1 Advances; The Loan; Grant of Security................................................................26
Section 2.2 Procedures for Advances..............................................................................27
Section 2.3 Reduction of Facility Amount; Prepayments............................................................28
Section 2.4 Determination of Interest............................................................................29
Section 2.5 Lender Note..........................................................................................29
Section 2.6 Compensating Interest Payments.......................................................................29
Section 2.7 Settlement Procedures During the Revolving Period....................................................29
Section 2.8 Settlement Procedures During the Amortization Period.................................................31
Section 2.9 Collections and Allocations..........................................................................32
Section 2.10 Payments, Computations, Etc.........................................................................33
Section 2.11 Optional Prepayment in Full.........................................................................34
Section 2.12 Fees................................................................................................34
Section 2.13 Increased Costs; Capital Adequacy; Illegality.......................................................35
Section 2.14 Taxes...............................................................................................36
Section 2.15 Assignment of the Purchase Agreement................................................................38
Section 2.16 Substitution of Contracts...........................................................................39

ARTICLE III  CONDITIONS OF THE ADVANCE...........................................................................40

Section 3.1 Conditions to Closing and Initial Advances...........................................................40
Section 3.2 Conditions Precedent to All Advances.................................................................41
Section 3.3 Delivery of Contract Files...........................................................................42

ARTICLE IV  REPRESENTATIONS AND WARRANTIES.......................................................................42

Section 4.1 Representations and Warranties of the Borrower.......................................................42
Section 4.2 Representations and Warranties of Borrower Relating to the Agreement and the Contracts...............49
Section 4.3 Representations and Warranties of the Servicer.......................................................50
Section 4.4 Representations and Warranties of the Backup Servicer and Collateral Custodian.......................52


                                                                                                                Page

ARTICLE V  GENERAL COVENANTS.....................................................................................53

Section 5.1 Affirmative Covenants of the Borrower................................................................53
Section 5.2 Negative Covenants of the Borrower...................................................................56
Section 5.3 Covenants of the Borrower Relating to the Hedging of Contracts.......................................58
Section 5.4 Affirmative Covenants of the Servicer................................................................59
Section 5.5 Negative Covenants of the Servicer...................................................................60
Section 5.6 Affirmative Covenants of the Backup Servicer.........................................................61
Section 5.7 Negative Covenants of the Backup Servicer............................................................62
Section 5.8 Affirmative Covenants of the Collateral Custodian....................................................62
Section 5.9 Negative Covenants of the Collateral Custodian.......................................................63
Section 5.10 Release of Lien on Equipment........................................................................63
Section 5.11 Release of Ineligible Contracts.....................................................................63
Section 5.12 Retransfer of Assets................................................................................64

ARTICLE VI  ADMINISTRATION AND SERVICING OF CONTRACTS............................................................65

Section 6.1 Designation of the Servicer..........................................................................65
Section 6.2 Duties of the Servicer...............................................................................65
Section 6.3 Authorization of the Servicer........................................................................67
Section 6.4 Collection of Payments...............................................................................67
Section 6.5 Servicer Advances....................................................................................69
Section 6.6 Realization Upon Defaulted Contract..................................................................69
Section 6.7 Maintenance of Insurance Policies....................................................................70
Section 6.8 Servicing Compensation...............................................................................71
Section 6.9 Payment of Certain Expenses by Servicer..............................................................71
Section 6.10 Reports.............................................................................................71
Section 6.11 Annual Statement as to Compliance...................................................................71
Section 6.12 Annual Independent Public Accountant's Servicing Reports............................................72
Section 6.13 Limitation on Liability of the Servicer and Others..................................................72
Section 6.14 The Servicer Not to Resign..........................................................................72
Section 6.15 Servicer Termination Events.........................................................................73
Section 6.16 Appointment of Successor Servicer...................................................................75

ARTICLE VII  THE BACKUP SERVICER.................................................................................76

Section 7.1 Designation of the Backup Servicer...................................................................76
Section 7.2 Duties of the Backup Servicer........................................................................76
Section 7.3 Merger or Consolidation..............................................................................77
Section 7.4 Backup Servicing Compensation........................................................................78
Section 7.5 Backup Servicer Removal..............................................................................78
Section 7.6 Limitation on Liability..............................................................................78
Section 7.7 The Backup Servicer Not to Resign....................................................................79


                                                                                                                Page

ARTICLE VIII  THE COLLATERAL CUSTODIAN...........................................................................79

Section 8.1 Designation of Collateral Custodian..................................................................79
Section 8.2 Duties of Collateral Custodian.......................................................................79
Section 8.3 Merger or Consolidation..............................................................................81
Section 8.4 Collateral Custodian Compensation....................................................................81
Section 8.5 Collateral Custodian Removal.........................................................................82
Section 8.6 Limitation on Liability..............................................................................82
Section 8.7 The Collateral Custodian Not to Resign...............................................................83
Section 8.8 Release of Documents.................................................................................84
Section 8.9 Return of Contract Files.............................................................................84
Section 8.10 Access to Certain Documentation and Information Regarding the Contracts.............................85

ARTICLE IX  TERMINATION EVENTS AND REMEDIES......................................................................85

Section 9.1 Termination Events...................................................................................85
Section 9.2 Remedies.............................................................................................87

ARTICLE X  INDEMNIFICATION.......................................................................................88

Section 10.1 Indemnities by the Borrower.........................................................................88
Section 10.2 Indemnities by the Servicer.........................................................................91
Section 10.3 Indemnities by the Collateral Custodian.............................................................91
Section 10.4 After-Tax Basis.....................................................................................92

ARTICLE XI  THE ADMINISTRATIVE AGENT AND THE MANAGING AGENTS.....................................................92

Section 11.1 Authorization and Action............................................................................92
Section 11.2 Delegation of Duties................................................................................93
Section 11.3 Exculpatory Provisions..............................................................................93
Section 11.4 Reliance............................................................................................94
Section 11.5 Non-Reliance on Administrative Agent, Managing Agents and Other Lenders.............................95
Section 11.6 Reimbursement and Indemnification...................................................................95
Section 11.7 Administrative Agent and Managing Agents in their Individual Capacities.............................95
Section 11.8 Successor Administrative Agent or Managing Agent....................................................96

ARTICLE XII  ASSIGNMENTS; PARTICIPATIONS.........................................................................96

Section 12.1 Assignments and Participations......................................................................96

ARTICLE XIII  MISCELLANEOUS.....................................................................................100

Section 13.1 Amendments and Waivers.............................................................................100
Section 13.2 Notices, Etc.......................................................................................101
Section 13.3 Lender Percentage Share of Payments................................................................101
Section 13.4 No Waiver, Rights and Remedies.....................................................................101


                                                                                                                Page

Section 13.5 Binding Effect; Benefit of Agreement...............................................................101
Section 13.6 Term of this Agreement.............................................................................102
Section 13.7 Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue...............................102
Section 13.8 Waiver of Jury Trial...............................................................................102
Section 13.9 Costs, Expenses and Taxes..........................................................................102
Section 13.10 No Proceedings....................................................................................103
Section 13.11 Recourse Against Certain Parties..................................................................103
Section 13.12 Protection of Ownership Security Interests of the Lenders; Intent of Parties; Security Interest...104
Section 13.13 Confidentiality...................................................................................105
Section 13.14 Execution in Counterparts; Severability; Integration..............................................107
Section 13.15 Waiver of Setoff..................................................................................107

                                       iv

                                    EXHIBITS
                                    --------

EXHIBIT A        Form of Funding Request
EXHIBIT B        Form of Lock-Box Agreement
EXHIBIT C        Form of Assignment and Acceptance
EXHIBIT D        Form of Monthly Report
EXHIBIT E        Form of Servicer's Certificate
EXHIBIT F        Form of Hedging Agreement (including Schedule and Confirmation)
EXHIBIT G        Form of Officer's Certificate as to Solvency
EXHIBIT H        Form of Officer's Closing Certificate
EXHIBIT I        Form of Power of Attorney
EXHIBIT J        Form of Trust Receipt and Initial Certification
EXHIBIT K        Form of Trust Receipt and Final Certification
EXHIBIT L        Form of Release of Contract File
EXHIBIT M        Form of Lender Note

                                    SCHEDULES
                                    ---------

SCHEDULE I       Condition Precedent Documents
SCHEDULE II      Lock-Box Banks and Lock-Box Accounts
SCHEDULE III     Tradenames, Fictitious Names and "Doing Business As" Names
SCHEDULE IV      Location of Contract Files
SCHEDULE V       Contract List
SCHEDULE VI      Forms of Contracts
SCHEDULE VII     Eligible Contract Criteria
SCHEDULE VIII    Portfolio Concentration Criteria
SCHEDULE IX      Credit and Collection Policy
SCHEDULE X       Commitment Amount of Each Liquidity Lender

         THIS RECEIVABLES FUNDING AGREEMENT (the "Agreement") is made as of July 14, 1999, among:

         (1) FIDELITY LEASING SPC IV, INC., Delaware corporation, as the borrower (the "Borrower");

         (2) FIDELITY LEASING, INC., a Pennsylvania Corporation, as the servicer (the "Servicer") and as the originator (the "Originator");

         (3) the financial institutions listed on the signature pages of this Agreement and any Assignment and Acceptance (as defined below) under the heading "Liquidity Lenders" (the "Liquidity Lenders");

         (4) VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation ("VFCC"), as a CP Lender;

         (5) FIRST UNION CAPITAL MARKETS CORP., a Virginia corporation ("FCMC"), as the administrative agent (the "Administrative Agent") and as the VFCC managing agent (the "VFCC Managing Agent");

         (6) HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation ("Harris"), as collateral custodian (the "Collateral Custodian") and backup servicer (the "Backup Servicer"); and

         IT IS AGREED as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Certain Defined Terms.

         (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1.

         (b) As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings:

Accrual Period: For any Payment Date, the period from and including the 15th day of each calendar month immediately preceding such Payment Date (or in the case of the first Accrual Period, from and including the Closing Date) to the 14th day of the calendar month immediately succeeding such Payment Date.

ADCB: On any date of determination, the sum of the Discounted Contract Balance of each Eligible Contract (excluding all Defaulted Contracts, Casualty Loss Contracts, Early Termination Contracts and Contracts subject to a Warranty Event) included in the Asset Pool as of the date of such determination.

Addition Date: With respect to any Additional Contracts, the date on which such Additional Contracts become part of the Asset Pool.

Additional Contracts: All Contracts that become part of the Asset Pool after the Closing Date.

Additional Cut-Off Date: Each date on and after which Collections on an Additional Contract are to be transferred to the Asset Pool.

Adjusted Eurodollar Rate: For any Accrual Period, an interest rate per annum equal to a fraction, expressed as a percentage and rounded upwards (if necessary), to the nearest 1/100 of 1%, (i) the numerator of which is equal to the LIBOR Rate for such Accrual Period and (ii) the denominator of which is equal to 100% minus the Eurodollar Reserve Percentage for such Accrual Period.

Administration Agreement: That certain Amended and Restated Administration Agreement, dated as of July 1, 1998, executed between VFCC and FCMC.

Administrative Agent: Defined in the preamble of the Agreement.

Advance: As defined in Section 2.1(a).

Advance Rate: 90%.

Advances Outstanding: On any day, the aggregate principal amount of Advances outstanding on such day.

Affected Party: As defined in Section 2.13(a).

Affiliate: With respect to a Person, means any other Person that, directly or indirectly, controls, is controlled by or under common control with such Person, or is a director or officer of such Person. For purposes of this definition, "control" (including the terms "controlling," "controlled by" and "under common control with") when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 5% or more of the voting securities of such Person or to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

Agent: The Administrative Agent and each Managing Agent.

Agent's Account: With respect to the VFCC Lender Group, special account (account number ___________) in the name of the VFCC Managing Agent maintained at Bankers Trust Company and with respect to each other Lender Group, the account specified as the "Agent's Account" in the related Assignment and Acceptance.

Aggregate Unpaids: At any time, an amount, equal to the sum of all accrued and unpaid Interest, Advances Outstanding, Breakage Costs, Hedge Breakage Costs and all other amounts owed by the Borrower hereunder or under any Hedging Agreement (including, without limitation, payments in respect of the termination of any such Hedging Agreement) or by the Borrower or any other Person under any fee letter (including, without limitation, the Fee Letter) delivered in connection with the transactions contemplated by this Agreement (whether due or accrued).

Alternative Rate: An interest rate per annum equal to the Adjusted Eurodollar Rate; provided, however, that the Alternative Rate shall be the Base Rate if a Eurodollar Disruption Event occurs.

Amortization Period: The period beginning on the Termination Date and ending on the Collection Date.

Applicable Law: For any Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, orders, or line action of any Court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

Asset: All right, title, and interest (whether now owned or hereafter acquired or arising, and wherever located) of the Borrower in, to an under any of the following: (i) the Existing Contracts and Additional Contracts, and all monies due or to become due in payment under such Existing Contracts and Additional Contracts on and after the related Cut-Off Date, including but not limited to all Collections, but excluding any Scheduled Payments due prior to the related Cut-Off Date and any Excluded Amounts; (ii) all Related Security with respect to such Contracts; and (iii) all income and Proceeds of the foregoing.

Asset Pool: At any time, all then outstanding Assets.

Assignment and Acceptance: An assignment and acceptance entered into by a Lender Group and any new Lender Group, each Liquidity Lender of which is an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit C hereto.

Available Funds. With respect to any Payment Date, all amounts received in the Collection Account during Collection Period that ended on the last day of calendar month immediately preceding the calendar month in which such Payment Date occurs, together with the Compensating Interest Payment for such Payment Date.

Average Floating Rate: On any Determination Date, the sum of (w) the Servicer Fee Rate (x) the Backup Servicer Fee Rate, (y) the Program Fee Rate and (z) the product of (i) the Interest for the preceding Accrual Period, (ii) one divided by Average Advances Outstanding for such Determination Date, and (iii) 12.

Average Advances Outstanding: On any Determination Date, the sum of the Advances Outstanding on each day during the related Collection Period divided by the number of days for such Collection Period.

Average Aggregate Notional Balance: On any Determination Date, the sum of the Aggregate Notional Balance on each day during the preceding Collection Period divided by the number of days for such Collection Period.

Aggregate Notional Balance: On any day, the sum of the notional amounts related to each Hedge Transaction in effect on such day.

Backup Servicer:  Defined in Section 7.1(a).

Backup Servicer Fee Letter: The Backup Servicer Fee Letter, dated as of the date hereof, among the Servicer, the Agents, and the Backup Servicer, as such letter may be amended, modified, supplemented, restated or replaced from time to time.

Backup Servicer Fee Rate: The rate per annum set forth in the Backup Servicer Fee Letter as the "Backup Servicer Fee Rate."

Backup Servicer Termination Notice: Defined in Section 7.5.

Backup Servicing Fee: Defined in Section 7.4.

Bankruptcy Code: The United States Bankruptcy Reform Act of 1978 (11 U.S.C. ss. 101, et seq.), as amended from time to time.

Base Rate: On any date, a fluctuating interest rate per annum equal to the higher of (a) the Prime Rate or (b) the Federal Funds Rate plus 1.0%.

Benefit Plan: Any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Borrower or any ERISA Affiliate of the Borrower is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

Blended Discount Rate: For any Determination Date, a rate per annum equal to the weighted average (calculated based on the applicable Outstanding Balances) of the Hedged Discount Rates as of such Determination Date.

B-Note: The promissory note, dated as of July 14, 1999, made by Fidelity Leasing SPC IV, Inc. and payable to the order of First Union National Bank.

B-Note Agreement: The Secured Subordinated Loan Agreement, dated as of July 14, 1999 among the Borrower, the Servicer and First Union National Bank.

B-Note Interest: "Interest" as defined in the B-Note Agreement.

B-Note Lender: The Lender under the B-Note Agreement.

Borrower: Defined in the preamble of this Agreement.

Borrower's Account: Such account or accounts as the Borrower may notify in writing each Managing Agent from time to time.

Borrowing Base: On any date of determination, an amount equal to the product of
(a) the Advance Rate and (b) ADCB on such date on such date of determination.

Breakage Costs: Any amount or amounts as shall compensate a Lender for any loss, cost or expense incurred by such Lender (as determined by such Lender (in such Person's sole discretion)) as a result of a prepayment by the Borrower of Interest or Advances Outstanding.

Business Day: Any day other than a Saturday or a Sunday on which (a) banks are not required or authorized to be closed in New York City, Chicago, Illinois or Charlotte, North Carolina, and (b) if the term "Business Day" is used in connection with the determination of the LIBOR Rate, dealings in United States dollar deposits are carried on in the London interbank market.

Casualty Loss: With respect to any item of Equipment, the loss, theft, damage beyond repair or governmental condemnation or seizure of such item of Equipment.

Casualty Loss Contract: Any Contract where the related Equipment is or becomes subject to a Casualty Loss.

Change-in-Control: Any of the following:

         (a) The failure of Fidelity Leasing, Inc. to own (directly or through wholly-owned subsidiaries), free and clear of all liens, at least 100% of the outstanding voting stock of the Originator;

         (b) the creation or imposition of any Lien on any shares of capital stock of the Borrower; or

         (c) the failure by Originator to own all of the issued and outstanding capital stock of the Borrower.

Closing Date: July 16, 1999.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Collateral: As defined in Section 2.1(b).

Collateral Custodian: Defined in Section 8.1(a).

Collateral Custodian Fee: Defined in Section 8.4.

Collateral Custodian Fee Letter: The Collateral Custodian Fee Letter, dated as of the date hereof, among the Originator, the Administrative Agent, the Collateral Custodian, as such letter may be amended, modified, supplemented, restated or replaced from time to time.

Collateral Custodian Fee Rate: The rate per annum set forth in the Collateral Custodian Fee Letter as the "Collateral Custodian Fee Rate."

Collateral Custodian Termination Notice: Defined in Section 8.5.

Collection Account: Defined in Section 6.4(f).

Collection Date: The date following the Commitment Termination Date or Termination Date on which the Aggregate Unpaids have been reduced to zero and indefeasibly paid in full.

Collection Period: Each calendar month, except in the case of the first Collection Period, which shall begin on the Closing Date and on last day of the calendar month in which the Closing Date occurs.

Collections: (a) All cash collections and other cash proceeds of any Asset, including, without limitation, Scheduled Payments, Prepayments, Insurance Proceeds, Residual Proceeds and Recoveries but excluding any Excluded Amounts,
(b) any other funds received by the Borrower or the Servicer with respect to any Contract or Related Security, and (c) all payments received pursuant to any Hedging Agreement or Hedge Transaction.

Commercial Paper Notes: On any day, any short-term promissory notes issued by a CP Lender with respect to financing an Advance hereunder.

Commitment: For each Liquidity Lender, the commitment of such Liquidity Lender to fund Advances in an amount not to exceed the amount set forth opposite such Liquidity Lender's name on Schedule X to this Agreement or as set forth in the related Assignment and Acceptance, as such amount may be modified in accordance with the terms hereof.

Commitment Termination Date: The earlier to occur of (a) July 15, 2000, or such later date to which the Commitment Termination Date may be extended in the sole discretion of each member of the related Lender Group in accordance with the terms of Section 2.1(c) and (b) the occurrence of any Termination Event.

Committed Facilities: As of any date, an irrevocable line of credit or other similar credit facility maintained with a commercial lending institution, commercial paper conduit or other similar institution upon which the Seller may draw funds.

Compensating Interest Payment: For any Payment Date, an amount equal to the product of (x) the difference of (i) the Average Advances Outstanding for the related Determination Date and (ii) the Average Aggregate Notional Balance for the related Determination Date, and (y) the difference of (i) the Average Floating Rate for the related Determination Date and (ii) the Blended Discount Rate for the related Determination Date, and (z) 1/12; provided, that if such amount is a negative number, then the Compensating Interest Payment shall be zero for such Payment Date.

Consolidated: With respect to any Person, the method of consolidation of the financial statements of such Person and of particular items in such financial statements in accordance with GAAP.

Contract: Any lease of Equipment in which the Borrower acquires any right, title or interest from the Originator pursuant to the Purchase Agreement.

Contract Files: With respect to each Contract, the fully executed original counterpart (for UCC purposes) of the Contract, an appropriate form of acknowledgment evidencing delivery and acceptance of the Equipment related to such Contract, executed by the Obligor or evidencing verbal confirmation of delivery and acceptance by the Obligor, the original certificate of title or other title document with respect to the related Equipment, each guaranty, if any, the UCC filing and any assignments thereof, documents evidencing or related to any Insurance Policy, as appropriate, copies of any documentation relating to the purchase of the Equipment and otherwise such documents, if any, that the Collateral Custodian holds, evidencing ownership of such Equipment (if applicable) and all other documents originally delivered to the Borrower or held by the Collateral Custodian with respect to any Contract.

Contract List: The Contract List provided by the Borrower to each Agent and the Collateral Custodian, in the form of Schedule V hereto.

Contractual Obligation: With respect to any Person, means any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject.

CP Lender: Collectively, VFCC and any other Person that is designated as a "CP Lender" pursuant to an Assignment and Acceptance.

CP Rate: With respect to a Lending Group, for any day during any Accrual Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by the related CP Lender from time to time as interest on or otherwise (by means of interest rate hedges or otherwise taking into consideration any incremental carrying costs associated with short-term promissory notes issued by such CP Lender maturing on dates other than those certain dates on which such CP Lender is to receive funds) in respect of the promissory notes issued by such CP Lender that are allocated, in whole or in part, by the related Managing Agent (on behalf of such CP Lender) to fund or maintain the Advances Outstanding during such period, as determined by the related Managing Agent (on behalf of such CP Lender) and reported to the Borrower and the Servicer, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by such Managing Agent (on behalf of the related CP Lender) and
(ii) other borrowings by such CP Lender, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the CP Rate, the related Managing Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

Credit and Collection Policy: The written credit and collection policies of the Originator and the Servicer in effect on the date hereof and set forth on
Schedule IX, as amended or supplemented from time to time in accordance with
Section 5.1(h) and Section 5.4(f).

Cut-Off Date: With respect to each Existing Contract, the date on and after which Collections on such Existing Contract are to be transferred to the Asset Pool, and with respect to each Additional Contract, the related Additional Cut-Off Date.

Default Ratio: As of any Determination Date, the percentage equivalent of a fraction, the numerator of which is equal to four (4) times the sum of the Discounted Contract Balances of Contracts that became Defaulted Contracts (net of Recoveries related thereto) during the Collection Period related to such Determination Date and the immediately preceding two (2) Collection Periods and the denominator of which is equal (i) to the sum of the ADCBs as of the Determination Date related to such three (3) Collection Periods divided by 3
(ii) provided, however, the Default Ratio for the first Collection Period following the Closing Date shall be calculated without reference to the two (2) Collection Periods preceding such first Collection Period and the Default Ratio for the second Collection Period following the Closing Date shall be calculated based solely upon the first two (2) Collection Periods.

Defaulted Contract: (i) With respect to any Contract with respect to which the related Equipment had an original acquisition cost of $150,000 or more (a) as to which the Servicer has determined in accordance with its Credit and Collection Policy that such Contract is not collectible or (b) as to which all or any portion of any one or more Scheduled Payments remains unpaid for at least 180 days from the original due date for such payment, or (ii) with respect to any Contract with respect to which the related Equipment had an original acquisition cost of less than $150,000, (a) as to which the Servicer has determined in accordance with its Credit and Collection Policy that such Contract is not collectible or (b) as to which all or any portion of any one or more Scheduled Payments remains unpaid for at least 120 days from the original due date for such payment.

Delinquency Ratio: As of any Determination Date, the percentage equivalent of a fraction, the numerator of which is the average of the Discounted Contract Balance of Delinquent Contracts as of such Determination Date and each of the immediately preceding two (2) Determination Dates and the denominator of which is equal to the sum of the ADCBs as of each such three (3) Determination Dates provided, however, the Delinquency Ratio for the first Collection Period following the Closing Date shall be calculated without reference to the two (2) Collection Periods preceding such first Collection Period and the Delinquency Ratio for the second Collection Period following the Closing Date shall be calculated based solely upon the first two (2) Collection Periods.

Delinquent: A Contract in the Asset Pool (that is not a Defaulted Contract) as to which, all or any portion of any one or more Scheduled Payments remains unpaid for at least 61 days from the original due date for such payment.

Derivatives: Any exchange-traded or over-the-counter (i) forward, future, option, swap, cap, collar, floor or foreign exchange contract or any combination thereof, whether for physical delivery or cash settlement, relating to any interest rate, interest rate index, currency, currency exchange rate, currency exchange rate index, debt instrument, debt price, debt index, depository instrument, depository price, depository index, equity instrument, equity price, equity index, commodity, commodity price or commodity index, (ii) any similar transaction, contract, instrument, undertaking or security, or (iii) any transaction, contract, instrument, undertaking or security containing any of the foregoing.

Determination Date:  The last day of each Collection Period.

Discounted Contract Balance: With respect to any Contract, (i) as of the related Cut-Off Date, the present value of all remaining Scheduled Payments becoming due under such Contract after such Cut-Off Date discounted monthly at the related Hedged Discount Rate and (ii) as of any other date of determination, the present value of all remaining Scheduled Payments becoming due under such Contract after such date of determination discounted monthly at the applicable Blended Discount Rate.

         The "Discounted Contract Balance" for each Contract shall be calculated assuming:

         (a) all payments due in any Collection Period are due on the last day of the Collection Period;

         (b) payments are discounted on a monthly basis using a 30 day month and a 360 day year; and

         (c) all security deposits and drawings under letters of credit, if any, issued in support of a Contract are applied to reduce Scheduled Payments in inverse order of the due date thereof.

Early Termination Contract: Any Contract that the Servicer has allowed the related Obligor to terminate prior to the date on which the final Scheduled Payment is due thereunder.

EBIT: For any accounting period, determined on a Consolidated basis, net income (or net loss) plus any amount which, in the determination of net income (or net loss) for such period, has been deducted for (a) interest expense and (b) income tax expense, in each case determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in
Section 6.10(c).

Eligible Assignee: (a) A Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's, or whose obligations under this Agreement are guaranteed by a Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's and is otherwise acceptable to the Managing Agent for the related Lender Group, or (b) such other Person satisfactory to the relevant CP Lender, Managing Agent and each of the rating agencies rating the Commercial Paper Notes and approved in writing by the Borrower, such approval not to be unreasonably withheld.

Eligible Contract: On any date of determination, each Contract (i) for which the Contract Files with respect thereto are in possession of the Collateral Custodian and if such date of determination is on or before a Funding Date, each Agent has received a trust receipt in the form of Exhibit J hereto in respect of such Contracts and Contract Files or, if such date of determination is after a Funding Date, each Agent has received a trust receipt in the form of Exhibit K hereto in respect of such Contracts and Contract Files, (ii) that is a Contract as to which the Lender has received a Funding Request and which is identified on the Contract List delivered by the Borrower to the Collateral Custodian as part of such Funding Request, and (iii) that satisfies each of the eligibility requirements set forth on Schedule VII hereto.

Eligible Obligor: On any date of determination, any Obligor that (i) is a United States resident with a billing address within the United States, (ii) is not the subject of an Insolvency Proceeding, (iii) is not an individual who enters into the Contract primarily for personal, family or household purposes, (iv) is not a Governmental Authority, (v) has not acquired or leased the related Equipment for resale, lease, re-lease or sublease is not a vendor or merchant with respect to the related Equipment, and is the end user of the related Equipment.

Equipment: The tangible assets financed or leased by an Obligor pursuant to a Contract and any security interest in such assets, such tangible assets to be consistent with the Credit and Collection Policy.

ERISA: The United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

ERISA Affiliate: (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower, or
(c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (a) above or any trade or business described in clause (b) above.

Eurocurrency Liabilities: Defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

Eurodollar Disruption Event: The occurrence of any of the following: (a) a determination by a Lender that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to make, fund or maintain the Loan, (b) the failure of one or more of the Reference Banks to furnish timely information for purposes of determining the Adjusted Eurodollar Rate, (c) a determination by a Lender that the rate at which deposits of United States dollars are being offered to such Lender in the London interbank market does not accurately reflect the cost to such Lender of making, funding or maintaining the Loan or (d) the inability of a Lender to obtain United States dollars in the London interbank market to make, fund or maintain the Loan.

Eurodollar Reserve Percentage: Of any Reference Bank for any period, for any Capital means the percentage applicable during such period (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Reference Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term of one month.

Excluded Amounts: Any amount (a) received by the Servicer on or with respect to any Asset in the Asset Pool and the related Equipment, which amount is attributable to the payment of any tax, fee or other charge imposed by any Governmental Authority on such Asset, the related Equipment or any amount payable in respect thereof, (b) representing a reimbursement of insurance premiums, (c) with respect to any Contract retransferred or substituted for upon the occurrence of a Warranty Event or that is otherwise replaced by a Substitute Contract, to the extent such amount is attributable to a time after the effective date of such replacement and (d) received by the Servicer and representing payment for services not financed by the related Contract, late fees, insufficient funds changes (less any charges incurred by the Borrower in respect thereof), inspection charges, collection fees (unless constituting Residual Proceeds), delinquency fees, repossession fees (unless constituting Liquidation Expenses), UCC fees, extension fees, documentation fees, maintenance fees or charges or insurance fees.

Existing Contracts: Each Contract purchased by the Borrower under the Purchase Agreement and owned by the Borrower on the Closing Date.

Facility: The financing facility established in favor of the Borrower pursuant to this Agreement and the other Transaction Documents.

Facility Amount: At any time, the lesser of (i) $300,000,000 and (ii) the aggregate of the Maximum Lender Availabilities on such date of determination; provided, however, on or after the Termination Date the "Facility Amount" shall mean the Advances Outstanding.

Facility Availability: On any day, an amount equal to the excess, if any, of the Borrowing Base over the sum of (i) the Advances Outstanding on such day and (ii) the principal amount of Advances requested to be made on such day.

Federal Funds Rate: For any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the federal funds rates as quoted by First Union and confirmed in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by First Union (or, if such day is not a Business Day, for the next preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of First Union, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. Charlotte, North Carolina time.

Fee Letter: The Fee Letter, dated as of the date hereof, among the Borrower, the Servicer and the Agents, as such letter may be amended, modified, supplemented, restated or replaced from time to time.

Fidelity: Fidelity Leasing Inc., in its individual capacity.

First Union: First Union National Bank, in its individual capacity.

Funding Date: Any day on which an Advance is made.

Funding Lender Group: As defined in Section 2.1(a).

Funding Request: A written notice, substantially in the form of Exhibit A hereto, delivered pursuant to Section 2.2.

GAAP: Generally accepted accounting principles as in effect from time to time in the United States.

Governmental Authority: Any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

Grant: To grant, bargain, sell, warrant, alienate, remise, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Contracts or of any other instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Contracts, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.

H.15: Federal Reserve Statistical Release H.15.

Hedge Breakage Costs: For any Hedge Transaction, any amount payable by the Borrower for the early termination of that Hedge Transaction or any portion thereof.

Hedge Collateral:  Defined in Section 5.3(b).

Hedge Counterparty: Any entity that (a) on the date of entering into any Hedge Transaction (i) is an interest rate swap dealer that is either a Lender or an Affiliate of a Lender, or has been approved in writing by the Managing Agent of the Lender Group of which such Lender or Affiliate of such Lender is a member (which approval shall not be unreasonably withheld), and (ii) has a long-term unsecured debt rating of not less than "A" by S&P and not less than "A-2" by Moody's ("Long-term Rating Requirement") and a short-term unsecured debt rating of not less than "A-1" by S&P and not less than "P-1" by Moody's ("Short-term Rating Requirement"), and (b) in a Hedging Agreement (i) consents to the assignment of the Borrower's rights under the Hedging Agreement to such Managing Agent pursuant to Section 5.3(b) and (ii) agrees that in the event that Moody's or S&P reduces its long-term unsecured debt rating below the Long-term Rating Requirement, or reduces its short-term unsecured debt rating below the Short-term Rating Requirement, it shall transfer its rights and obligations under each Hedging Transaction to another entity that meets the requirements of clause (a) and (b) hereof and has entered into a Hedging Agreement with the Borrower on or prior to the date of such transfer.

Hedged Discount Rate: For any Contract, the sum, computed as of the Cut-Off Date for such Contract, of: (i) the interest rate payable to the Hedge Counterparty under the Hedge Transaction related to such Contract, (ii) the Program Fee Rate,
(iii) the Servicer Fee Rate, (iv) the Backup Servicer Fee Rate, and (v) if the interest rate associated with the Hedge Agreement for such Contract is based on a commercial paper rate, 0.12%.

Hedge Notional Amount: For any Advance, the aggregate notional amount in effect on any day under all Hedge Transactions entered into pursuant to Section 5.3(a) for that Advance.

Hedge Percentage: On any day 95%.

Hedge Transaction: Each interest rate swap transaction between the Borrower and a Hedge Counterparty that is entered into pursuant to Section 5.3(a) and is governed by a Hedging Agreement.

Hedging Agreement: Each agreement between the Borrower and a Hedge Counterparty that governs one or more Hedge Transactions entered into pursuant to Section 5.3(a), which agreement shall consist of a "Master Agreement" in a form published by the International Swaps and Derivatives Association, Inc., together with a "Schedule" thereto substantially in the form of Exhibit F hereto or such other form as the relevant Managing Agent shall approve in writing, and each "Confirmation" thereunder confirming the specific terms of each such Hedge Transaction.

Increased Costs: Any amounts required to be paid by the Borrower to an Affected Party pursuant to Section 2.13.

Indebtedness: With respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or that is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under leases that shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, (e) all indebtedness, obligations or liabilities of that Person in respect of Derivatives, and (f) obligations under direct or indirect guaranties in respect of obligations (contingent or otherwise) to purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, indebtedness or obligations of others of the kind referred to in clauses (a) through (e) above.

Indemnified Amounts:  Defined in Section 10.1.
Indemnified Parties:  Defined in Section 10.1.

Ineligible Contract:  Defined in Section 5.11.

ISDA Definitions: The 1991 ISDA Definitions, and any supplements thereto including the 1998 Supplement to the 1991 ISDA Definitions, prepared by the International Swaps and Derivatives Association, Inc.

Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

Insolvency Laws: The Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

Insolvency Proceeding: Any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event.

Instrument: Any "instrument" (as defined in Article 9 of the UCC), other than an instrument that constitutes part of chattel paper.


Insurance Policy: With respect to any Contract, an insurance policy covering physical damage to or loss of the related Equipment.

Insurance Proceeds: Any amounts payable or any payments made, to the Servicer under any Insurance Policy.

Interest: For any Accrual Period and any Advance, the sum of the products (for each day during such Accrual Period) of:

         IR x P x  1
                  ---
                  360

         where:

         IR       =        the Interest Rate applicable to such Advance; and

         P        =        the principal amount of such Advance on such day;

provided, however, that (i) no provision of this Agreement shall require the payment or permit the collection of Interest in excess of the maximum permitted by applicable law, and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

Interest Expense: For any accounting period, the aggregate amount, determined in accordance with GAAP, of interest and commitment, agency and other fees accrued, paid or required to be paid during such period by Fidelity and its Subsidiaries in respect of all Indebtedness (except to the extent such Indebtedness represents capitalized interest, under the RLI Agreements), plus any payments made in respect of interest rate hedging obligations.

Interest Rate: For any Accrual Period and for each Advance made by a Lender (other than a Hedge Counterparty) for each day during such Accrual Period:

         (a) to the extent the relevant Lender funded the applicable Advance through the issuance of commercial paper, a rate equal to the CP Rate, or

         (b) to the extent the relevant Lender did not fund the applicable Advance through the issuance of commercial paper, a rate equal to the Alternative Rate.

Investment: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of Assets pursuant to the Purchase Agreement and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

Issuer: Each CP Lender and any other Lender (other than a Hedge Counterparty), whose principal business consists of issuing commercial paper or other securities to fund its acquisition or maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar Assets.

Lender Note:  As defined in Section 2.5.

Lenders: (i)Each CP Lender, (ii) each Liquidity Lender and (iii) for purposes of security only each Hedge Counterparty that is either a Lender or an Affiliate of a Lender if that Affiliate executes a counterpart of this Agreement agreeing to be bound by the terms of this Agreement applicable to a Lender.

Lender Group: The VFCC Lender Group and each group of Managing Agent, CP Lender and related Liquidity Lenders identified from time to time in an Assignment and Acceptance as a "Lender Group," as the case may be.

Lender Group Availability: For any Lender Group, other than the VFCC Lender Group, during the Revolving Period, the positive excess, if any, of such Lender Group's Maximum Lender Availability over the portion of Advances Outstanding with respect to such Lender Group and for the VFCC Lender Group, during the Revolving Period, the positive excess, if any, of the VFCC Lender Availability over the sum of the portion of Advances Outstanding made by the VFCC Lender Group and the aggregate "Capital" of all "Asset Interests" (as such terms are defined under the SPC I Agreement) sold pursuant to the SPC I Agreement and outstanding on such day.

Lender Group Percentage: With respect to any Lender Group, a fraction the numerator of which is the Advances Outstanding with respect to such Lender Group and the denominator of which is the total Advances Outstanding.

Lender Group Share: With respect to any Lender Group, a fraction the numerator of which is the Maximum Lender Availability for such Lender Group, and the denominator of which is the Facility Amount.

Lender's Percentage Share: With respect to any Lender, a fraction the numerator of which is the Advances Outstanding with respect to such Lender and the denominator of which is the Advances Outstanding with respect to the Lender Group of which such Lender is a member.

Lender's Share: With respect to any Liquidity Lender, a fraction the numerator of which is such Liquidity Lender's Commitment and the denominator of which is the aggregate of the Commitments of all Liquidity Lenders with respect to the Lender Group of which such Liquidity Lender is a member.

LIBOR Rate: For any Advance Outstanding and any day during any Accrual Period, an interest rate per annum equal to:

                  (i) the posted rate for 30-day deposits in United States Dollars appearing on Telerate page 3750 as of 11:00 a.m. (London time) on the Business Day which is the second Business Day immediately preceding the first day of the applicable Accrual Period; or

                  (ii) if no such rate appears on Telerate page 3750 at such time and day, then the LIBOR Rate shall be determined by each Managing Agent for its related Lender Group (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees).

Lien: Any mortgage, lien, pledge, charge, security interest or encumbrance of any kind.

Liquidation Expenses: With respect to any Contract, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) and any reasonably allocated costs of internal counsel (if any), in each case in accordance with the Servicer's customary procedures in connection with the repossession, refurbishing and disposition of any related Equipment upon or after the expiration or earlier termination of such Contract and other out-of-pocket costs related to the liquidation of any such Equipment, including the attempted collection of any amount owing pursuant to such Contract if it is a Defaulted Contract.

Liquidity Lenders: Defined in the preamble of the Agreement.

Loan: The loan by any Lender to the Borrower pursuant to the provision of
Article II hereof.

Lock-Box: The post office box to which Collections are remitted for retrieval by a Lock-Box Bank and deposited by such Lock-Box Bank into a Lock-Box Account the details of which are contained in Schedule II.

Lock-Box Account: The account maintained for the purpose of receiving Collections at a bank or other financial institution that has executed a Lock-Box Agreement for the purpose of receiving Collections the details of which are contained in Schedule II.

Lock-Box Agreement: A letter agreement, in substantially the form of Exhibit B, between the Servicer and a Lock-Box Bank.

Lock-Box Bank: Any of the banks or other financial institutions holding one or more Lock-Box Accounts.

Managing Agent: The VFCC Managing Agent and such other managing agent identified in an Assignment and Acceptance.

Material Adverse Effect: With respect to any event or circumstance, means a material adverse effect on (a) the business, financial condition, operations, performance or properties (in the aggregate) of the Originator or the Borrower,
(b) the validity, enforceability or collectibility of this Agreement or any other Transaction Document or the validity, enforceability or collectibility of the Contracts, (c) the rights and remedies of the Agents and the Lenders, (d) the ability of the Borrower or the Servicer to perform its obligations under this Agreement or any Transaction Document, or (e) the status, existence, perfection, priority or enforceability of any Agent's or Lenders' interest in the Assets.

Maximum Lender Availability: With respect to the VFCC Lender Group, the VFCC Lender Availability and, with respect to any Lender Group that becomes a Lender Group upon the execution and delivery of an Assignment and Acceptance, the amount set forth therein as such Lender Group's Maximum Lender Availability pursuant to any Assignment and Acceptance accepted by the Administrative Agent, each as modified from time to time.

Minimum Overcollateralization: On any day, an amount equal to the product of (a) 100% minus the Advance Rate and (b) the ADCB on such day.

Monthly Report:  Defined in Section 6.10(a).

Moody's:  Moody's Investors Service, Inc., and any successor thereto.

Multiemployer Plan: A "multiemployer plan" as defined in Section 4001(a)(3) of ERISA that is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees.

Non-Funding Lender Group:  As defined in Section 2.1(a).

Obligor: With respect to any Contract, the Person or Persons obligated to make payments pursuant to a Contract, including any guarantor thereof.

Officer's Certificate: A certificate signed by any officer of the Borrower or the Servicer, as the case may be, and delivered to the Collateral Custodian.

Opinion of Counsel: A written opinion of counsel, which opinion and counsel are reasonably acceptable to each Agent.

Originator: Fidelity and certain subsidiaries of Fidelity named in the Purchase Agreement.

Outstanding Balance: Of any Contract at any time, the sum of all remaining Scheduled Payments related thereto.

Overcollateralization: On any day, the excess, if any, of the ADCB on such day over the Advances Outstanding on such day.

Payment Date: The 20th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

Permitted Investments:  Any one or more of the following types of investments:

         (a) marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States of America and that have a maturity of not more than 270 days from the date of acquisition;

         (b) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States and that have a maturity of not more than 270 days from the date of acquisition;

         (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term obligations of which are rated of least A-1 by S&P and P-1 by Moody's;

         (d) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (a), (b) and (c) above entered into with any bank of the type described in clause (c) above;

         (e) commercial paper rated at least A-1 by S&P and P-1 by Moody's; and

         (f) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least A-1 by S&P and P-1 by Moody's.

Permitted Liens: Liens for state, municipal or other local taxes if such taxes shall not at the time be due and payable and Liens granted pursuant to the Transaction Documents and/or the B-Note Agreement.

Person: An individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

Portfolio Concentration Criteria: On any day, each of the concentration limitations as set forth in Schedule VIII, which concentration limitations shall be measured on the basis of a percentage of ADCB.

Prepaid Contract: Any Contract (other than a Defaulted Contract) that has terminated or been prepaid in full or in part prior to its scheduled expiration date, including a termination or prepayment because of a Casualty Loss.

Prepayment Amount:  Defined in Section 6.4(b).

Prepayments: Any and all (i) partial or full prepayments on a Contract (including, with respect to any Contract and any Collection Period, any Scheduled Payment or portion thereof that is due in a subsequent Collection Period that the Servicer has received, and expressly permitted the related Obligor to make, in advance of its scheduled due date, and that will be applied to such Scheduled Payment on such due date), (ii) cash proceeds realized from the sale of Equipment under a Prepaid Contract, net of Liquidation Expenses, and
(iii) Recoveries.

Prime Rate: The rate announced by First Union from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by First Union in connection with extensions of credit to debtors.

Program Support Agreement: Any agreement entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of any CP Lender, the issuance of one or more surety bonds for which any CP Lender is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by any CP Lender to any Program Support Provider of the applicable Certificate (or any interest therein or in any portions thereof) and/or the making of loans and/or other extensions of credit to any CP Lender in connection with such CP Lender's securitization program (whether for liquidity or credit enhancement support), together with any letter of credit, surety bond or other instrument issued thereunder.

Program Support Provider: Any Person now or hereafter extending credit, or having a commitment to extend credit to or for the account of, or to make purchases from, any CP Lender or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such CP Lender's securitization program.

Proceeds: With respect to any Asset, whatever is receivable or received when such Asset is sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Asset.

Program Fee: As defined in the Fee Letter.

Program Fee Rate: On any day, the rate set forth in the Fee Letter as the "Program Fee Rate."

Purchase Agreement: The Purchase and Sale Agreement, dated as of the date hereof, between the Originators and the Borrower, as amended, modified, supplemented or restated from time to time with the prior consent of the Lenders.

Purchase Agreement Termination Date:  As defined in the Purchase Agreement.

Qualified Institution:  Defined in Section 6.4(f).

Rating Agency: Each of S&P, Moody's and any other rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by the Issuer.

Records: All Contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to Assets and the related Obligors that the Borrower has itself generated, in which the Borrower has acquired an interest pursuant to the Purchase Agreement or in which the Borrower has otherwise obtained an interest.

Recoveries: With respect to a Defaulted Contract, proceeds from the sale of the related Equipment, proceeds of any related Insurance Policy and any other recoveries with respect to such Defaulted Contract, the related Equipment and other related property, and amounts representing late fees and penalties, net of Liquidation Expenses and amounts, if any, received that are required under such Contract to be refunded to the related Obligor.

Reference Bank: Any bank that furnishes information for purposes of determining the Adjusted Eurodollar Rate.

Register: Defined in Section 12.1(c).

Related Security:  With respect to any Contract in the Asset Pool:

         (a) all of the Borrower's interest in any Equipment related to such Contract including all proceeds from any sale or other disposition of such Equipment;

         (b) all Contract Files related to such Contracts, and all right, title and interest of the Borrower in and to the documents, agreements, and instruments included in the Contract File, including without limitation, rights of recovery of the Borrower against the Originator;

         (c) all Insurance Policies and all rights of the Borrower in all Insurance Policies;

         (d) all security interests, liens, guaranties, mortgages or other encumbrances and property subject thereto from time to time purporting to secure payment of any Contract, together with all UCC financing statements or similar filings signed by an Obligor relating thereto;

         (e) the Collection Account and all Lock Box Accounts, together with all cash and investments in each of the foregoing other than amounts earned on investments therein;

         (f) all of the Borrower's right, title and interest in and to any Hedging Agreement and any payment from time to time due thereunder;

         (g) all of the Borrower's right, title and interest in and to the Purchase Agreement and the assignment to the Administrative Agent of all UCC financing statements filed by the Borrower against the Originator under or in connection with the Purchase Agreement; and

         (h) the proceeds of each of the foregoing.

Replaced Contract:  Defined in Section 2.16(a).

Reporting Date: The date that is three (3) Business Days prior to each Payment Date.

Required Lenders: On any day, Lenders that have made Advances in an aggregate amount in excess of 75% of the Advances Outstanding.


Required Reduction Amount: On any day, an amount equal to the positive excess, if any, of (a) the Advances Outstanding on such day over (b) the lesser of (i) the Borrowing Base on such day and (ii) the Facility Amount on such day.

Required Reports: Collectively, the Monthly Report, the Servicer's Certificate and the quarterly financial statement of the Servicer required to be delivered to each Agent pursuant to Section 6.10(c) hereof.

Residual Proceeds: With respect to any Contract or any item of Equipment, the net proceeds for the sale or other disposition of the Equipment upon the expiration, or early termination, of the term of such Contract.

Responsible Officer: As to any Person any officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

Revolving Period: The period commencing on the Closing Date and ending on the day immediately preceding the Termination Date.

RLI: Resource Leasing, Inc.

RLI Agreements: Collectively, (i) the Subordination Agreement dated September 30, 1998 among RLI, Fidelity and First Union, (ii), the 1996 Note (iii), the 1998 Note (iv) the 1999 Note, and each other document related thereto, as the same may be amended, replaced, supplemented or otherwise modified.

S&P: Standard & Poor's, a division of The McGraw Hill Companies, Inc., and any successor thereto.

Scheduled Payments: With respect to any Contract, each monthly, quarterly, annual or seasonal rent or financing (whether principal or principal and interest) payment scheduled to be made by the Obligor thereof under the terms of such Contract; in all cases, excluding any payment in the nature of, or constituting, Residual Proceeds.

Servicer: Defined in Section 6.1(a).

Servicer Advance: An advance of Scheduled Payments made by the Servicer pursuant to Section 6.5.

Servicer Fee Rate: On any day, the rate set forth in the Fee Letter as the "Servicer Fee Rate."

Servicer Termination Event: Defined in Section 6.15.

Servicer Termination Notice: Defined in Section 6.15.

Servicer's Certificate: Defined in Section 6.10(b).

Servicing Fee: Defined in Section 2.12(b).

Solvent: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair salable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

SPC I Agreement: The Receivables Purchase Agreement dated as of June 24, 1998 among Fidelity Leasing SPC I, Inc., Fidelity, as the servicer, the Investors named therein, VFCC, FCMC, First Union, and Harris Trust and Savings Bank.

Structuring Fee: The structuring fee set forth in the Fee Letter.

Subordinated Debt: All debt of Fidelity Leasing, Inc. owed to RLI pursuant to the RLI Agreements.

Subsidiary: A corporation of which the Originator and/or its Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

Substitute Contract: On any day, an Eligible Contract that meets each of the conditions for substitution set forth in Section 2.16.

Successor Servicer: Defined in Section 6.16(a).

Tangible Net Worth: The net worth as of any quarter of Fidelity, (ii) minus the aggregate amount of all intangibles (e.g., surplus for write-ups of assets, goodwill, intellectual property, leasehold improvements, deferred charges and similar items) for that quarter and (iii) plus 100% of subordinated debt, all as determined in accordance with GAAP, consistently applied.

Taxes: Any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Governmental Authority.

Termination Date: The date of the occurrence of a Termination Event pursuant to
Section 9.1.

Termination Event: Defined in Section 9.1.

Transaction Documents: This Agreement, the Purchase Agreement, the Hedging Agreement, the Lock-Box Agreements, the Fee Letter, the Backup Servicer Fee Letter, the Collateral Custodian Fee Letter, and any additional document the execution of which is necessary or incidental to carrying out the terms of the foregoing documents.

UCC: The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

United States: The United States of America.

Unmatured Termination Event: Any event that, with the giving of notice or the lapse of time, or both, would become a Termination Event.

Unreimbursed Servicer Advances: At any time, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Sections 2.7 and 2.8.

Unused Fee: As defined in the Fee Letter.

VFCC Lender Availability: On any day, an amount equal to $300,000,000.

VFCC Lender Group: VFCC, FCMC (as Managing Agent for the VFCC Lender Group), First Union and each of the Liquidity Lenders identified as a member of the VFCC Lender Group on the signature pages hereto or on the signature page of an Assignment and Acceptance.

VFCC Managing Agent: FCMC.

Warranty Event: As to any Asset in the Asset Pool, the discovery that as of the related Cut-Off Date or Funding Date there had existed a breach of any representation or warranty relating to such Contract and the continuance of such breach through any applicable determination date or beyond any applicable cure period.

Year 2000 Compatibility:  As defined in Section 5.6(c).

1996 Note: The Subordinated Promissory Note, dated December 24, 1996 from Fidelity to RLI in the principal sum of $4,000,000 plus accrued and unpaid interest to date.

1998 Note: The Subordinated Promissory Note dated September 30, 1998 from Fidelity to RLI in the principal sum of $1,006,696.06 plus accrued and unpaid interest to date.

1999 Note: The Subordinated Promissory Note dated February 4, 1999 from Fidelity to RLI in the principal sum of $38,000,000 plus accrued and unpaid interest to date.

         Section 1.2 Other Terms.

         All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not used but specifically defined herein, are used herein as defined in such Article 9.

         Section 1.3 Computation of Time Periods.

         Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         Section 1.4 Interpretation.

         In each Transaction Document, unless a contrary intention appears:

                  (i) the singular number includes the plural number and vice versa;

                  (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

                  (iii) reference to any gender includes each other gender;

                  (iv) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

                  (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.

                                   ARTICLE II

                                    ADVANCES

         Section 2.1 Advances; The Loan; Grant of Security

         (a) On the terms and conditions hereinafter set forth by delivering to each Managing Agent a Funding Request in accordance with Section 2.2(a), the Borrower may, at its option, from time to time on any Business Day during the Revolving Period, but no more frequently than twice every five (5) Business Days, request that the Lenders make advances (each, an "Advance") to it in an amount which, at any time, shall not exceed the Maximum Lender Availability applicable to each Lender Group in effect on the related Funding Date. Following receipt by the Managing Agents of a Funding Request, each Managing Agent shall first decide whether the Advance will be made by the related CP Lender or by the Liquidity Lenders in such Lender Group. If a Managing Agent decides that the related CP Lender will make the Advance, it shall ask such CP Lender to make the Lender Group Share of the Advance and such CP Lender may from time to time during the Revolving Period, in its sole discretion, agree or decline to make the Advance. If any CP Lender declines to make an Advance, then the Liquidity Lenders in such Lender Group shall fund such Advance.

         If on any Funding Date during the Revolving Period, any Lender Group does not make available any portion or all of its Lender Group Share of such Advance, then, subject to the next succeeding paragraph, the portion of such Advance to be made by each other Lender Group (each, a "Funding Lender Group") shall be increased on such Funding Date by an amount, if any, equal to the product of (x) the portion of such Advance that was not made by any one or more Lender Groups (each, a "Non-Funding Lender Group") and (y) a fraction the numerator of which is the relevant Funding Lender Group's Maximum Lender Availability and the denominator of which is the excess, if any, of (I) the sum of all Lender Groups' Maximum Lender Availabilities over (II) the sum of the Non-Funding Lender Groups' Maximum Lender Availabilities.

         Notwithstanding anything to the contrary herein, under no circumstances shall any Liquidity Lender make any Advance on any Funding Date in excess of the lesser of (i) such Lender's Share of the portion of the Lender Group Share of the amount of the Advance which the CP Lender in such Lender Group declined to make and (ii) the amount by which such Liquidity Lender's Commitment exceeds the aggregate outstanding principal amount of Advances made by such Liquidity Lender prior to such Funding Date. In no event shall any Lender have any obligation to make any Advance such that, after giving effect to such Advance, Advances Outstanding exceeds the Borrowing Base.

         (b) In order to secure the payment of the Advances, Interest, Aggregate Unpaids, and all other amounts payable with respect to the Loan and under the Fee Letter, and in order to secure the performance and observance of all of the covenants and conditions contained in this Agreement and in the Fee Letter, the Borrower hereby Grants to the Administrative Agent, for the benefit of the Lenders and the Hedge Counterparties, a first priority security interest in all of its Assets, whether now existing or hereafter acquired or created, including Collections, any and all replacements, substitutions, distributions on and proceeds and products thereof (the "Collateral"). The Borrower shall mark its records (including, without limitation, its computer records and tapes) to evidence the Grant and the interest of the Administrative Agent on behalf of the Lenders and the Hedge Counterparties in the Collateral.

         (c) The Borrower may, within 60 days, but no later than 45 days, prior to the then existing Commitment Termination Date, by written notice to each Managing Agent, make written request for each Lender Group and its related Lenders to extend the Commitment Termination Date for an additional period of 364 days. Each Managing Agent will give prompt notice to the relevant CP Lender and its Liquidity Lenders of its receipt of such request for extension of the Commitment Termination Date. Each Lender Group and its related Lenders shall make a determination, in their sole discretion and after a full credit review, not less than 15 days prior to the then applicable Commitment Termination Date as to whether or not it will agree to extend the Commitment Termination Date; provided, however, that the failure of a Lender Group to make a timely response to the Borrower's request for extension of the Commitment Termination Date shall be deemed to constitute a refusal by such Lender Group to extend the Commitment Termination Date. The Commitment Termination Date shall only be extended upon the consent of 100% of the Lenders in each Lender Group.

         Section 2.2 Procedures for Advances

         (a) In the case of the making of any Advance, each Funding Request shall be delivered to each Managing Agent no later than 5:00 p.m. (Charlotte, North Carolina time) two (2) Business Days prior to the proposed Funding Date (with copies to the Administrative Agent and the Collateral Custodian).

         (b) Each Funding Request shall specify the aggregate amount of the requested Advance, which shall be in an amount equal to at least $2,000,000; provided, however that the first such Advance shall be in an amount equal to at least $10,000,000. Each Funding Request shall be accompanied by (i) a Funding Request prepared by the Servicer, setting forth the Advances Outstanding and representing that all conditions precedent for a funding have been met, including a representation by the Borrower that the requested Advance does not on the Funding Date exceed the Facility Availability, (ii) a calculation of the Borrowing Base as of the date the Advance is requested, and (iii) an updated Contract List including each Contract that is subject to the requested Advance. Each Funding Request shall be irrevocable.

         (c) On the Funding Date following the satisfaction of the applicable conditions set forth in this Section 2.2 and Article III, each Managing Agent on behalf of the related Lender Group, shall make available to the Borrower or its designee in same day funds, at the Borrower's Account, the related Lender Group Share of the principal amount of such Advance.

         Section 2.3 Reduction of Facility Amount; Prepayments.

         (a) The Borrower may, upon at least two (2) Business Days' notice to each Managing Agent (which notice shall be received no later than 5:00 p.m. (Charlotte, North Carolina time)), terminate in whole or reduce in part the portion of the Facility Amount that exceeds the sum of the aggregate Advances Outstanding, accrued Interest, Breakage Costs and Hedge Breakage Costs and the Commitment of each Liquidity Lender shall be reduced by its respective Lender's Percentage Share; provided, however, that each partial reduction of the Facility Amount shall be in an aggregate amount equal to $1,000,000 or an integral multiple thereof. Each notice of reduction or termination pursuant to this
Section 2.3(a) shall be irrevocable.

         (b) The Borrower may, subject to the provisions of Section 2.11, upon two (2) Business Days' prior written notice (such notice to be received by each Managing Agent no later than 5:00 p.m. (Charlotte, North Carolina time) on such day) to each Managing Agent on behalf of each Lender Group, prepay any portion of Advances Outstanding, provided, however, that the Borrower shall not make more than one such prepayment in any Collection Period. On the date of such prepayment, the Borrower shall remit to each Managing Agent cash in the amount equal to the sum of (i) the Lender Group Percentage of the portion of Advances Outstanding to be prepaid, (ii) Interest accrued thereon and (iii) Breakage Costs; provided, however, that no such reduction shall be given effect unless the Borrower has complied with the terms of any Hedging Agreement requiring that one or more Hedge Transactions be terminated in whole or in part as the result of any such reduction of the Advances Outstanding, and Borrower has paid all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any such termination. Upon receipt of any such amounts, each Managing Agent shall apply such amounts first, to the payment of accrued Interest, second to the reduction of the Advances Outstanding, and third to the payment of any Breakage Costs. Each notice of prepayment pursuant to this Section 2.3(b) shall be irrevocable.

         Section 2.4 Determination of Interest.

         (a) Each Managing Agent shall determine the Interest (including unpaid Interest, if any, due and payable on a prior Payment Date) to be paid to the related Lender Group on each Payment Date for the Accrual Period and shall advise the Servicer thereof on the first Business Day after the Accrual Period.

         (b) Each Managing Agent shall initially determine the CP Rate and Interest (including unpaid Interest, if any, due and payable on a prior Payment
Date) to be due on each Payment Date in respect of the applicable Lender Group and for each Accrual Period and shall advise the Servicer thereof on the fifth Business Day preceding such Payment Date relating to such Accrual Period. Prior to the next succeeding Payment Date for such Accrual Period, each Managing Agent shall redetermine the CP Rate and Interest (including unpaid Interest, if any, due and payable on a prior Payment Date) to be due on such Payment Date in respect of such Lender Group for such Accrual Period and the difference, if any, between (i) the CP Rate and Interest as initially determined for such Accrual Period and (ii) the CP Rate and Interest as redetermined on the Payment Date for such Accrual Period. The amount owed in respect of Interest for the next succeeding Accrual Period, as initially determined by each Managing Agent, shall be either increased or decreased, if necessary and as appropriate, to reflect such difference in Interest applicable to the related Lender Group for the most recently completed Accrual Period.

         Section 2.5 Lender Note.

         Each Loan made by the members of a Lender Group hereunder shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit M, with appropriate insertions as to date and principal amount (a "Lender Note"), payable to the order of the Managing Agent for such Lender Group and in a principal amount equal to the Maximum Lender Availability for the related Lender Group.

         Section 2.6 Compensating Interest Payments.

         On the Business Day immediately preceding each Payment Date, the Originator shall deposit, or cause to be deposited, in the Collection Account the Compensating Interest Payment for such Payment Date.

         Section 2.7 Settlement Procedures During the Revolving Period.

         On each Payment Date (a) during the Revolving Period and (b) following the occurrence of the Commitment Termination Date pursuant to clause (a) of the definition thereof, the Servicer shall pay to the following Persons, from (x) the Collection Account, to the extent of Available Funds, and (y) Servicer Advances received with respect to the immediately preceding Collection Period that ended on the last day of the calendar month immediately preceding the calendar month in which such Payment Date occurs, the following amounts in the following order of priority:

                  (i) FIRST, pro rata to each Hedge Counterparty, any amounts, including any Hedge Breakage Costs, owing that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge
         Transaction(s), for the payment thereof;

                  (ii) SECOND, to the Servicer, in an amount equal to any Unreimbursed Servicer Advances, for the payment thereof;

                  (iii) THIRD, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

                  (iv) FOURTH, to the extent not paid for by Fidelity, to the Backup Servicer, in an amount equal to any accrued and unpaid Backup Servicing Fee, for the payment thereof;

                  (v) FIFTH, to the extent not paid for by Fidelity, to the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fee, for the payment thereof;

                  (vi) SIXTH, to each Managing Agent for payment to each Lender in the related Lender Group, an amount equal to the accrued and unpaid Interest and Breakage Costs for the related Lender Group; provided, however, if there are not sufficient funds to pay all Lenders in full for all accrued and unpaid Interest and Breakage Costs, then each Managing Agent shall receive for the benefit of the Lenders in the related Lender Group an amount equal to the product of (A) the amount available for distribution under this clause sixth and (B) the Lender Group Percentage for such Lender Group;

                  (vii) SEVENTH, to each Managing Agent for the payment of each Lender's Percentage Share, the related Lender Group Percentage of any accrued and unpaid Program Fee and to the extent not paid for by Fidelity, any Unused Fee; provided, however, if there are not sufficient funds to pay all Lenders in full for all accrued and unpaid Program Fees and Unused Fees, then each Managing Agent shall receive for the benefit of the Lenders in the related Lender Group an amount equal to the product of (A) the amount available for distribution under this clause seventh and (B) the Lender Group Percentage for such Lender Group;

                  (viii) EIGHTH, to the B-Note Lender, in an amount equal to the accrued and unpaid B-Note Interest under the B-Note for such Accrual Period;

                  (ix) NINTH, if the Advances Outstanding exceed the lesser of
         (i) the Borrowing Base on such day or (ii) the Facility Amount on such day, to each Managing Agent for the payment of each Lender's Percentage Share, the related Lender Group Percentage of the aggregate Required Reduction Amount; provided, however, if there are not sufficient funds to pay all Lenders in full, then each Managing Agent shall receive for the benefit of the Lenders in the related Lender Group an amount equal to the product of (A) the amount available for distribution under this clause NINTH, and (B) the Lender Group Percentage for such Lender Group.

                  (x) TENTH, to each Managing Agent, in the amount of any unpaid Increased Costs and/or Taxes (if any) incurred by Lenders in the related Lender Group for payment to such Lenders in respect thereof;

                  (xi) ELEVENTH, any remaining amounts shall be used to pay amounts due and owing in respect of the B-Note to the extent not paid pursuant to clause EIGHTH above;

                  (xii) TWELFTH, any remaining amount shall be distributed to the Borrower.

         Section 2.8 Settlement Procedures During the Amortization Period.

         On each Payment Date during the Amortization Period, the Servicer shall pay to the following Persons, from (x) the Collection Account, to the extent of Available Funds, and (y) Servicer Advances received with respect to the immediately preceding Collection Period, the following amounts in the following order of priority:

                  (i) FIRST, pro rata to each Hedge Counterparty, any amounts, including any Hedge Breakage Costs, owing that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge
         Transaction(s), for the payment thereof;

                  (ii) SECOND, to the Servicer, in an amount equal to any Unreimbursed Servicer Advances, for the payment thereof;

                  (iii) THIRD, to the Servicer, in an amount equal to any accrued and unpaid Servicing Fees to the end of the preceding Collection Period, for the payment thereof;

                  (iv) FOURTH, to the extent not paid for by Fidelity, to the Backup Servicer, in an amount equal to any accrued and unpaid Backup Servicing Fee, for the payment thereof;

                  (v) FIFTH, to the extent not paid for by Fidelity, to the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fee, for the payment thereof;

                  (vi) SIXTH, to each Managing Agent for payment to each Lender in the related Lender Group, an amount equal to the accrued and unpaid Interest and Breakage Costs for the related Lender Group; provided, however, if there are not sufficient funds to pay all Lenders in full for all accrued and unpaid Interest and Breakage Costs, then each Managing Agent shall receive for the benefit of the Lenders in the related Lender Group an amount equal to the product of (A) the amount available for distribution under this clause sixth and (B) the Lender Group Percentage for such Lender Group;

                  (vii) SEVENTH, to each Managing Agent for the payment of each Lender's Percentage Share, the related Lender Group Percentage of any accrued and unpaid Program Fee and, to the extent not paid by Fidelity, any Unused Fee; provided, however, if there are not sufficient funds to pay all Lenders in full for all accrued and unpaid Program Fees and Unused Fees, then each Managing Agent shall receive for the benefit of the Lenders in the related Lender Group an amount equal to the product of (A) the amount available for distribution under this clause seventh and (B) the Lender Group Percentage for such Lender Group;

                  (viii) EIGHTH, to the B-Note Lender, in an amount equal to the accrued and unpaid B-Note Interest under the B-Note for such Accrual Period;

                  (ix) NINTH, to each Managing Agent, the Lender Group Percentage of all remaining funds for the reduction to zero of the Advances Outstanding;

                  (x) TENTH, to each Managing Agent, in the amount of any unpaid Increased Costs and/or Taxes (if any) incurred by Lenders in the related Lender Group for payment to such Lenders in respect thereof; and

                  (xi) ELEVENTH, upon payment in full of the Advances Outstanding and the payment in full of the Aggregate Unpaids, any remaining amount shall be used to pay amounts due and owing in respect of the B-Note to the extent not paid pursuant to clause EIGHTH above; and

                  (xii) TWELFTH, any remaining amounts shall be distributed to the Borrower.

         Section 2.9 Collections and Allocations.

         (a) Collections. The Servicer shall transfer, or cause to be transferred, all Collections on deposit in the form of available funds in the Lock Box Account to the Collection Account by the close of business on the Business Day such Collections are received in the Lock Box Account. The Servicer shall promptly (but in no event later than the second Business Day after the receipt thereof) deposit all Collections received directly by it in the Collection Account. The Servicer shall make such deposits or payments on the date indicated herein by wire transfer, in immediately available funds.

         (b) Initial Deposits. On the Closing Date and on each Addition Date thereafter, the Servicer will deposit (in immediately available funds) into the Collection Account all Collections received after the applicable Cut-Off Date and through and including the Closing Date or Addition Date, as the case may be, in respect of Contracts being transferred to the Asset Pool on such date.

         (c) Excluded Amounts. The Servicer may withdraw from the Collection Account any deposits thereto constituting Excluded Amounts if the Servicer has, prior to such withdrawal and consent, delivered to each Agent a report setting forth the calculation, and identifying the type, of such Excluded Amounts in a format reasonably satisfactory to each Managing Agent.

         (d) Investment of Funds. Until the occurrence of a Termination Event, to the extent there are uninvested amounts deposited in the Collection Account, all amounts shall be invested in Permitted Investments selected by the Servicer that mature no later than the next Business Day; from and after the occurrence of a Termination Event, to the extent there are uninvested amounts in the Collection Account, all amounts may be invested in Permitted Investments selected by each Managing Agent that mature no later than the next Business Day. All earnings (and losses) thereon shall be for the account of the Servicer.

         Section 2.10 Payments, Computations, Etc.

         (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (Charlotte, North Carolina time) on the day when due in lawful money of the United States in immediately available funds to the Agent's Account. The Borrower shall, to the extent permitted by law, pay to the Lenders and Hedged Counterparties interest on all amounts not paid or deposited when due hereunder at 1% per annum above the Base Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by Applicable Law. Such interest shall be retained by each Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by each Managing Agent of such overdue amount to the respective Lenders and Hedge Counterparties, in which case such interest accruing after such date shall be for the account of, and distributed by each Managing Agent, to the respective Lenders and Hedge Counterparties. All computations of interest and all computations of Interest and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

         (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Interest or any fee payable hereunder, as the case may be.

         (c) If any Advance requested by the Borrower and approved by a Lender and the related Managing Agent pursuant to Section 2.2, is not, for any reason whatsoever related to a default, nonperformance or attempted rescission of a Funding Request by the Borrower made or effectuated, as the case may be, on the date specified therefor, the Borrower shall indemnify such Lender against any reasonable loss, cost or expense incurred by such Lender, including, without limitation, any loss (including loss of anticipated profits, net of anticipated profits in the reemployment of such funds in the manner determined by such Lender), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Advance.

         Section 2.11 Optional Prepayment in Full.

         Upon thirty (30) days written notice to each Managing Agent, as agent for the Lenders, the Borrower shall have the right to prepay in whole the Advances Outstanding, provided that all Hedge Transactions have been terminated. On the Payment Date next succeeding any such notice, the Borrower shall pay to each Managing Agent, as agent for the Lenders, an amount equal to the applicable Lender Group Percentage of the sum of (a) the Aggregate Unpaids, (b) all Interest accrued and to accrue, as reasonably determined by such Managing Agent, and (c) all accrued and unpaid Commitment Fees, Program Fees, Backup Servicing Fees, Collateral Custodian fees, Increased Costs, Taxes, Hedge Breakage Costs, Breakage Costs and any other amounts payable by the Borrower hereunder or under or with respect to any Hedging Agreement, and the proceeds of such purchase will be deposited into the Collection Account and paid in accordance with Section 2.7 or Section 2.8. Each notice of prepayment pursuant to this Section 2.11 shall be irrevocable.

         Section 2.12 Fees.

         (a) The Borrower shall pay to each Agent on each Payment Date, monthly in arrears, the Program Fee and the Unused Fee agreed to between the Borrower and each Agent in the Fee Letter.

         (b) The Servicer shall be entitled to receive a fee (the "Servicing Fee"), monthly in arrears in accordance with Section 2.7(iii) or 2.8(iii), as applicable, which fee shall be equal to (i) the product of (A) the Servicing Fee Rate agreed to between the Servicer and the Agents in the Fee Letter, (B) ADCB on the immediately preceding Determination Date (ii) divided by 12.

         (c) The Backup Servicer shall be entitled to receive the Backup Servicing Fee in accordance with Section 2.7(iv) or 2.8(iv), as applicable.

         (d) The Collateral Custodian shall be entitled to receive the Collateral Custodian fee in accordance with Section 2.7(v) or 2.8(v), as applicable.

         (e) The Borrower shall pay to the Administrative Agent, on the Closing Date, the Structuring Fee in immediately available funds.

         (f) The Borrower shall pay to Kilpatrick Stockton LLP, as counsel to the Administrative Agent, on the Closing Date, its fees and out-of-pocket expenses to the Closing Date in immediately available funds and shall pay all additional reasonable fees and out-of-pocket expenses of Kilpatrick Stockton LLP within ten (10) Business Days after receiving an invoice for such amounts.

         Section 2.13 Increased Costs; Capital Adequacy; Illegality.

         (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance by a Lender or any Affiliate thereof (each of which, an "Affected Party") with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), shall (A) subject an Affected Party to any Tax (except for Taxes on the overall or branch net income, or franchise tax imposed in lieu of a net income tax, of such Affected Party and Taxes subject to
Section 2.14), duty or other charge with respect to the Loan, or any right to make Advances hereunder, or on any payment made hereunder, (B) impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (C) impose any other condition affecting an Advance or a Lender's rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

         (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or
(ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

         (c) If as a result of any event or circumstance similar to those described in clauses (a) or (b) of this section, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then within ten days after demand by such Affected Party, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts payable or paid by it.

         (d) In determining any amount provided for in this section, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this section shall submit to the Servicer a written description as to such additional or increased cost or reduction and the calculation thereof, which written description shall be conclusive absent demonstrable error.

         (e) If a Lender shall notify any Agent that a Eurodollar Disruption Event as described in clause (a) of the definition of "Eurodollar Disruption Event" has occurred, such Agent shall in turn so notify the Borrower, whereupon all Advances Outstanding in respect of which Interest accrues at the Adjusted Eurodollar Rate shall immediately be converted into Advances Outstanding in respect of which Interest accrues at the Base Rate.

         Section 2.14 Taxes.

         (a) All payments made by an Obligor in respect of a Contract and all payments made by the Borrower or the Servicer under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes. If, however, any Taxes are required to be withheld from any amounts payable to any Agent or any Lender, then the amount payable to such Person will be increased (such increase, the "Additional Amount") such that every net payment made under this Agreement after deduction or withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to net income or franchise taxes imposed on a Lender or an Agent, respectively, with respect to payments required to be made by the Borrower or Servicer under this Agreement, by a taxing jurisdiction in which such Lender or Agent is organized, conducts business or is paying taxes as of the Closing Date (as the case may be).

         Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of each Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         (b) The Borrower will indemnify each Agent and Lender for the full amount of Taxes payable by such Person in respect of Additional Amounts and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Any such Lender or Agent that makes a demand for an indemnity payment under this Section 2.14(b) shall provide the Borrower with a certificate of a responsible officer of such Lender or Agent stating that such tax is due and owing and the amount to be paid by the Borrower and, if available, such Lender or Agent shall provide the Borrower with a copy of or extract from documentation furnished by the taxing authority relating to such Taxes. All payments in respect of this indemnification shall be made within ten days from the date a written demand therefor is delivered to the Borrower.

         (c) Within 30 days after the date of any payment by the Borrower of any Taxes, the Borrower will furnish to each Managing Agent, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.

         (d) Each Agent and Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                  (i) deliver to the Borrower and the related Managing Agent on the date such Lender or Agent becomes a party hereto (A) two duly completed copies of United States Internal Revenue Service Form W-8 BEN or W-8 ECI or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form W-8 or W-9 or successor applicable form;

                  (ii) deliver to the Borrower and the related Managing Agent two further copies of such forms or other appropriate certification of such forms on or before the date that any such form expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form delivered to the Borrower; and

                  (iii) obtain such extensions of the time for filing and shall renew such forms and certifications thereof as may reasonably be requested by the Borrower or the related Managing Agent,

unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery otherwise would be required which renders all such forms inapplicable or which would prevent such Agent or Lender from duly completing and delivering any such form and such Agent or Lender so advises the Borrower and the related Managing Agent.

         For any period with respect to which a Lender or an Agent has failed to provide the Borrower with the appropriate form, certificate or statement described in clause (d) of this section (other than if such failure is due to a change in law occurring after the date on which such form, certificate or statement originally was required to be provided of this Agreement), such Agent or Lender, as the case may be, shall not be entitled to indemnification under clauses (a) or (b) of this section with respect to any Taxes until such forms are so provided, at which time such Affected Party shall be entitled to retroactive effect of the indemnification for Taxes provided for in subclause
(b) and the Borrower shall execute and deliver consistent with the facts and which are reasonably necessary to assist such Lender or Agent in applying for refunds of Taxes paid by the Borrower. If the form provided by an Agent or a Lender at the time such Agent or Lender first become a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such a rate shall be considered excluded from Taxes unless and until such Agent or Lender provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if, at the date of the Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was subject to Taxes for which it was entitled to payments under subsection (a) above in respect of United States withholding tax with respect to Interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection (d) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form W-8 BEN or W-8 ECI or any successor applicable form, as the case may be, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

         Within 30 days of the written request of the Borrower therefor, the Agents and the Lenders as appropriate, shall execute and deliver consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of Taxes remitted hereunder; provided, however, that the Agents, the Lenders and participants shall not be required to deliver such certificates, forms or other documents if in their respective sole discretion it is determined that the deliverance of such certificate, form or other document would have a material adverse effect on the Agents, any Lender; and provided further, however, that the Borrower shall reimburse the Agents or any such Lender for any reasonable expenses incurred in the delivery of such certificate, form or other document.

         (e) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lenders in connection with this Agreement or the funding or maintenance of Advances hereunder, the Lenders are required to compensate a bank or other financial institution in respect of Taxes under circumstances similar to those described in this section then within 10 days after demand by the Lenders, the Borrower shall pay to the Lenders such additional amount or amounts as may be necessary to reimburse the Lenders for any amounts paid by them.

         (f) Promptly following the date on which a Lender or an Agent first becomes a party to this Agreement, such Lender or Agent shall provide to the Borrower an Internal Revenue Service Form W-9 or a successor applicable form.

         (g) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this section shall survive the termination of this Agreement.

         Section 2.15 Assignment of the Purchase Agreement.

         The Borrower hereby assigns to the Administrative Agent, for the ratable benefit of the Lenders and Hedge Counterparties hereunder, all of the Borrower's right, title and interest in and to, but none of its obligations under, the Purchase Agreement. The Borrower confirms that the Administrative Agent on behalf of the Lenders and Hedge Counterparties shall have the sole right to enforce the Borrower's rights and remedies under the Purchase Agreement for the benefit of the Lenders and Hedge Counterparties.

         Section 2.16 Substitution of Contracts.

         On any day prior to the occurrence of a Termination Event, the Borrower may, and upon the request of the Administrative Agent shall, subject to the conditions set forth in this Section 2.16, replace any Contract subject to a Warranty Event or that becomes a Defaulted Contract, a Casualty Loss Contract or an Early Termination Contract with one or more Eligible Contracts (each, a "Substitute Contract"), provided that no such replacement shall occur unless each of the following conditions is satisfied as of the date of such replacement and substitution:

         (a) the Borrower has previously recommended in writing to each Managing Agent (with a copy to the Collateral Custodian) that the Contract be replaced (each a "Replaced Contract");

         (b) each Substitute Contract is an Eligible Contract on the date of substitution;

         (c) after giving effect to any such substitution, the aggregate Advances Outstanding does not exceed the lesser of the (i) Borrowing Base and
(ii) the Facility Limit;

         (d) the aggregate Discounted Contract Balance (at the applicable Hedged Discount Rate) of such Substitute Contracts shall be equal to or greater than the aggregate Discounted Contract Balances (at the Blended Discount Rate as of the date of the substitution) of Replaced Contracts;

         (e) such Substitute Contracts, at the time of substitution by the Borrower, shall have approximately the same weighted average life as the replaced Contracts;

         (f) all representations and warranties of the Borrower contained in Sections 4.1 and 4.2 shall be true and correct as of the date of substitution of any such Substitute Contract;

         (g) the substitution of any Substitute Contract does not cause a Termination Event to occur;

         (h) if the aggregate of the Discounted Contracted Balances of all Substituted Contracts for Defaulted Contracts on such day and all prior days does not exceed 5% of the ADCB on the date of such substitution;

         (i) if the aggregate of the Discounted Contract Balances of all Substituted Contracts on such day and all prior days excluding Substituted Contracts which replace Early Termination Contracts does not exceed 10% of the ADCB on the date of such substitution;

         (j) the Borrower shall deliver to each Managing Agent on the date of such substitution a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date; and

         (k) after giving effect to any such substitution, none of the Portfolio Concentration Criteria are exceeded.

         In addition, the Borrower shall deliver to the Collateral Custodian the related Contract File as required by Section 3.3. In connection with any such substitution, the Administrative Agent on behalf of the Lenders and Hedge Counterparties shall, automatically and without further action, be deemed to release to the Borrower, free and clear of any Lien created pursuant to this Agreement, all of the right, title and interest of the Administrative Agent on behalf of the Lenders and Hedge Counterparties in, to and under such Replaced Contract, and the Administrative Agent on behalf of the Lenders and Hedge Counterparties shall be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, but without any other representation and warranty, express or implied. Any right of the Administrative Agent on behalf of the Lenders and Hedge Counterparties to substitute any Contract in the Asset Pool pursuant to this Section 2.16 shall be in addition to, and without limitation of, any other rights and remedies that the Administrative Agent on behalf of the Lenders and Hedge Counterparties or any Lender of Hedge Counterparty may have to require the Borrower or the Servicer, as applicable, to substitute for, or accept retransfer of, any Contract pursuant to the terms of this Agreement.

                                   ARTICLE III

                            CONDITIONS OF THE ADVANCE

         Section 3.1 Conditions to Closing and Initial Advances.

         No Lender shall be obligated to make any Advance hereunder on the occasion of the initial Advance, nor shall any Lender, Agent, the Backup Servicer or the Collateral Custodian be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by, each Managing Agent:

         (a) This Agreement and all other Transaction Documents or counterparts hereof or thereof shall have been duly executed by, and delivered to, the parties hereto and thereto and each Managing Agent shall have received such other documents, instruments, agreements and legal opinions as each Managing Agent reasonably shall request in connection with the transactions contemplated by this Agreement, including all those listed in the Schedule of Documents, attached hereto as Schedule I, as due on the Closing Date, each in form and substance satisfactory to each Managing Agent.

         (b) Each Managing Agent shall have received (i) satisfactory evidence that the Borrower and the Servicer have obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and other Transaction Documents to which each is a party and the consummation of the transactions contemplated hereby or thereby or (ii) an Officer's Certificate from each of the Borrower and the Servicer in form and substance satisfactory to the Managing Agents affirming that no such consents or approvals are required; it being understood that the acceptance of such evidence or Officer's Certificate shall in no way limit the recourse of any Agent or any Lender against the Originator or the Seller for a breach of the Originator's or the Seller's representation or warranty that all such consents and approvals have, in fact, been obtained.

         (c) The Borrower and the Servicer shall each be in compliance in all material respects with all Applicable Laws.

         (d) The Borrower shall have paid all fees required to be paid by it on the Closing Date, including all fees required hereunder and under the Fee Letter to be paid as of such date, and shall have reimbursed each Lender and each Agent for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Transaction Documents, including the legal and other document preparation costs incurred by any Lender and/or any Agent.

         Section 3.2 Conditions Precedent to All Advances.

         Each Advance (including the Initial Advance) and each reinvestment in Eligible Contracts made pursuant to Section 2.4(a)(xi) shall be subject to the further conditions precedent that:

         (a) On the related Funding Date or date of such reinvestment, the Borrower or the Servicer (if the Originator or an Affiliate of the Originator), as the case may be, shall have certified in the related Funding Request that:

                  (i) The representations and warranties of such Person set forth in Article IV are true and correct on and as of such date, before and after giving effect to such Advance or reinvestment and to the application of the proceeds therefrom, as though made on and as of such date;

                  (ii) No event has occurred, or would result from such Advance or reinvestment or from the application of the proceeds therefrom, that constitutes a Termination Event;

                  (iii) Such Person is in material compliance with each of its covenants set forth herein; and

                  (iv) No event has occurred that constitutes a Servicer Termination Event.

         (b) (i) With respect to the initial Funding Date, each Agent shall have received all Transaction Documents listed on the Schedule of Documents, attached hereto as Schedule I, as due on the initial Funding Date, or counterparts thereof, each of which has been duly executed by, and delivered to, the parties hereto and each shall be in form and substance satisfactory to each Agent and
(ii) on any date of such reinvestment, each Managing Agent shall have received a Funding Request in the form of Exhibit A;

         (c) Neither the Commitment Termination Date nor the Termination Date shall have occurred;

         (d) Before and after giving effect to such borrowing and to the application of proceeds therefrom, Advances Outstanding do not exceed the Facility Amount or the Borrowing Base, as calculated on such date;

         (e) [reserved];

         (f) No claim has been asserted or proceeding commenced challenging enforceability or validity of any of the Transaction Documents, excluding any instruments, certificates or other documents relating to Loans that were the subject of prior Advances;

         (g) No event shall have occurred nor any circumstance arisen which has had or could reasonably be expected to have a Material Adverse Effect since the preceding Advance; and

         (h) The Originator and Borrower shall have taken such other action, including delivery of approvals, consents, opinions, documents, and instruments to the Lender and the Agents as each may reasonably request.

         Section 3.3 Delivery of Contract Files.

         As a condition to each Advance or substitution of Substitute Contracts made hereunder, the Borrower shall deliver to the Collateral Custodian, not more than ten (10) days after such Advance or such substitution, the related Contract Files; provided, however, the Borrower shall deliver to the Collateral Custodian no less than one Business Day before such Advance or substitution the Contract Files related to Eligible Contracts contributed to cause the Overcollateralization to equal or exceed the Minimum Overcollateralization.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1 Representations and Warranties of the Borrower.

         The Borrower represents and warrants as follows:

         (a) Organization and Good Standing. The Borrower has been duly organized, and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own or lease its properties and conduct its business as such business is presently conducted and now has all necessary power, authority and legal right to acquire, own and sell the Assets in the Asset Pool.

         (b) Due Qualification. The Borrower is duly qualified to do business and is in good standing as a corporation, and has obtained all necessary licenses and approvals, in each jurisdiction in which the failure to so qualify or have such licenses or approvals has not had and would not be reasonably expected to have a Material Adverse Effect.

         (c) Power and Authority; Due Authorization. The Borrower (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents to which it is a party, and (C) grant each Asset and borrow each Advance on the terms and conditions herein provided and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the granting of the Assets and the borrowing of the Advances on the terms and conditions herein provided.

         (d) Binding Obligation. This Agreement and each other Transaction Document to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as may be limited by Insolvency Laws.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Borrower's certificate of incorporation or any Contractual Obligation of the Borrower, (ii) result in the creation or imposition of any Lien upon any of the Borrower's properties pursuant to the terms of any such Contractual Obligation, other than the Transaction Documents, or (iii) violate any Applicable Law.

         (f) No Proceedings. There is no litigation, proceedings or investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Borrower is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Borrower is a party or (iii) seeking any determination or ruling that could, if adversely determined, reasonably be expected to have Material Adverse Effect.

         (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Borrower of this Agreement and any other Transaction Document to which the Borrower is a party have been obtained.

         (h) Year 2000 Plan. The Borrower has initiated a review and assesment of its computing systems and believes that all computer applications that are material to its or any of its Affiliates' business or operations are reasonably expected on a timely basis to be able to perform properly date sensitive functions for all dates before, on and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (i) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" act or similar law by Borrower.

         (j) Solvency. The transactions under this Agreement and any other Transaction Document to which the Borrower is a party do not and will not render the Borrower not Solvent. The Originator has confirmed in writing to the Borrower that, so long as the Borrower is Solvent, the Originator will not cause the Borrower to file a voluntary petition under the Bankruptcy Code or any other Insolvency Laws.

         (k) Selection Procedures. Without regard to the eligibility requirements set forth in the definitions of "Eligible Contract" and "Portfolio Concentration Criteria," no procedures believed by the Borrower to be adverse to the interests of the Lenders were utilized by the Borrower or the Originator in identifying and/or selecting the Contracts in the Asset Pool. In addition, each Contract shall have been underwritten in accordance with and satisfy the standards of any Credit and Collection Policy that has been established by the Borrower or the Originator and is then in effect.

         (l) Taxes. The Borrower has filed or caused to be filed all tax returns that are required to be filed by it. The Borrower has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower), and no tax lien has been filed and, to the Borrower's knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

         (m) Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein (including, without limitation, the use of the proceeds from Advances) will violate or result in a violation of Section 7 of the Securities Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Borrower does not own or intend to carry or purchase, and no proceeds of any Advance will be used to carry or purchase, any "margin stock" within the meaning of Regulation U or to extend "purchase credit" within the meaning of Regulation U.

         (n) Quality of Title. Each Asset, together with the Contract related thereto, shall, at all times, be owned by the Borrower free and clear of any Lien except as provided herein. No effective financing statement or other instrument similar in effect covering any Asset shall at any time be on file in any recording office except such as may be filed (i) in favor of the Borrower in accordance with the Purchase Agreement or (ii) in favor of the Administrative Agent in accordance with this Agreement.

         (o) Security Interest. The Borrower has granted a security interest (as defined in the UCC) to the Administrative Agent, for the benefit of the Lenders, in the Assets and Collections, which is enforceable in accordance with applicable law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Administrative Agent as Lender and the Borrower as debtor, the Administrative Agent, on behalf of the Lenders, shall have a first priority perfected security interest in the Assets (except for any Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Administrative Agent, for the benefit of the Lenders, in the Assets have been (or prior to the applicable Advance will be) made.

         (p) Reports Accurate. All Monthly Reports (if prepared by the Borrower, or to the extent that information contained therein is supplied by the Borrower), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Borrower to any Agent or a Lender in connection with this Agreement is true, complete and correct in all material respects.

         (q) Location of Offices. The principal place of business and chief executive office of the Borrower and the office where the Borrower keeps all the Records are located at the address of the Borrower referred to in Section 13.2 hereof (or at such other locations as to which the notice and other requirements specified in Section 5.2(g) shall have been satisfied).

         (r) Lock-Boxes. The names and addresses of all the Lock-Box Banks, together, with the account numbers of the Lock-Box Accounts of the Borrower at such Lock-Box Banks and the names, addresses and account numbers of all accounts to which Collections of the Assets outstanding before the initial Advance hereunder have been sent, are specified in Schedule II (which shall be deemed to be amended in respect of terminating or adding any Lock-Box Account or Lock-Box Bank upon satisfaction of the notice and other requirements specified in Section 5.2(k)).

         (s) Tradenames. Except as described in Schedule III, the Borrower has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

         (t) Purchase Agreement. The Purchase Agreement is the only agreement pursuant to which the Borrower purchases Assets.

         (u) Value Given. The Borrower shall have given reasonably equivalent value to the Originator in consideration for the transfer to the Borrower of the Assets under the Purchase Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by the Originator to the Borrower, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

         (v) Accounting. The Borrower accounts for the transfers to it from the Originator of interests in Assets under the Purchase Agreement as sales of such Assets in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.

         (w) Special Purpose Entity. The Borrower has not and shall not:

                  (i) engage in any business or activity other than the purchase and receipt of Contracts and related assets from the Originator under the Purchase Agreement, the borrowing of Advances under the Transaction Documents, entering into Hedge Agreements and Hedge Transactions and such other activities as are incidental thereto;

                  (ii) acquire or own any material assets other than (A) the Contracts and related Assets from the Originator under the Purchase Agreement and (B) incidental property as may be necessary for the operation of the Borrower;

                  (iii) merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case first obtaining each Managing Agent's consent;

                  (iv) fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, or without the prior written consent of each Managing Agent, amend, modify, terminate, fail to comply with the provisions of its Articles or Certificate of Incorporation, or fail to observe corporate formalities;

                  (v) own any subsidiary or make any investment in any Person without the consent of each Managing Agent;

                  (vi) commingle its Assets with the assets of any of its Affiliates, or of any other Person; provided, however, that Fidelity, in its capacity as Servicer hereunder may commingle proceeds of the Assets with proceeds of its own assets under the circumstances contemplated by this Agreement relating to receipt of such proceeds in a single lockbox account, provided that Fidelity maintains books and records sufficient to readily identify the owner of such proceeds;

                  (vii) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than indebtedness to the Lenders hereunder, in conjunction with a repayment of all Advances Outstanding owed to the Lenders, trade payables in the ordinary course of its business, provided that such debt is not evidenced by a note and paid when due and the B-Note;

                  (viii) become insolvent or fail to pay its debts and liabilities from its assets as the same shall become due;

                  (ix) fail to maintain its records, books of account and bank accounts separate and apart from those of its principal and Affiliates, and any other Person;

                  (x) enter into any contract or agreement with any of its principals or Affiliates or any other Person, except upon terms and conditions that are commercially reasonable and substantially similar to those that would be available on an arms-length basis with third parties other than any principal or Affiliates;

                  (xi) seek its dissolution or winding up in whole or in part;

                  (xii) fail to correct any known misunderstandings regarding the separate identity of Borrower or any principal or Affiliate thereof or any other Person;

                  (xiii) guarantee, become obligated for, or hold itself out to be responsible for the debt of another Person;

                  (xiv) make any loan or advances to any third party, including any principal or Affiliate, or hold evidence of indebtedness issued by any other Person (other than cash and investment-grade securities);

                  (xv) fail to file its own separate tax return, or fail to file a consolidated federal income tax return with any other Person;

                  (xvi) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (A) to mislead others as to the identity with which such other party is transacting business, or
         (B) to suggest that it is responsible for the debts of any third party (including any of its principals or Affiliates);

                  (xvii) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                  (xviii) file or consent to the filing or any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors;

                  (xix) share any common logo with or hold itself out as or be considered as a department or division of (A) any of its principals or Affiliates, (B) any Affiliate of a principal or (C) any other Person;

                  (xx) permit any transfer (whether in any one or more transactions) of more than a 49% direct or indirect ownership interest in the Borrower, unless the Borrower delivers to each Agent an acceptable non-consolidation opinion;

                  (xxi) fail to maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person, or have its assets listed on the financial statement of any other Person unless properly footnoted;

                  (xxii) fail to pay its own liabilities and expenses only out of its own funds;

                  (xxiii)  [reserved];

                  (xxiv) acquire the obligations or securities of its Affiliates or stockholders;

                  (xxv) fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;

                  (xxvi) fail to use separate invoices and checks bearing its own name;

                  (xxvii) pledge its assets for the benefit of any other Person, other than with respect to payment of the indebtedness to the Lenders hereunder;

                  (xxviii) fail at any time to have at least one (1) independent director (the "Independent Director") that is not and has not been for at least five (5) years a director, officer, employee, trade credit or shareholder (or spouse, parent, sibling or child of the foregoing) of
         (A) the Servicer, (B) the Borrower, (C) any principal of the Servicer,
         (D) any Affiliate of the Servicer, or (E) any Affiliate of any principal of the Servicer; provided, however, such Independent Director may be an independent director of another special purpose entity affiliated with the Servicer;

                  (xxix) fail to provide that the unanimous consent of all directors (including the consent of the Independent Director) is required for the Borrower to (A) dissolve or liquidate, in whole or part, or institute proceedings to be adjudicated bankrupt or insolvent,
         (B) institute or consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (D) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Borrower, (E) make any assignment for the benefit of the Borrower's creditors, (F) admit in writing its inability to pay its debts generally as they become due, or
         (G) take any action in furtherance of any of the foregoing; and

                  (xxx) take or refrain from taking, as applicable, each of the activities specified in the non-consolidation opinion of Morgan, Lewis & Bockius, LLP, delivered on the Closing Date, upon which the conclusions expressed therein are based.

         (x) Confirmation from the Originator. The Borrower has received in writing from the Originator confirmation that, so long as the Borrower is not "insolvent" within the meaning of the Bankruptcy Code, the Originator will not cause the Borrower to file a voluntary petition under the Bankruptcy Code or any other bankruptcy or insolvency laws. Each of the Borrower and the Originator is aware that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making the proceeds of any Advance or any other assets of the Borrower available to satisfy claims of the creditors of the Originator would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.

         (y) Investment Company Act. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (z) ERISA. The present value of all benefits vested under all "employee pension benefit plans," as such term is defined in Section 3 of ERISA, maintained by the Borrower, or in which employees of the Borrower are entitled to participate, as from time to time in effect (herein called the "Pension Plans"), does not exceed the value of the assets of the Pension Plan allocable to such vested benefits (based on the value of such assets as of the last annual violation date). No prohibited transactions, accumulated funding deficiencies, withdrawals or reportable events have occurred with respect to any Pension Plans that, in the aggregate, could subject the Borrower to any material tax, penalty or other liability. No notice of intent to terminate a Pension Plan has been billed, nor has any Pension Plan been terminated under Section 4041(f) of ERISA, nor has the Pension Benefit Guaranty Corporation instituted proceedings to terminate, or appoint a trustee to administer a Pension Plan and no event has occurred or condition exists that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

         (aa) Accuracy of Representations and Warranties. Each representation or warranty by the Borrower contained herein or in any certificate or other document furnished by the Borrower pursuant hereto or in connection herewith is true and correct in all material respects.

         (bb) Representations and Warranties in Purchase Agreement. The representations and warranties made by the Originator to the Borrower in the Purchase Agreement are hereby remade by the Borrower on each date to which they speak in the Purchase Agreement as if such representations and warranties were set forth herein. For purposes of this Section 4.1(bb), such representations and warranties are incorporated herein by reference as if made by the Borrower to the each Agent and to each of the Lenders under the terms hereof mutatis mutandis.

         Section 4.2 Representations and Warranties of Borrower Relating to the Agreement and the Contracts.

         The Borrower hereby represents and warrants as follows:

         (a) Binding Obligation, Valid Transfer and Security Interest.

                  (i) This Agreement and each other Transaction Document to which the Borrower is a party each constitute a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (ii) This Agreement constitutes a grant of a security interest in all Assets in the Asset Pool to the Administrative Agent for the benefit of the Lenders, which upon the filing of the financing statements described in Section 5.1(e) and, in the case of Contracts added to the Asset Pool after the Closing Date, on the applicable date of addition, shall be a first priority perfected security interest in all Assets in the Asset Pool, subject only to Permitted Liens. Neither the Borrower nor any Person claiming through or under Borrower shall have any claim to or interest in the Collection Account, except for the interest of the Borrower in such property as a debtor for purposes of the UCC.

         (b) Eligibility of Contracts. As of each Funding Date, (i) the information contained in the related Funding Request delivered pursuant to
Section 2.2 is an accurate and complete listing in all material respects of all the Contracts in the Asset Pool as of such Funding Date and the information contained therein with respect to the identity of such Contracts and the amounts owing thereunder is true and correct in all material respects as of the related Cut-Off Date, (ii) each such Contract is an Eligible Contract, (iii) each such Contract and the related Equipment is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Applicable Law, (iv) none of the Portfolio Concentration Criteria have been exceeded, (v) with respect to each such Contract, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Borrower in connection with the transfer of an interest in such Contract and the related Equipment to the Administrative Agent for the benefit of the Lenders have been duly obtained, effected or given and are in full force and effect and (vi) the representations and warranties set forth in Section 4.2(a) are true and correct with respect to each Contract transferred on such day as if made on such day.

         Section 4.3 Representations and Warranties of the Servicer.

         The Servicer represents and warrants as follows:

         (a) Organization and Good Standing. The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with all requisite corporate power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

         (b) Due Qualification. The Servicer is duly qualified to do business as a corporation and is in good standing as a corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or have such licenses or approvals has not had and would not be reasonably expected to have a Material Adverse Effect.

         (c) Power and Authority; Due Authorization. The Servicer (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents to which it is a party, and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

         (d) Binding Obligation. This Agreement and each other Transaction Document to which the Servicer is a party constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms, except as may be limited by Insolvency Laws.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Servicer's certificate of incorporation or any Contractual Obligation of the Servicer, (ii) result in the creation or imposition of any Lien upon any of the Servicer's properties pursuant to the terms of any such Contractual Obligation, other than Transaction Documents, or (iii) violate any Applicable Law, the violation of which could reasonably be expected to have a Material Adverse Effect.

         (f) No Proceedings. There is no litigation, proceedings or investigations pending or, to the best knowledge of the Servicer, threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Servicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party or (iii) seeking any determination or ruling that could reasonably be expected to have Material Adverse Effect.

         (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Servicer of this Agreement and any other Transaction Document to which the Servicer is a party have been obtained, unless the failure to obtain any of such could not reasonably be expected to have a Material Adverse Effect.

         (h) Year 2000 Plan. The Servicer has initiated a review and assessment of its computing systems and believes that all computer applications that are material to its or any of its Affiliates' business or operations are reasonably expected on a timely basis to be able to perform properly date sensitive functions for all dates before, on and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (i) Reports Accurate. All Servicer Certificates and other written and electronic information, exhibits, financial statements, documents, books, records or reports furnished by the Servicer to any Agent or a Lender in connection with this Agreement are accurate, true and correct.

         Section 4.4 Representations and Warranties of the Backup Servicer and Collateral Custodian.

         Each of the Backup Servicer and the Collateral Custodian represents and warrants as follows:

         (a) Organization and Good Standing. It has been duly organized, and is validly existing as an Illinois banking corporation and in good standing under the laws of State of Illinois, with all requisite power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

         (b) Due Qualification. It is duly qualified to do business as an Illinois banking corporation and is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and or the conduct of its business requires such qualification, licenses or approvals except where the failure to so qualify or have such licenses or approvals has not had, and would not be reasonably expected to have, a Material Adverse Effect.

         (c) Power and Authority; Due Authorization. It (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement, (B) carry out the terms of this Agreement, and (ii) has duly authorized by all necessary action on its part the execution, delivery and performance of this Agreement.

         (d) Binding Obligation. This Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, it's certificate of incorporation or any of its Contractual Obligations, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such Contractual Obligation, other than this Agreement, or
(iii) violate any Applicable Law.

         (f) No Proceedings. There is no litigation, proceedings or investigations pending or, to the best knowledge of its knowledge, threatened, against it, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that could reasonably be expected to have Material Adverse Effect.

         (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by it of this Agreement have been obtained.

                                    ARTICLE V

                                GENERAL COVENANTS

         Section 5.1 Affirmative Covenants of the Borrower.

         From the date hereof until the Collection Date:

         (a) Compliance with Laws. The Borrower will comply in all material respects with all Applicable Laws, including those with respect to the Contracts and related Equipment in the Asset Pool.

         (b) Preservation of Corporate Existence. The Borrower will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

         (c) Performance and Compliance with Contracts. The Borrower will, at its expense, timely and fully perform and comply (or cause the Originator to perform and comply pursuant to the Purchase Agreement) with all provisions, covenants and other promises required to be observed by it under the Contracts in the Asset Pool and all other agreements related to such Contracts.

         (d) Keeping of Records and Books of Account. The Borrower will maintain, or cause to be maintained on its behalf, and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Contracts and provide access to any Agent to such information on a periodic basis, upon reasonable advance notice during normal business hours..

         (e) Originator Assets. With respect to each Asset acquired by the Borrower, the Borrower will (i) acquire such Asset pursuant to and in accordance with the terms of the Purchase Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Borrower's ownership of such Asset, including, without limitation, (A) filing and maintaining, effective financing statements (Form UCC-1) against the Originator in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, and (iii) take all additional action that the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Assets.

         (f) Delivery of Collections. The Borrower will pay to the Servicer promptly (but in no event later than one (1) Business Day after receipt) all Collections received by Borrower in respect of the Contracts in the Asset Pool.

         (g) Separate Corporate Existence. The Borrower shall be in compliance with the special purpose entity requirements set forth in Section 4.1(w).

         (h) Credit and Collection Policy. The Borrower will (a) comply with the Credit and Collection Policy in regard to each Contract in the Asset Pool, and
(b) furnish to each Agent, prior to its effective date, prompt notice of any changes in the Credit and Collection Policy. The Borrower will not agree to or otherwise permit to occur any material change in the Credit and Collection Policy without the prior consent of each Agent.

         (i) Termination Events. The Borrower will provide each Agent with immediate written notice of the occurrence of each Termination Event and in addition, no later than three (3) Business Days following the occurrence of any Termination Event, the Borrower will provide to the Administrative Agent a written statement of the chief financial officer or chief accounting officer of Borrower setting forth the details of such event and the action that the Borrower proposes to take with respect thereto.

         (j) Year 2000 Compatibility. The Borrower will modify its computer and other systems used in connection with its obligations hereunder to operate in such a manner such that on and after January 1, 2000 the Borrower can operate its business in the same manner as it is operating on the date hereof. The Borrower shall certify in writing to each Agent no later than August 31, 1999 that it is compliance with this Section 5.1(j).

         (k) Taxes. The Borrower will file and pay, or cause to be filed and paid on its behalf, any and all Taxes required to meet the obligations of the Transaction Documents.

         (l) Use of Proceeds. The Borrower will use the proceeds of the Advances only to acquire Assets, run its day-to-day operations or to pay dividends to its shareholders.

         (m) [reserved].

         (n) Adverse Claims. The Borrower will not create, or participate in the creation of, or permit to exist, any Adverse Claims in relation to each Lock-Box Account other than as disclosed and existing as of the date of this Agreement.

         (o) Reporting. The Borrower will maintain, or cause to be maintained, for itself a system of accounting established and administered in accordance with GAAP and furnish to each Agent:

                  (i) Monthly Reports. Not later than the third Business Day preceding each Payment Date, a Monthly Report relating to the immediately preceding Collection Period;

                  (ii) Income Tax Liability. Within ten (10) Business Days after the receipt of revenue agent reports or other written proposals, determinations or assessments of the Internal Revenue Service or any other taxing authority which propose, determine or otherwise set forth positive adjustments to the Tax liability of any Affiliated group (within the meaning of section 1504(a)(l) of the Internal Revenue Code of 1986 (as amended from time to time)) which equal or exceed $1,000,000 in the aggregate, telephonic, telex or telecopied notice (confirmed in writing within five (5) Business Days) specifying the nature of the items giving rise to such adjustments and the amounts thereof;

                  (iii) Tax Returns. Upon demand by to any Agent, copies of all federal, state and local Tax returns and reports filed by the Borrower, or in which the Borrower was included on a consolidated or combined basis (excluding sales, use and like taxes);

                  (iv) Auditors' Management Letters. Promptly after any auditors' management letters are received by the Borrower or by its accountants which refer in whole or in part to any inadequacy, defect, problem, qualification or other lack of fully satisfactory accounting controls utilized by the Borrower;

                  (v) Representations. Forthwith upon receiving knowledge of same, the Borrower shall notify each Agent if any representation or warranty set forth in Section 4.1 or 4.2 was incorrect at the time it was given or deemed to have been given and at the same time deliver to each Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Borrower shall notify the Lender in the manner set forth in the preceding sentence before any Funding Date of any facts or circumstances within the knowledge of the Borrower which would render any of the said representations and warranties untrue at the date when such representations and warranties were made or deemed to have been made;

                  (vi) ERISA. Promptly after receiving notice of any "reportable event" (as defined in Title IV of ERISA) with respect to the Borrower (or any Affiliate thereof), a copy of such notice;

                  (vii) Proceedings. As soon as possible and in any event within three Business Days after any executive officer of the Borrower receives notice or obtains knowledge thereof, any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy (of a material nature), litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any of its Affiliates;

                  (viii) Credit and Collection Policy. No later than March 31, June 30, September 30 and December 31 of each calendar year, provide to each Agent an updated copy of the Credit and Collection Policy, showing all changes (all such changes to be highlighted or otherwise conspicuously indicated) made thereto since the last copy of the Credit and Collection Policy was delivered to such Agent; and

                  (ix) Notice of Material Events. Promptly upon becoming aware thereof, notice of any other event or circumstances that, in the reasonable judgment of the Borrower, is likely to have a Material Adverse Effect.

         (p) Other. The Borrower will furnish to any Agent promptly, from time to time, such other information, documents, records or reports respecting the Assets or the condition or operations, financial or otherwise, of Borrower or Originator as such Agent may from time to time reasonably request in order to protect the interests of any Agent or the Lenders under or as contemplated by this Agreement.

         Section 5.2 Negative Covenants of the Borrower.

         From the date hereof until the Collection Date:

         (a) Other Business. Borrower will not (i) engage in any business other than the transactions contemplated by the Transaction Documents, (ii) incur any indebtedness, obligation, liability or contingent obligation of any kind other than pursuant to this Agreement, the B-Note or under any Hedging Agreement required by Section 5.3(a), or (iii) form any Subsidiary or make any Investments in any other Person.

         (b) Contracts Not to be Evidenced by Instruments. The Borrower will take no action to cause any Contract that is not, as of the Closing Date or as of the date such Contract is added to the Asset Pool, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Contract.

         (c) Security Interests. The Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Contract in the Asset Pool or related Equipment, whether now existing or hereafter arising, or any interest therein, and the Borrower will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Borrower will promptly notify each Agent of the existence of any Lien on any Contract in the Asset Pool or related Equipment and the Borrower shall defend the right, title and interest of the Administrative Agent as agent for the Lenders in, to and under the Contracts in the Asset Pool and the related Equipment, against all claims of third parties, provided, however, that nothing in this Section 5.2(c) shall prevent or be deemed to prohibit the Borrower from suffering to exist Permitted Liens upon any of the Contracts in the Asset Pool or any related Equipment.

         (d) Mergers, Acquisitions, Sales, etc. The Borrower will not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any Contracts or any interest therein (other than pursuant hereto or to the Purchase Agreement).

         (e) Deposits to Special Accounts. The Borrower will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections in respect of Contracts in the Asset Pool; provided, however, that Fidelity in its capacity as Servicer hereunder may commingle proceeds of the Assets with proceeds of Fidelity's assets in a single lockbox account until such time following a Termination Event that the Administrative Agent requires a separate Lock-Box Account to be established into which only Collections may be deposited or credited.

         (f) Distributions. The Borrower shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Borrower or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as no Termination Event has occurred and is continuing or would result therefrom, the Borrower may declare and pay cash or stock dividends on its capital stock.

         (g) Change of Name or Location of Contract Files. The Borrower shall not (x) change its name, move the location of its principal place of business and chief executive office, and the offices where it keeps the records from the location referred to in Section 13.2 or (y) move, or consent to the Collateral Custodian or Servicer moving, the Contract Files from the location thereof on the Closing Date, unless the Borrower has given at least thirty (30) days' written notice to each Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent, for the benefit of the Lenders, in all Assets in the Asset Pool.

         (h) Accounting of Advances. Other than for federal, state and local income tax purposes, the Borrower will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Purchase Agreement in any manner other than as the sale, or absolute assignment, of Assets by the Originator to the Borrower.

         (i) ERISA Matters. The Borrower will not (a) engage or permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor, (b) permit to exist any accumulated funding deficiency, as defined in
Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan, (c) fail to make any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto, (d) terminate any Benefit Plan so as to result in any liability, or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA.

         (f) Certificate of Incorporation; Purchase Agreement. The Borrower will not amend, modify, waive or terminate any provision of its certificate of incorporation or the Purchase Agreement, without the prior written consent of each Agent.

         (g) Changes in Payment Instructions to Obligors. The Borrower will not add or terminate any bank as a Lock-Box Bank or any Lock-Box Account from those listed in Schedule II or make any change, or permit Servicer to make any change, in its instructions to Obligors regarding payments to be made to Borrower or Servicer or payments to be made to any Lock-Box Bank, unless the Administrative Agent shall has consented to such addition, termination or change and has received duly executed copies of Lock-Box Agreements with each new Lock-Box Bank or with respect to each new Lock-Box Account, as the case may be.

         (h) Extension or Amendment of Contracts. The Borrower will not, except as otherwise permitted in Section 6.4(a), extend, amend or otherwise modify, or permit the Servicer to extend, amend or otherwise modify, the terms of any Contract.

         Section 5.3 Covenants of the Borrower Relating to the Hedging of Contracts.

         (a) On or prior to each Funding Date, the Borrower shall enter into one or more Hedge Transactions for that Advance, provided that each such Hedge Transaction shall:

                  (i) be entered into with a Hedge Counterparty and governed by a Hedging Agreement;

                  (ii) have a schedule of monthly payment periods the first of which commences on the Funding Date of that Advance and the last of which ends on the last Scheduled Payment due to occur under the Contracts to which that Advance relates;

                  (iii) have an amortizing notional amount such that the Hedge Notional Amount in effect on any day shall be at least equal to the Hedge Percentage of the Advances Outstanding on such day; and

                  (iv) provide for two series of monthly payments to be netted against each other, one such series being payments to be made by the Borrower to a Hedge Counterparty (solely on a net basis) by reference to a fixed rate to be used in computing the Discount Rate for that Advance, and the other such series being payments to be made by the Hedge Counterparty to the related Managing Agent (solely on a net basis) at a floating rate equal to either (x) "USD-LIBOR-BBA" (as defined in the ISDA Definitions) or (y) "USD-CP-H.15" (as defined in the ISDA Definitions), the net amount of which shall be paid into the Collection Account (if payable by the Hedge Counterparty) or from the Collection Account to the extent funds are available under Section 2.7 or 2.8, whichever is applicable, of this Agreement (if payable by the Borrower);

         (b) As additional security hereunder, Borrower hereby assigns to the Administrative Agent, for the benefit of the Lenders, all right, title and interest of Borrower in each Hedging Agreement, each Hedge Transaction, and all present and future amounts payable by a Hedge Counterparty to Borrower under or in connection with the respective Hedging Agreement and Hedge Transaction(s) with that Hedge Counterparty ("Hedge Collateral"), and grants a security interest to the Administrative Agent, for the benefit of the Lenders, in the Hedge Collateral. Borrower acknowledges that, as a result of that assignment, Borrower may not, without the prior written consent of the Administrative Agent, exercise any rights under any Hedging Agreement or Hedge Transaction, except for Borrower's right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Borrower's obligations under Section 5.3(a) hereof. Nothing herein shall have the effect of releasing the Borrower from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of any Agent or any Lender for the performance by Borrower of any such obligations.

         Section 5.4 Affirmative Covenants of the Servicer.

         From the date hereof until the Collection Date:

         (a) Compliance with Law. The Servicer will comply in all material respects with all Applicable Laws, including those with respect to the Contracts in the Asset Pool and related Equipment and Contract Files or any part thereof.

         (b) Preservation of Corporate Existence. The Servicer will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

         (c) Obligations and Compliance with Contracts. The Servicer will duly fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with each Contract in the Asset Pool and will do nothing to impair the rights of the Administrative Agent on behalf of the Lenders or of the Lenders in, to and under the Assets.

         (d) Keeping of Records and Books of Account. The Servicer will maintain and implement administrative and operating procedures (including without limitation, an ability to recreate records evidencing Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Contracts and provide access to such information to each Agent on a periodic basis, upon reasonable advance notice during normal business hours.

         (e) Preservation of Security Interest. The Servicer will execute and file such financing and continuation statements and any other documents that may be required by any law or regulation of any Governmental Authority to preserve and protect fully the security interest of the Administrative Agent for the benefit of the Lenders in, to and under the Assets, including, without limitation, with respect to any replacement of Equipment upon a Casualty Loss.

         (f) Credit and Collection Policy. The Servicer will (a) comply in all material respects with the Credit and Collection Policy in regard to each Contract in the Asset Pool, and (b) furnish to each Agent, prior to its effective date, prompt notice of any material change in the Credit and Collection Policy. The Servicer will not agree to or otherwise permit to occur any material change in the Credit and Collection Policy.

         (g) Termination Events. The Servicer will furnish to each Agent, as soon as possible and in any event within three (3) Business Days after the occurrence of each Termination Event, a written statement of the chief financial officer or chief accounting officer of the Servicer setting forth the details of such event and the action that the Servicer purposes to take with respect thereto.

         (h) Year 2000 Compatibility. The Servicer shall modify its computer and other systems to operate in a manner such that on and after January 1, 2000 (i) the Servicer can service the Contracts in accordance with the terms of this Agreement and (ii) the Servicer can operate its business in the same manner as it is opeation on the date hereof. The Servicer shall certify in wrting to each Agent no later than August 31, 1999 that it is in compliance with this Section 5.4(d).

         (i) Lock-Box and Lock-Box Accounts. Following receipt by the Borrower of written notice after the occurrence of a Termination Event, the Borrower shall (i) deliver to the Administrative Agent for the benefit of the Lenders, executed copies of a Lock-Box Agreement substantially in the form of Exhibit B or in such form as to which the Administrative Agent may consent and (ii) instruct, or cause the Servicer to instruct all Obligors to deposit all collection to the Lock-Box Accounts.

         (j) Other. The Servicer will furnish to each Agent, promptly, from time to time, such other information, documents, records or reports respecting the Assets or the condition or operations, financial or otherwise, of Borrower or the Servicer as any Agent may from time to time reasonably request in order to protect the interests of any Agent or Lender under or as contemplated by this Agreement.

         Section 5.5 Negative Covenants of the Servicer.

         From the date hereof until the Collection Date:

         (a) Deposits to Special Accounts. The Servicer will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections in respect of Contracts in the Asset Pool.

         (b) Mergers, Acquisition, Sales, etc. The Servicer will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless the Servicer is the surviving entity and unless:

                  (i) the Servicer has delivered to each Agent and the Backup Servicer an Officer's Certificate and an Opinion of Counsel each stating that any consolidation, merger, conveyance or transfer comply with this Section 5.5 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, such matters as any Agent may reasonably request;

                  (ii) the Servicer shall have delivered notice of such consolidation, merger, conveyance or transfer to each Agent;

                  (iii) after giving effect thereto, no Termination Event or Servicer Termination Event or event that with notice or lapse of time would constitute either a Termination Event or a Servicer Termination Event shall have occurred.

         (c) Change of Name or Location of Contract Files. The Servicer shall not (x) change its name, move the location of its principal place of business and chief executive office, and the offices where it keeps records concerning the Contracts from the location referred to in Section 13.2 or (y) move, or consent to the Collateral Custodian moving, the Contract Files from the location thereof on the Closing Date, unless the Servicer has given at least thirty (30) days' written notice to each Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent as agent for the benefit of the Lenders in all Assets in the Asset Pool.

         (d) Change in Payment Instructions to Obligors. The Servicer will not add or terminate any bank as a Lock-Box Bank or any Lock-Box Account from those listed in Schedule II or make any change in its instructions to Obligors regarding payments to be made to the Borrower or the Servicer or payments to be made to any Lock-Box Bank, unless each Agent has consented to such addition, termination or change and has received duly executed copies of Lock-Box Agreements with each new Lock-Box Bank or with respect to each new Lock-Box Account, as the case may be.

         (e) Extension or Amendment of Contracts. The Servicer will not, except as otherwise permitted in Section 6.4(a), extend, amend or otherwise modify the terms of any Contract.

         Section 5.6 Affirmative Covenants of the Backup Servicer.

         From the date hereof until the Collection Date:

         (a) Compliance with Law. The Backup Servicer will comply in all material respects with all Applicable Laws.

         (b) Preservation of Existence. The Backup Servicer will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights franchises, privileges and qualification has had a Material Adverse Effect.

         (c) Year 2000 Plan. The Backup Servicer has taken, or will by December 31, 1999 have taken, all steps necessary and appropriate to prevent any material problems in its computer and information systems relating soley to its role as Backup Servicer arising from or in connection with the information processing challenges associated with the Year 2000 and the Backup Servicer shall continue to take all steps outlined in its Year 2000 Readiness Disclosure dated April 8, 1999 to ensure Year 2000 computer readiness.

         Section 5.7 Negative Covenants of the Backup Servicer.

         From the date hereof until the Collection Date.

         (a) No Changes in Backup Servicer Fee. The Backup Servicer will not make any changes to the Backup Servicing Fee set forth in the Backup Servicer and Collateral Custodian Fee Letter without the prior written approval of each Agent.

         Section 5.8 Affirmative Covenants of the Collateral Custodian.

         From the date hereof until the Collection Date:

         (a) Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Laws.

         (b) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had a Material Adverse Effect.

         (c) Location of Contract Files. The Contract Files shall remain at all times in the possession of the Collateral Custodian at the address set forth herein unless notice of a different address is given in accordance with the terms hereof.

         (d) Year 2000 Plan. The Collateral Custodian has taken, or will by December 31, 1999 have taken, all steps necessary and appropriate to prevent any material problems in its computer and information systems relating soley to its role as Collateral Custodian arising from or in connection with the information processing challenges associated with the Year 2000 and the Collateral Custodian shall continue to take all steps outlined in its Year 2000 Readiness Disclosure dated April 8, 1999 to ensure Year 2000 computer readiness.

         Section 5.9 Negative Covenants of the Collateral Custodian.

         From the date hereof until the Collection Date:

         (a) Contract Files. The Collateral Custodian will not dispose of any documents constituting the Contract Files in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Contract except as contemplated by this Agreement.

         (b) No Changes in Collateral Custodian fee. The Collateral Custodian will not make any changes to the Collateral Custodian fee set forth in the Backup Servicer and Collateral Custodian Fee Letter without the prior written approval of each Agent.

         Section 5.10 Release of Lien on Equipment.

         At the same time as (a) any Contract in the Collateral expires by its terms and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account or (b) any Contract becomes a Prepaid Contract and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account, the Administrative Agent on behalf of the Lenders shall be deemed to release its interest in such Contract and the related Equipment and, at the Servicer's sole expense, will take any actions and execute any documents in respect of such release reasonably requested by the Servicer; provided, however, that the Administrative Agent on behalf of the Lenders will make no representation or warranty, express or implied, with respect to any such Contract or Equipment. Nothing in this section shall diminish the Servicer's obligations pursuant to Section 6.4 with respect to the proceeds of any such sale.

         Section 5.11 Release of Ineligible Contracts.

         In the event of a breach of any representation or warranty set forth in
Section 4.2 with respect to a Contract in the Collateral (each such Contract, an "Ineligible Contract"), no later than the earlier of (i) knowledge by the Borrower of such Contract becoming an Ineligible Contract and (ii) receipt by the Borrower from an Agent or Servicer of written notice thereof, the Borrower shall either (a) accept the release of each such Ineligible Contract and any related Equipment selected by the Servicer as to which such breach related, and the Administrative Agent on behalf of the Lenders shall release to the Borrower, without recourse, representation or warranty, all of its right, title and interest in such Ineligible Contract; or (b) subject to the satisfaction of the conditions in Section 2.13, substitute for such Ineligible Contract a Substitute Contract. In any of the foregoing instances, the Borrower shall accept the retransfer of each such Ineligible Contract, and the ADCB shall be reduced by the Discounted Contract Balance of each such Ineligible Contract and, if applicable, increased by the Discounted Contract Balance of each such Substitute Contract. On and after the date of retransfer, the Ineligible Contract so retransferred shall not be included in the Collateral and, as applicable, the Substitute Contract shall be included in the Collateral. If no substitution is made, then in consideration of such retransfer, without substitution, the Borrower shall, on the date of retransfer of such Ineligible Contract, make a deposit to the Collection Account (for allocation pursuant to Sections 2.7 and 2.8, as applicable) in immediately available funds in an amount equal to the Discounted Contract Balance of such Ineligible Contract. Upon each retransfer to the Borrower of such Ineligible Contract, the Administrative Agent, on behalf of the Lenders, shall automatically and without further action be deemed to release to the Borrower, without recourse, representation or warranty, all the right, title and interest of the Administrative Agent, on behalf of the Lenders, to and under such Ineligible Contract and all monies due or to become due with respect thereto, the related Equipment and all proceeds of such Ineligible Contract and Recoveries and Insurance Proceeds relating thereto and all rights to security for any such Ineligible Contract, and all proceeds and products of the foregoing. The Administrative Agent, on behalf of the Lenders, shall, at the sole expense of the Servicer execute such documents and instruments of release as may be prepared by the Servicer on behalf of the Borrower and take other such actions as shall reasonably be requested by the Borrower to effect the transfer of such Ineligible Contract pursuant to this subsection.

         Section 5.12 Retransfer of Assets.

         In the event of a breach of any representation or warranty set forth in
Section 4.2 hereof which breach could reasonably be expected to have a Material Adverse Effect, by notice then given in writing to the Borrower, any Agent may direct the Borrower to accept the release of all of the Assets, in which case the Borrower shall be obligated to accept release of such Assets on a Payment Date specified by the Borrower (such date, the "Release Date") and to terminate all Hedge Transactions prior to the Release Date. The Borrower shall deposit on the Release Date an amount equal to the deposit amount provided below for such Assets in the Collection Account for distribution to the Lenders and Hedge Counterparties in accordance with Section 2.7 or 2.8, as applicable. The deposit amount (the "Release Amount") for such release will be equal to the (a) sum of
(i) the Aggregate Unpaids, (ii) all Interest accrued and to accrue, as reasonably determined by the related Managing Agent, and (iii) all Hedge Breakage Costs and any other amounts payable by Borrower under or with respect to any Hedging Agreement minus (b) the amount, if any, available in the Collection Account on such Payment Date. On the Release Date, provided that full Release Amount has been deposited into the Collection Account, the security interest of the Lenders in the Assets shall be transferred to the Borrower; and the Administrative Agent on behalf of the Lenders shall, at the sole expense of the Servicer, execute and deliver such instruments of release, in each case without recourse, representation or warranty, as shall be prepared and reasonably requested by the Servicer on behalf of the Borrower. If any Agent gives a notice directing the Borrower to accept such a release as provided above, the obligation of Borrower to accept a release pursuant to this Section
5.12 shall constitute the sole remedy respecting a breach of the representations and warranties contained in Section 4.2 available to the Lenders and each Agent on behalf of the Lenders.

                                   ARTICLE VI

                    ADMINISTRATION AND SERVICING OF CONTRACTS

         Section 6.1 Designation of the Servicer.

         (a) Initial Servicer. The servicing, administering and collection of the Assets shall be conducted by the Person designated as the Servicer hereunder from time to time in accordance with this Section 6.1. Until each Agent gives to Fidelity a Servicer Termination Notice, Fidelity is hereby designated as, and hereby agrees to perform the duties and responsibilities of, the Servicer pursuant to the terms hereof.

         (b) Successor Servicer. Upon the Originator's receipt of a notice from the Agents of the designation of a new Servicer pursuant to the terms of Section 6.16, the Originator agrees that it will terminate its activities as Servicer hereunder in a manner that the Agents reasonably believe will facilitate the transition of the performance of such activities to a new Servicer, and the new Servicer shall assume each and all of the Originator's obligations to service and administer such Assets, on the terms and subject to the conditions herein set forth, and the Originator shall use its best efforts to assist the new Servicer in assuming such obligations.

         (c) Subcontracts. The Servicer may, with the prior consent of each Agent, subcontract with any other Person for servicing, administering or collecting the Assets; provided, however, the prior consent of each Agent shall not be required in connection with any subcontracting by the Servicer of (i) the preparation and filing of UCC financing statements covering any Equipment or
(ii) the repossession of any Equipment in the event the Contract covering such Equipment becomes a Defaulted Contract; provided, further, that the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof and that any such subcontract may be terminated upon the occurrence of a Servicer Termination Event.

         (d) Servicing Programs. In the event that the Servicer uses any software program in servicing the Assets that it licenses from a third party, the Servicer shall use its best efforts to obtain whatever licenses or approvals are necessary to allow each Agent or the Servicer to use such program if a successor Servicer is appointed.

         Section 6.2 Duties of the Servicer.

         (a) Appointment. The Borrower hereby appoints the Servicer as its agent, as from time to time designated pursuant to Section 6.1, to service the Assets and enforce its respective rights in and under each Asset. The Servicer hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein. The Servicer and the Borrower hereby acknowledge that each Agent and the Lenders are third party beneficiaries of the obligations undertaken by the Servicer hereunder.

         (b) Duties. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Contract in the Asset Pool from time to time, all in accordance with Applicable Laws, using that degree of skill and attention that a prudent person engaging in such activities would exercise, but in any event shall not act with less skill or attention than the Servicer exercises with respect to all comparable contracts that it services for itself and others with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Without limiting the foregoing, the duties of the Servicer shall include the following:

                  (i) preparing and submitting of claims to, and post-billing liaison with, Obligors on Contracts;

                  (ii) maintaining all necessary servicing records with respect to the Contracts and providing such reports to each Agent in respect of the servicing of the Contracts (including information relating to its performance under this Agreement) as may be required hereunder or as any Agent may reasonably request;

                  (iii) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate servicing records evidencing the Contracts in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Contract;

                  (iv) promptly delivering to any Agent or the Collateral Custodian, from time to time, such information and servicing records (including information relating to its performance under this Agreement) as such Agent or the Collateral Custodian may from time to time reasonably request;

                  (v) identifying each Contract clearly and unambiguously in its servicing records to reflect that such Contract is owned by the Borrower and that the Borrower is selling an undivided ownership interest therein to the Lenders pursuant to this Agreement;

                  (vi) notifying each Agent of any material action, suit, proceeding, dispute, offset deduction, defense or counterclaim that is or is threatened to be (1) asserted by an Obligor with respect to any Contract; or (2) reasonably expected to have a Material Adverse Effect;

                  (vii) notifying each Agent of any proposed change in the Credit and Collections Policies that could have an adverse effect on the collectibility of the Assets in the Asset Pool, on the Borrower or on the interests of each Agent or any Lender; and

                  (viii) using its best efforts to maintain the perfected security interest of the Administrative Agent, for the benefit of the Lenders, in the Contracts;

         (c) The Lenders, each Agent and the Collateral Custodian shall not have any obligation or liability with respect to any Contract in the Asset Pool, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

         Section 6.3 Authorization of the Servicer.

         (a) Each of the Borrower, the Managing Agents and the Administrative Agent on behalf of the Lenders and each Hedge Counterparty hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the sale of the Assets to the Lender, each Hedge Counterparty, and the Collateral Custodian, in the determination of the Servicer, to collect all amounts due under any and all Contracts, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Contracts and, after the delinquency of any Contract and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof, to the same extent as the Originator could have done if it had continued to own such Contract. The Originator, the Borrower, the Managing Agents and the Administrative Agent on behalf of the Lenders and each Hedge Counterparty shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectibility of the Contracts. In no event shall the Servicer be entitled to make any Lender, any Hedge Counterparty, the Collateral Custodian or any Agent a party to any litigation without such party's express prior written consent, or to make the Borrower a party to any litigation (other than any routine foreclosure or similar collection procedure) without the Managing Agent's consent.

         (b) After a Termination Event has occurred and is continuing, at any Agent's direction the Servicer shall take such action as each Agent may deem necessary or advisable to enforce collection of the Contracts; provided, however, that any Agent may, at any time that a Termination Event has occurred and is continuing, notify any Obligor with respect to any Contracts of the assignment of such Contracts to each Agent and direct that payments of all amounts due or to become due be made directly to such Agent or any servicer, collection agent or lockbox or other account designated by any Agent and, upon such notification and at the expense of the Borrower, such Agent may enforce collection of any such Contracts and adjust, settle or compromise the amount or payment thereof.

         Section 6.4 Collection of Payments.

         (a) Collection Efforts, Modification of Contracts. The Servicer will use its ordinary and customary efforts that it uses for contracts owned by it and/or serviced by it for third parties to collect all payments called for under the terms and provisions of the Contracts in the Asset Pool as and when the same become due in accordance with the Credit and Collection Policy, and will follow those collection procedures that it follows with respect to all comparable Contracts that it services for itself or others. The Servicer may in its discretion, and in accordance with the Credit and Collection Policy, waive, modify or otherwise vary any provision of a Contract.

         (b) Prepaid Contract. Prior to a Termination Event, the Servicer may not permit a Contract in the Asset Pool to become a Prepaid Contract (which shall not include a Contract that becomes a Prepaid Contract due to a Casualty
Loss), unless (x) the Servicer provides an Additional Contract or (y) such prepayment will not result in the Collection Account receiving an amount (the "Prepayment Amount") less than the sum of (A) the Discounted Contract Balance on the date of such prepayment calculated using the applicable Blended Discount Rate in effect on the date of such payment, (B) any outstanding Servicer Advances thereon (and any accrued and unpaid interest thereon) and (C) all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any termination of one or more Hedge Transactions, in whole or in part, as required by the terms of any Hedging Agreement as the result of any such Contract becoming a Prepaid Contract. After a Termination Event has occurred, the Servicer may not permit a Contract in the Asset Pool to become a Prepaid Contract (which shall not include a Contract that becomes a Prepaid Contract due to a Casualty Loss), unless the Servicer collects an amount equal to the sum of (A) the Discounted Contract Balance on the date of such prepayment calculated using the applicable Blended Discount Rate in effect on the date of payment, (B) any outstanding Servicer Advances thereon (and to the extent not included therein any accrued and unpaid interest thereon) and (C) all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any termination of one or more Hedge Transactions, in whole or in part, as required by the terms of any Hedging Agreement as the result of any such Contract becoming a Prepaid Contract.

         (c) Acceleration. The Servicer shall accelerate the maturity of all or any Scheduled Payments under any Contract in the Asset Pool under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period) promptly after such Contract becomes a Defaulted Contract.

         (d) Taxes and other Amounts. To the extent provided for in any Contract in the Asset Pool, the Servicer will use its best efforts to collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Contracts and the Equipment and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

         (e) Payments to Lock-Box Account. On or before the Closing Date with respect to the Contracts in the Asset Pool on the Closing Date and on or before the date that any additional Contract is added to the Asset Pool after the Closing Date, the Servicer shall have instructed all Obligors to make all payments in respect of the Contracts in the Asset Pool to the Lock-Box or directly to the Lock-Box Account.

         (f) Establishment of the Collection Account. The Servicer shall cause to be established, on or before the Closing Date, and maintained in the name of the Borrower, with an office or branch of a depository institution or trust company a segregated corporate trust account entitled Collection Account (the "Collection Account"); provided, however, that at all times such depository institution or trust company shall be a depository institution organized under the laws of the United States of America or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (A) that has either (1) a long-term unsecured debt rating of AA- or better by S&P and AA-3 or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of A-1 or better by S&P or P-1 or better by Moody's, (B) the parent corporation which has either (1) a long-term unsecured debt rating of AA- or better by S&P and AA-3 or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of A-1 or better by S&P and P-1 or better by Moody's or (C) is otherwise acceptable to the Administrative Agent and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation (any such depository institution or trust company, a "Qualified Institution").

         (g) Adjustments. If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Contract in the Asset Pool and such Collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

         Section 6.5 Servicer Advances.

         For each Collection Period, if the Servicer determines that any Scheduled Payment (or portion thereof) that was due and payable pursuant to a Contract in the Asset Pool during such Collection Period was not received prior to the last day of such Collection Period, the Servicer shall make an advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof); in addition, if on any day there are not sufficient funds on deposit in the Collection Account to pay accrued Interest of all Advances, the Servicer shall make an advance in the amount necessary to pay such Interest (in either case, any such advance, a "Servicer Advance"). Notwithstanding the preceding sentence, (i) the Servicer shall be required to make a Servicer Advance with respect to any Contract if, and only if, the Servicer determines (such determination to be conclusive and binding) in good faith that such Servicer Advance will ultimately be recoverable from future collections on, or the liquidation of, the Asset Pool and payments by one or more Hedge Counterparties under one or more Hedging Agreements, and (ii) the Servicer's obligation to make a Servicer Advance for any Contract shall cease on the day such Contract becomes a Defaulted Contract. The Servicer will deposit the Lender Group Share of any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (New York City time) on the related Payment Date, in immediately available funds. The Backup Servicer will not be responsible to make any Servicer Advances that have accrued, but which were not made, before it became Successor Servicer hereunder.

         Section 6.6 Realization Upon Defaulted Contract.

         The Servicer will use reasonable efforts to repossess or otherwise comparably convert the ownership of any Equipment relating to a Defaulted Contract and will act as sales and processing agent for Equipment that it repossesses. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of contracts and other actions by the Servicer in order to realize upon such Equipment, which practices and procedures may include reasonable efforts to enforce all obligations of Obligors and repossessing and selling such Equipment at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, the Servicer may sell any such Equipment to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to each Agent setting forth the Contract, the Equipment, the sale price of the Equipment and certifying that such sale price is the fair market value of such Equipment. In any case in which any such Equipment has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Equipment unless it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount of such expenses. The Servicer will remit to each Collection Account the respective Lender Group Share of Recoveries received in connection with the sale or disposition of Equipment relating to a Defaulted Contract.

         Section 6.7 Maintenance of Insurance Policies.

         The Servicer will use its best efforts to ensure that each Obligor maintains an Insurance Policy with respect to the related Equipment in an amount at least equal to the sum of the Discounted Contract Balance of the related Contract and, at the request of any Agent, shall ensure that each such Insurance Policy in respect of Equipment with an original acquisition cost in excess of $75,000 names each Agent, for the benefit of the Lenders, as loss payee and as an insured thereunder. Additionally, the Servicer will require that each Obligor maintain property damage liability insurance during the term of each Contract in amounts and against risks customarily insured against by the Obligor on equipment owned by it. If an Obligor fails to maintain property damage insurance, the Servicer may purchase and maintain such insurance on behalf of, and at the expense of, the Obligor. In connection with its activities as Servicer, the Servicer agrees to present, on behalf of each Managing Agent as agent for the Lenders, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each Contract. The Servicer's Insurance Policies with respect to the related Equipment will insure against liability for personal injury and property damage relating to such Equipment, will name each Managing Agent as agent for the Lenders as loss payee and as an insured thereunder and will contain a breach of warranty clause.

         Section 6.8 Servicing Compensation.

         As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive the Servicing Fee to the extent of funds available therefor pursuant to the provisions of Section 2.4(iii) or 2.5(iii), as applicable.

         Section 6.9 Payment of Certain Expenses by Servicer.

         The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of independent accountants, Taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Borrower, but excluding Liquidation Expenses incurred as a result of activities contemplated by Section 6.6. The Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Account and the Lock-Box Account. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

         Section 6.10 Reports.

         (a) Monthly Report. On each Reporting Date, the Servicer will provide to the Borrower, each Agent, the Collateral Custodian and the Backup Servicer, a monthly statement (a "Monthly Report"), with respect to the related Collection Period, signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit D.

         (b) Servicer's Certificate. Together with each Monthly Report, the Servicer shall submit to the Lender and the Backup Servicer a certificate (a "Servicer's Certificate"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit E.

         (c) Financial Statements. The Servicer will submit to the Lender and the Backup Servicer, within 45 days of the end of each of its fiscal quarters, commencing September 30, 1999, unaudited financial statements (including an analysis of delinquencies and losses for each fiscal quarter) as of the end of each such fiscal quarter. The Servicer will submit to the Lender, within 90 days of the end of each of its fiscal years, commencing December 31, 1999 audited financial statements (including an analysis of delinquencies and losses for each fiscal year describing the causes thereof and sufficient to determine whether a Termination Event or a Servicer Termination Event has occurred or is reasonably likely to occur and otherwise reasonably satisfactory to each Agent) as of the end of each such fiscal year.

         Section 6.11 Annual Statement as to Compliance.

         The Servicer will provide to each Agent and the Backup Servicer, within 90 days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on September 30, 1999, an annual report signed by a Responsible Officer of the Servicer certifying that (a) a review of the activities of the Servicer, and the Servicer's performance pursuant to this Agreement, for the period ending on the last day of such fiscal year has been made under such Person's supervision and (b) the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Termination Event has occurred and is continuing (or if a Servicer Termination Event has so occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such event, and, if a Servicer Termination Event occurred during such year and no notice thereof has been given to each Agent, specifying such Servicer Termination Event and the steps taken to remedy such event).

         Section 6.12 Annual Independent Public Accountant's Servicing Reports.

         The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to each Agent and the Backup Servicer, within 90 days following the end of each fiscal year of the Servicer, commencing with the fiscal year ending on September 30, 1999, a report relating to such fiscal year to the effect that (A) such firm has reviewed certain documents and records relating to the servicing of the Contracts included in the Collateral, and (B) based on such examination, such firm is of the opinion that the Monthly Reports and Servicer's Certificates delivered during such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report. The accountants preparing such report shall obtain the prior agreement of each Agent as to the methodology and procedures to be used by such accountants in preparing such report. In the event such firm requires any Agent or the Backup Servicer to agree to the procedures performed by such firm, the Servicer shall direct any Agent or the Backup Servicer in writing to so agree; it being understood and agreed that any Agent or the Backup Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and any Agent or the Backup Servicer makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         Section 6.13 Limitation on Liability of the Servicer and Others

         Except as provided herein, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to any Agent, the Lenders or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its willful misconduct hereunder.

         Section 6.14 The Servicer Not to Resign.

         The Servicer shall not resign from the obligations and duties hereby imposed on it except upon the Servicer's determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and
(ii) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to each Agent and the Backup Servicer. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 6.2.

         Section 6.15 Servicer Termination Events.

         If any one of the following events (a "Servicer Termination Event") shall occur and be continuing:

         (a) any failure by the Servicer to make any payment, transfer or deposit as required by this Agreement;

         (b) any failure by the Servicer to give instructions or notice to any Agent as required by this Agreement, or to deliver any required Monthly Report or other Required Reports hereunder on or before the date occurring two Business Days after the date such instruction of notice or report is required to be made or given, as the case may be, under the terms of this Agreement;

         (c) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or the other Transaction Documents to which the Servicer is a party which has a Material Adverse Effect on the Lenders, which continues unremedied for a period of 30 days after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by any Agent or Lender and (ii) the date on which the Servicer becomes aware thereof;

         (d) any representation, warranty or certification made by the Servicer in any Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove to have been incorrect when made, which has a Material Adverse Effect on the Lenders and which continues to be unremedied for a period of 30 days after the earlier to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer by any Agent or Lender and (ii) the date on which the Servicer becomes aware thereof;

         (e) an Insolvency Event shall occur with respect to the Servicer;

         (f) any material delegation of the Servicer's duties that is not permitted by Section 7.1;

         (g) any financial or Asset information reasonably requested by the Administrative Agent or the Lender as provided herein is not reasonably provided as requested;

         (h) the rendering against the Servicer of one or more final judgments, decrees or orders for the payment of money in excess of United States $1,000,000 individually or in the aggregate, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of more than 61 consecutive days without a stay of execution;

         (i) the failure of the Servicer to make any payment due with respect to aggregate recourse debt or other obligations with an aggregate principal amount exceeding United States $5,000,000 or the occurrence of any event or condition that would permit acceleration of such recourse debt or other obligations if such event or condition has not been waived;

         (j) any change in the control of the Servicer that takes the form of either a merger or consolidation in which the Servicer is not the surviving entity; or

         (k)      If Fidelity is the Servicer,

                  (i) the Tangible Net Worth of the Servicer shall (A) prior to an initial public offering by the Servicer, on any day be less than $30,000,000, which amount shall be increased each calendar quarter, beginning July 1, 1999 for the quarter ended June 30, 1999, by an amount equal to (1) 75% of the immediately preceding quarter's net income (with no downward adjustment for losses) and (2) 100% of any proceeds from any new equity or (B) subsequent to an initial public offering by the Servicer, on any day be less than the sum of (1) total shareholder's equity immediately prior to such initial public offering, calculated in accordance with GAAP (2) the net proceeds of such initial public offering and (3) the amount of Subordinated Debt that RLI converts into equity after such initial public offering minus the sum of (x) intangibles calculated in accordance with GAAP and (y) $2,000,000; provided, however that the amount of Subordinated Debt that RLI converts into equity pursuant to clause (B)(3) above shall be at least $30,000,000; provided, further that the amount under this clause
         (B) shall be increased each calendar quarter after such initial public offering by an amount equal to 75% of net income;

                  (ii) the Servicer shall make any payment on the Subordinated Debt prior to the Collection Date;

                  (iii) the sum of the balances outstanding under the 1996 Note and the 1998 Note shall at any time be less than $5,000,000 and/or the balance outstanding under the 1999 Note shall at any time be less than $38,000,000;

                  (iv) the Servicer shall amend, modify, restate, supplement or otherwise modify the RLI Agreements without the prior written consent of the Administrative Agent;

                  (v) the Servicer shall cease to maintain Committed Facilities of $400,000,000 and such failure continues to be unremedied for a period of 30 days after the earlier to occur of (1) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Buyer or any Agent and (2) the date on which the Servicer becomes aware thereof;

                  (vi) the ratio of EBIT to Interest Expense of the Servicer and its Subsidiaries shall be less than 1:15 at any time; or

         (l) any other financial information reasonably requested by the Lenders or any Agent in accordance with this Agreement is not reasonably provided as requested;

then notwithstanding anything herein to the contrary, so long as any such Servicer Termination Event shall not have been remedied, within any applicable cure period prior to the date of the Servicer Termination Notice (defined below), any Agent, by written notice to the Servicer (with a copy to the Backup Servicer) (a "Servicer Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement.

         Section 6.16 Appointment of Successor Servicer.

         (a) On and after the receipt by the Servicer of a Servicer Termination Notice pursuant to Section 6.15, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by any Agent in writing or, if no such date is specified in such Servicer Termination Notice or otherwise specified by such Agent, until a date mutually agreed upon by the Servicer and each Agent. The Agents may at the time described in the immediately preceding sentence in its sole discretion, appoint the Backup Servicer as the Servicer hereunder, and the Backup Servicer shall on such date assume all obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer. In the event that the Agents does not so appoint the Backup Servicer, there is no Backup Servicer or the Backup Servicer is unable to assume such obligations on such date, the Agents shall as promptly as possible appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to each Agent. In the event that a Successor Servicer has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Administrative Agent shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than United States $50,000,000 and whose regular business includes the servicing of Contracts as the Successor Servicer hereunder.

         (b) Upon its appointment, the Backup Servicer (subject to Section 6.16(a)) or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable.

         (c) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement and shall pass to and be vested in the Borrower and, without limitation, the Borrower is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Borrower in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Contracts in the Asset Pool.

         (d) Upon the Backup Servicer receiving notice that it is required to serve as the Servicer hereunder pursuant to the foregoing provisions of this
Section 6.16, the Backup Servicer will promptly begin the transition to its role as Servicer.

                                   ARTICLE VII

                               THE BACKUP SERVICER

         Section 7.1 Designation of the Backup Servicer.

         (a) Initial Backup Servicer. The backup servicing role with respect to the Assets in the Asset Pool shall be conducted by the Person designated as Backup Servicer hereunder from time to time in accordance with this Section 7.1. Until any Agent shall give to Harris Trust and Savings Bank a Backup Servicer Termination Notice, Harris Trust and Savings Bank is hereby designated or, and hereby agrees to perform the duties and obligations of a Backup Servicer pursuant to the terms hereof.

         (b) Successor Backup Servicer. Upon Harris Trust and Savings Bank's receipt of a notice from any Agent of the designation of a new Backup Servicer pursuant to the provisions of Section 7.5, Harris Trust and Savings Bank agrees that it will terminate its activities as Backup Servicer hereunder.

         Section 7.2 Duties of the Backup Servicer.

         (a) Appointment. The Borrower and each Agent, on behalf of the Lenders each hereby appoints Harris Trust and Savings Bank to act as Backup Servicer, for the benefit of the Agents, and the Lenders, as from time to time designated pursuant to Section 7.1. The Backup Servicer hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth herein.

         (b) Duties. On or before the initial Funding Date, and until its removal pursuant to Section 7.5, the Backup Servicer shall perform, on behalf of the Agents and the Lenders, the following duties and obligations:

                  (i) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Monthly Reports in hard copy and on computer tape; provided, however, the computer tape is in an MS-DOS, PC readable ASCII format or format to be agreed upon by the Backup Servicer and the Servicer on or prior to closing.

                  (ii) Not later than 12:00 noon New York time two (2) Business Days prior to each Reporting Date, the Backup Servicer shall accept delivery of tape from the Servicer, which shall include but not be limited to the following information: (x) for each Contract in the Asset Pool, the name and number of the related Obligor, the collection status, the contract status, the date of each Scheduled Payment and the outstanding principal balance and (y) the ADCB (the "Tape").

                  (iii) Prior to the related Payment Date, the Backup Servicer shall review the Monthly Report to ensure that it is complete on its face and that the following items in such Monthly Report have been accurately calculated, if applicable, and reported: (A) the ADCB, (B) the Backup Servicing Fee, (C) the average ADCB, (D) the Contracts that are 30 - 60 days past due, (E) the Contracts that are 61 - 90 days past due, (F) the Contracts that are 90+ days past due, (G) the Delinquency Ratio, and (H) the Default Ratio. The Backup Servicer shall notify each Agent and the Servicer of any disagreements with the Monthly Report based on such review not later than the Business Day preceding such Payment Date to such Persons.

                  (iv) If the Servicer disagrees with the report provided under paragraph (i) above by the Backup Servicer or if the Servicer or any subservicer has not reconciled such discrepancy, the Backup Servicer agrees to confer with the Servicer to resolve such disagreement on or prior to the next succeeding Determination Date and shall settle such discrepancy with the Servicer if possible, and notify each Agent of the resolution thereof. The Servicer hereby agrees to cooperate at its own expense, with the Backup Servicer in reconciling any discrepancies herein. If within 20 days after the delivery of the report provided under paragraph (i) above by the Backup Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify each Agent of the continued existence of such discrepancy. Following receipt of such notice by each Agent, the Servicer shall deliver to each Agent, the Lenders, and the Backup Servicer no later than the related Payment Date a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

         (c) Reliance on Tape. With respect to the duties described in Section 7.2(b), the Backup Servicer, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

         Section 7.3 Merger or Consolidation.

         Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) that may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

         Section 7.4 Backup Servicing Compensation.

         As compensation for its back-up servicing activities hereunder, the Backup Servicer shall be entitled to receive a Backup Servicing Fee as agreed to between the Backup Servicer, the Borrower and the Agents in the Backup Servicing Fee Letter (the "Backup Servicing Fee") in accordance with Sections 2.7(iv) or 2.8(iv) as applicable. The Backup Servicer's entitlement to receive the Backup Servicing Fee shall cease on the earliest to occur of: (i) it becoming the Successor Servicer, (ii) its removal as Backup Servicer pursuant to Section 7.5, or (iii) the termination of this Agreement. The Backup Servicer shall be entitled to receive the Servicing Fee upon becoming the Successor Servicer.

         Section 7.5 Backup Servicer Removal.

         The Backup Servicer may be removed, with or without cause, by the Agents by notice given in writing to the Backup Servicer (the "Backup Servicer Termination Notice"). In the event of any such removal, a replacement Backup Servicer may be appointed by (i) the Servicer, acting with the consent of each Agent or (ii) if no such replacement is appointed within 30 days following such removal, by the Agents.

         Section 7.6 Limitation on Liability.

         (a) The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting on the routine and ordinary day-to-day operations for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses that result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

         (b) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Lenders, the Agents, the Collateral Custodian and the Backup Servicer each agree to look only to the Servicer to perform such obligations. The Backup Servicer shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party, including the Servicer (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party, (iii) the invalidity or unenforceability of any Asset or Contract under Applicable Law,
(iv) the breach or inaccuracy of any representation or warranty made with respect to any Contract, or (v) the acts or omissions of any successor Backup Servicer.

         Section 7.7 The Backup Servicer Not to Resign.

         Without (A) the prior written consent of each Agent and (B) the assumption by a successor Backup Servicer of the responsibilities and obligations of the Backup Servicer hereunder, the Backup Servicer shall not resign from the obligations and duties hereby imposed on it except upon the Backup Servicer's determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Backup Servicer could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Backup Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Administrative Agent. No such resignation shall become effective until a successor Backup Servicer shall have assumed the responsibilities and obligations of the Backup Servicer hereunder.

                                  ARTICLE VIII

                            THE COLLATERAL CUSTODIAN

         Section 8.1 Designation of Collateral Custodian.

         (a) Initial Collateral Custodian. The role of collateral custodian with respect to the Contract Files shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Section
8.1. Until the Agents shall give to Harris Trust and Savings Bank a Collateral Custodian Termination Notice, Harris Trust and Savings Bank is hereby designated as, and hereby agrees to perform the duties and obligations of, Collateral Custodian pursuant to the terms hereof.

         (b) Successor Collateral Custodian. Upon Harris Trust and Savings Bank's receipt of a written notice from the Agents of the designation of a new collateral Custodian pursuant to the provisions of Section 8.5, Harris Trust and Savings Bank agrees that it will terminate its activities as Collateral Custodian hereunder.

         Section 8.2 Duties of Collateral Custodian.

         (a) Appointment. The Borrower and each Agent each hereby appoints Harris Trust and Savings Bank to act as Collateral Custodian, for the benefit of the Administrative Agent, as agent for the Lenders. The Collateral Custodian hereby accepts such appointment and agrees to perform the duties and obligation with respect thereto set forth herein.

         (b) Duties. On or before the initial Funding Date, and until its removal pursuant to Section 8.5, the Collateral Custodian shall perform on behalf of the Administrative Agent, as agent for the Lenders, the following duties and obligations:

                  (i) The Collateral Custodian shall take and retain custody of the Contract Files delivered by the Borrower pursuant to Section 3.3 hereof in accordance with the terms and conditions of this Agreement, all for the benefit of the Lenders and subject to the Lien thereon in favor of the Administrative Agent. Upon receipt of the Contract Files, the Collateral Custodian shall execute and deliver to the Administrative Agent, with copies to each Agent, the Borrower and the Servicer a Trust Receipt and Initial Certification in the form attached as Exhibit K. Within five (5) Business Days of its receipt of any Contract File, the Collateral Custodian shall review the related Contract to verify that such Contract has been executed and has no missing or mutilated pages and to confirm (in reliance on the related contract number and lessee name) that such Contract is referenced on the related Contract List and shall execute and deliver to the Administrative Agent, with copies to each Agent, the Borrower and the Servicer a Trust Receipt and Final Certification in the form attached as Exhibit L. In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Contract Files hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian an electronic file (in EXCEL or a comparable format) that contains the related Contract List or that otherwise contains the Contract number and the name of the Obligor with respect to each related Contract. If, at the conclusion of such review, the Collateral Custodian shall determine that such Contract is not executed or in proper form on its face, or that it is not referenced on such Contract List, the Collateral Custodian shall promptly notify the Borrower, the Servicer and each Agent of such determination by providing a written report to such persons setting forth, with particularity, the lack of execution of such Contract (to be attached as a schedule to the Trust Receipt and Final Certification), that such Contract has missing or mutilated pages, or the fact that such Contract was not referenced on the related Contract List. In addition, unless instructed otherwise in writing by the Borrower or the Servicer within 10 days of the Collateral Custodian's delivery of such report, the Collateral Custodian shall return any Contract not referenced on such Contract List to the Borrower. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Contract File.

                  (ii) In taking and retaining custody of the Contract Files, the Collateral Custodian shall be deemed to be acting as the agent of the Agents and the Lenders; provided, however, that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Contract Files or the instruments therein; and provided, further, that the Collateral Custodian's duties as agent shall be limited to those expressly contemplated herein.

                  (iii) All Contract Files shall be kept in fireproof vaults or cabinets at the locations specified on Schedule IV attached hereto, or at such other office as shall be specified to each Agent by the Collateral Custodian in a written notice delivered at least 45 days prior to such change. All Contract Files shall be placed together in a separate file cabinet with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Contract Files shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian. The Collateral Custodian shall clearly indicate that such Contract Files are the sole property of the Borrower and that the Borrower has granted an interest therein to the Administrative Agent on behalf of the Lenders.

                  (iv) In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar Contracts that it holds as Collateral Custodian; provided, however, no such appointment shall relieve the Collateral Custodian of any liability hereunder.

         (c) Insurance. The Collateral Custodian will, at its own expense, (i) maintain Financial Institution Bond Insurance (Form #24 or the equivalent) in such amounts, with such coverage and subject to such deductibles as are customary for insurance typically maintained by banks that act as collateral custodians in similar transactions or (ii) provided the Collateral Custodian maintains a long-term debt rating of A from Moody's, self-insure with such coverage as is customary for self-insurance maintained by banks that act as collateral custodians in similar transactions. A certificate issued by an officer of the Collateral Custodian as to any such bond or policy shall be furnished to each of the Agents, the Borrower or the Servicer on request.

         Section 8.3 Merger or Consolidation.

         Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to the properties and assets of the Collateral Custodian substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Collateral Custodian hereunder, shall be the successor to the Collateral Custodian under this Agreement without further act of any of the parties to this Agreement.

         Section 8.4 Collateral Custodian Compensation.

         As compensation for its collateral custodian activities hereunder, the Collateral Custodian shall be entitled to a Collateral Custodian Fee (the "Collateral Custodian Fee") from the Servicer. To the extent that such Collateral Custodian fee is not paid by the Servicer, the Collateral Custodian shall be entitled to receive the unpaid balance of its Collateral Custodian fee to the extent of funds available therefor pursuant to the provision of Section 2.7(v) or 2.8(v), as applicable. The Collateral Custodian's entitlement to receive the Collateral Custodian fee shall cease on the earlier to occur of: (i) its removal as Collateral Custodian pursuant to Section 8.5 or (ii) the termination of this Agreement.

         Section 8.5 Collateral Custodian Removal.

         The Collateral Custodian may be removed, with or without cause, by the Administrative Agent by notice given in writing to the Collateral Custodian (the "Collateral Custodian Termination Notice"); provided, however, notwithstanding its receipt of a Collateral Custodian Termination Notice, the Collateral Custodian shall continue to act in such capacity until a successor Collateral Custodian has been appointed, has agreed to act as Collateral Custodian hereunder, and has received all Contract Files held by the previous Collateral Custodian.

         Section 8.6 Limitation on Liability.

                  (i) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter telegram or other document delivered to it by the Borrower, the Servicer, the Backup Servicer or any Agent hereunder in good faith and in the absence of any gross negligence or willful misconduct that it reasonably believes to be genuine and that has been signed by a Responsible Officer. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon (A) the written instructions of any designated officer of any Agent or (B) the verbal instructions of the such Agent, and the Collateral Custodian shall have no liability hereunder except as may result from its gross negligence or willful misconduct.

                  (ii) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel; provided, however, that nothing contained in this sentence shall limit the liability of the Collateral Custodian for its own gross negligence or willful misconduct.

                  (iii) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission.

                  (iv) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Contracts, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Contracts; provided, however, that nothing contained in this sentence shall limit the liability of the Collateral Custodian for its own gross negligence or willful misconduct. The Collateral Custodian shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

                  (v) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.

                  (vi) The Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder unless it shall have reasonable grounds to believe that such funds will be repaid or its receives an indemnity satisfactory to it.

                  (vii) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Contracts.

                  (viii) Whenever in the administration of the provisions of this Agreement the Collateral Custodian shall deem it necessary or desirable that a matter be provided or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Collateral Custodian, be deemed to be conclusively proved and established by a certificate signed by any Managing Agent's officers, as the case may be, and delivered to the Collateral Custodian and such certificate, in the absence of gross negligence or bad faith on the part of the Collateral Custodian, shall be full warrant to the Collateral Custodian for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

                  (ix) The Collateral Custodian may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care.

         Section 8.7 The Collateral Custodian Not to Resign.

         Without (A) 30 days prior written notice to each Agent, the Borrower and the Servicer, (B) the assumption by a successor Collateral Custodian of all of the responsibilities and obligations of the Collateral Custodian hereunder,
(C) the delivery of all the Contract Files by the Collateral Custodian, at its cost, to such successor Collateral Custodian and (D) the delivery by such successor Collateral Custodian to each Agent of a Trust Receipt and Final Certification substantially in the form attached as Exhibit L, the Custodian shall not resign from the obligations and duties hereby imposed on it except upon the Custodian's determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Custodian could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Custodian shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to each Agent, the Borrower and the Servicer. No such resignation shall become effective until a successor Collateral Custodian shall have assumed the responsibilities and obligations of the Custodian hereunder.

         Section 8.8 Release of Documents.

         (a) Release for Servicing. From time to time and as appropriate for the enforcement or servicing any of the Contracts, the Collateral Custodian is hereby authorized, upon written receipt from the Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit G, to release to the Servicer the related Contract File or the documents set forth in such request and receipt to the Servicer. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Administrative Agent in accordance with the terms of this Agreement. The Servicer shall return to the Collateral Custodian the Contract File or other such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Contract shall be liquidated, in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Collateral Custodian in the form annexed hereto as Exhibit G, the Servicer's request and receipt submitted pursuant to the first sentence of this subsection shall be released by the Collateral Custodian to the Servicer.

         (b) Limitation on Release. The foregoing provision respecting release to the Servicer of the Contract Files and documents by the Collateral Custodian upon request by the Servicer shall be operative only to the extent that at any time the Collateral Custodian shall not have released to the Servicer active Contract Files (including those requested) pertaining to more than 15 Contracts at the time being serviced by the Servicer under this Agreement. Any additional Contract Files or documents requested to be released by the Servicer may be released only upon written authorization of each Agent. The limitations of this paragraph shall not apply to the release of Contract Files to the Servicer pursuant to the immediately succeeding subsection.

         (c) Release for Payment. Upon receipt by the Collateral Custodian of the Servicer's request for release of documents and receipt in the form annexed hereto as Exhibit G (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided in this Agreement), the Collateral Custodian shall promptly (and in all cases, within five (5) Business
Days) release the related Contract File to the Servicer.

         Section 8.9 Return of Contract Files.

         The Borrower may, with the prior written consent of each Agent (such consent not to be unreasonably withheld), require that the Collateral Custodian return each Contract File (a) delivered to the Collateral Custodian in error,
(b) for which a Substitute Contract has been substituted in accordance with
Section 2.16, (c) as to which the lien on the related Equipment has been so released pursuant to Section 5.10, (d) that has been retransferred to the Borrower pursuant to Section 5.11 or 5.12 or (e) that is required to be redelivered to the Borrower in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and each Agent a written request in the form of Exhibit G hereto (signed by both the Borrower and each Agent) specifying the Contracts to be so returned and reciting that the conditions to such release have been met (and specifying the section or sections of this Agreement being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for return executed by the Borrower and each Agent promptly, but in any event within 5 Business Days, return the Contract Files so requested to the Borrower.

         Section 8.10 Access to Certain Documentation and Information Regarding the Contracts.

         (a) The Collateral Custodian and the Servicer shall each provide to each Agent access to the Contract Files and all other documentation regarding the Contracts in the Asset Pool and the related Equipment in its possession such cases where such Agent is required in connection with the enforcement of the rights or interests of the Lenders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only
(i) upon reasonable advance written notice, (ii) during normal business hours and (iii) subject to the Servicer's and Collateral Custodian's normal security and confidentiality procedures in effect from time to time.

         (b) Any Agent may conduct a sample audit of the Contracts and Contract Files once each year (or, if the Termination Date has occurred as the result of the occurrence of a Termination Event, at the discretion of each Agent) in conjunction with a review the Servicer's collection and administration of the Contracts in order to assess compliance by the Servicer with the Servicer's written policies and procedures, as well as with this Agreement and may conduct an audit of the Contracts and Contract Files in conjunction with such a review. For so long as the Servicer employs Grant Thornton LLP or another accounting firm acceptable to the Lender, to conduct a similar review at least annually, the Lenders will bear the cost of any additional audit by any Managing Agent or any other Lender designated appropriate. Such review shall be reasonable in scope and shall be completed in a reasonable period of time.

                                   ARTICLE IX

                         TERMINATION EVENTS AND REMEDIES

         Section 9.1 Termination Events.

         Each of the following events shall constitute a Termination Event (a "Termination Event") under this Agreement:

         (a) as of any Reporting Date, the Delinquency Ratio for the preceding Determination Date exceeds 3.0%;

         (b) as of any Reporting Date, the Default Ratio for the preceding Determination Date exceeds 2.75%;

         (c) the Overcollateralization is less than the Minimum
Overcollateralization, and the Borrower does not, within five (5) Business Days, contribute Eligible Contracts and/or pay down the Advances Outstanding in an amount sufficient to cause the Overcollateralization to equal or exceed the Minimum Overcollateralization;

         (d) the Borrower is not in compliance with the Portfolio Concentration Criteria, and such noncompliance is not cured on or prior to the next Payment Date;

         (e) a Servicer Termination Event occurs and is continuing;

         (f) (i) failure on the part of the Borrower to make any payment or deposit required by the terms of this Agreement on the day such payment or deposit is required to be made or

                  (ii) failure on the part of the Borrower to observe or perform any of its covenants or agreements set forth in this Agreement, which failure has a material adverse effect on the interests of the Agents or any Lender and which continues unremedied for a period of 30 days or more after the earlier of (A) written notice thereof shall have been given by any Agent to Borrower or (B) the Borrower shall have otherwise become aware of such failure; provided, that only a five Business Day cure period shall apply in the case of a failure by the Borrower to observe its covenants not to grant a security interest or otherwise intentionally create a Lien on the Contracts;

         (g) any representation or warranty made by the Borrower in this Agreement or any information required to be given by the Borrower to any Agent to identify Contracts pursuant to this Agreement, shall prove to have been incorrect in any material respect when made or delivered and which continues to be incorrect in any material respect for a period of 30 days after the earlier of (A) written notice thereof shall have been given by any Agent to Borrower or
(B) the Borrower shall have otherwise become aware of such failure;

         (h) the occurrence of an Insolvency Event relating to the Borrower;

         (i) the Borrower shall become, or become controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "40 Act") or the arrangements contemplated by this Agreement shall require registration as an "investment company" within the meaning of the 40 Act;

         (j) a regulatory, tax or accounting body has ordered that the activities of the Borrower or any Affiliate of the Borrower, contemplated hereby be terminated or, as a result of any other event or circumstance, the activities of the Borrower contemplated hereby may reasonably be expected to cause the Borrower or any of its respective Affiliates to suffer materially adverse regulatory, accounting or tax consequences; or

         (k) a Purchase Agreement Termination Event shall have occurred.

         Section 9.2 Remedies.

         (a) Upon the occurrence of a Termination Event the Termination Date shall be deemed to have occurred automatically. Upon the occurrence of a Termination Event other than that referred to in Section 9.1(h) in addition to the other remedies provided for herein, each Managing Agent and the Lenders may declare the Advances Outstanding and all other Aggregate Unpaids to be immediately due and payable, together with all Interest thereon and fees and expenses accruing under this Agreement, and shall have all rights and remedies provided under the UCC and other applicable laws, which rights shall be cumulative. Upon the occurrence of a Termination Event referred to in Section 9.1(h), in addition to the remedies provided herein, such amounts referenced in the immediately preceding sentence shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding under this Agreement shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower and the Servicer.

         (b) Upon the occurrence of a Termination Event, and in addition to the remedies provided herein, the Administrative Agent, as agent for the Lenders, shall have the right to obtain physical possession of the Servicer's records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into the possession of the Borrower or any third party acting for the Borrower, and the Borrower shall deliver to the Administrative Agent, as agent for the Lenders, such assignments as the Administrative Agent shall request. The Borrower shall be responsible for paying any fees of any Servicer resulting from the termination of a Servicer due to a Termination Event. The Administrative Agent, as agent for the Lenders, shall have the right to demand transfer of all servicing rights and obligations to a new servicer acceptable to the Administrative Agent (such new servicer shall receive a servicing fee or any other amounts necessary to assure the ability of the Administrative Agent to find an appropriate successor servicer). The Administrative Agent, as agent for the Lenders shall be entitled to specific performance of all agreements of the Borrower contained in this Agreement.

         (c) Without limiting the generality of the foregoing provisions of this
Section 9.2, the Administrative Agent, as agent for the Lenders, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell (on a servicing released basis, at the Administrative Agent's option), lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent or Lender at places which the Administrative Agent shall reasonably select, whether at the Borrower's premises or elsewhere. Each Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of such Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the amounts owing to such Lender hereunder in respect of Advances Outstanding, Interest, fees, expenses, indemnification, Breakage Costs, Hedge Breakage Costs or otherwise, in such order as such Lender may elect, and only after such application and after the payment by such Lender of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the UCC, need such Lender to account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against any Agent or Lender arising out of the exercise by the Administrative Agent of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Administrative Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency (together with all Interest thereon and fees and expenses accruing under this Agreement) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the amounts owing to any Lender and the fees and disbursements of any attorneys employed by such Lender to collect such deficiency.

         (d) The Administrative Agent's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent, deals with similar property for its own account. Neither the Agents, the Lenders nor any of their respective directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

                                    ARTICLE X

                                 INDEMNIFICATION

         Section 10.1 Indemnities by the Borrower.

         Without limiting any other rights which any Agent, the Backup Servicer, the Collateral Custodian, the Lenders or any of their respective Affiliates may have hereunder or under applicable law, the Borrower hereby agrees to indemnify any Agent, the Backup Servicer, the Collateral Custodian, the Lenders, and each of their respective Affiliates and officers, directors, employees and agents thereof (each of the foregoing Persons being referred to as an "Indemnified

Party") from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them, but excluding allocations of overhead expenses of any such Indemnified Party or other non-monetary damages of any such Indemnified Party, arising out of or as a result of this Agreement or the Grant of the Collateral or in respect of any Asset or any Contract, excluding, however, Indemnified Amounts to the extent resulting from negligence or willful misconduct on the part of any Agent, the Backup Servicer, the Collateral Custodian, such Lenders or such Affiliate. If the Borrower has made any indemnity payment pursuant to this Section 10.1 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts then, the recipient shall repay to the Borrower an amount equal to the amount it has collected from others in respect of such indemnified amounts. Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

         (a) any Contract treated as or represented by the Borrower to be an Eligible Contract which is not at the applicable time an Eligible Contract;

         (b) reliance on any representation or warranty made or deemed made by the Borrower, the Servicer (if the Originator or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

         (c) the failure by the Borrower or the Servicer (if the Originator or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Asset, the related Contract, or the nonconformity of any Asset, the related Contract with any such applicable law, rule or regulation;

         (d) the failure to vest and maintain vested in the relevant Lender or to transfer to such Lender, an undivided ownership interest in the Assets, together with all Collections, free and clear of any Adverse Claim whether existing as of the Closing Date or at any time thereafter;

         (e) the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, an amount of Advances Outstanding which is less than or equal to the lesser of (i) the Facility Limit on such Business Day, or (ii) the Borrowing Base on such Business Day;

         (f) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Assets which are, or are purported to be, Collateral, whether at the time of any Grant or at any subsequent time;

         (g) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Asset which is, or is purported to be, Collateral (including, without limitation, a defense based on such Asset or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Asset or the furnishing or failure to furnish such merchandise or services;

         (h) any failure of the Borrower or the Servicer (if the Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Originator, the Borrower or any Affiliate thereof to perform its respective duties under the Contracts;

         (i) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Asset or Contract;

         (j) the failure by Borrower to pay when due any Taxes for which the Borrower is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Collateral;

         (k) any repayment by any Agent or a Lender of any amount previously distributed in reduction of Advances Outstanding or payment of Interest or any other amount due hereunder or under any Hedging Agreement, in each case which amount such Agent or Lender believes in good faith is required to be repaid;

         (l) the commingling of Collections of Assets in the Collateral at any time with other funds;

         (m) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Advances or reinvestments or the ownership of the Collateral or in respect of any Asset or Contract;

         (n) any failure by the Borrower to give reasonably equivalent value to the Originator in consideration for the transfer by the Originator to the Borrower of any Assets or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

         (o) the failure of the Borrower, the Originator or any of their respective agents or representatives to remit Collections to the Servicer or any Managing Agent.

         Any amounts subject to the indemnification provisions of this Section
10.1 shall be paid by the Borrower solely pursuant to the provisions of Sections
2.7 and 2.8 hereof, as the case may be, to the Administrative Agent within two Business Days following the Administrative Agent's demand therefor. If for any reason the indemnification provided above in this Section 10.1 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then Fidelity shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

         The parties agree that the provisions of this Section 10.1 shall not be interpreted to provide recourse to Fidelity for any loss by reason of the exercise by or against any Obligor of any Insolvency Law or any default by any Obligor as a result of such Obligor's financial inability to make payments under the related Lease.

         Section 10.2 Indemnities by the Servicer.

         (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Servicer hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any such Indemnified Party by reason of any acts, omissions or alleged acts or omissions of the Servicer, including, but not limited to (i) any representation or warranty made by the Servicer under or in connection with any Transaction Document, any Monthly Report, Servicer's Certificate or any other information or report delivered by or on behalf of the Servicer pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made, (ii) the failure by the Servicer to comply with any Applicable Law, (iii) the failure of the Servicer to comply with its duties or obligations in accordance with the Agreement, or (iv) any litigation, proceedings or investigation against the Servicer. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

         (b) Any amounts subject to the indemnification provisions of this
Section 10.2 shall be paid by the Servicer to the relevant Managing Agent within five (5) Business Days following such Agent's demand therefor.

         (c) The Servicer shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected Contracts.

         (d) The obligations of the Servicer under this Section 10.2 shall survive the resignation or removal of any Agent, the Backup Servicer or the Collateral Custodian and the termination of this Agreement.

         (e) Any indemnification pursuant to this Section 10.2 shall not be payable from the Assets.

         Section 10.3 Indemnities by the Collateral Custodian.

         (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Collateral Custodian hereby agrees to indemnify each Indemnified Party, the Borrower and the Servicer, from and against any and all Indemnified Amounts awarded against or incurred by any of them arising out of or relating to any loss or destruction of the Contract Files, or any document contained therein, delivered to the Collateral Custodian pursuant to the terms of this Agreement.

         (b) Any amounts subject to the indemnification provisions of this
Section 10.3 shall be paid by the Collateral Custodian to the relevant Managing Agent within five (5) Business Days following such Agent's demand therefor.

         (c) The obligations of the Collateral Custodian under this Section 10.3 shall survive the resignation or removal of any Agent, and the Servicer and the termination of this Agreement.

         Section 10.4 After-Tax Basis.

         Indemnification under Sections 10.1, 10.2 and 10.3 shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the receipt of the indemnity provided hereunder, including the effect of such tax refund or benefit on the amount of tax measured by net income or profits that is or was payable by the Indemnified Party.

                                   ARTICLE XI

                THE ADMINISTRATIVE AGENT AND THE MANAGING AGENTS

         Section 11.1 Authorization and Action.

         (a) Each Lender hereby designates and appoints the Administrative Agent as Administrative Agent hereunder, and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist for the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent for the Lenders and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law. The appointment and authority of the Administrative Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids.

         (b) Each member of a Lender Group hereby designates and appoints the Person designated on the signature page or the applicable Assignment and Acceptance as the Managing Agent for such Lender Group as its Managing Agent hereunder, and authorizes such Managing Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to such Managing Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. No Managing Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Liquidity Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of a Managing Agent shall be read into this Agreement or otherwise exist for a Managing Agent. In performing its functions and duties hereunder, each Managing Agent shall act solely as agent for the Lenders in such Lender Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The VFCC Managing Agent shall not be required to take any action which exposes such Managing Agent to personal liability or which is contrary to this Agreement or applicable law. The appointment and authority of each Managing Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids.

         Section 11.2 Delegation of Duties.

         (a) The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         (b) Each Managing Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Managing Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         Section 11.3 Exculpatory Provisions.

         (a) Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the Administrative Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to any of the Lenders or the other Agents for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. The Administrative Agent shall not be under any obligation to any Lender or any other Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. The Administrative Agent shall not be deemed to have knowledge of any Termination Event unless it has received notice from the Borrower, the Servicer, another Agent or a Lender.

         (b) No Managing Agent or any of its respective directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of such Managing Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to the Administrative Agent or any of the Lenders for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. No Managing Agent shall be under any obligation to the Administrative Agent or any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. No Managing Agent shall be deemed to have knowledge of any Termination Event unless the Managing Agent has received notice from the Borrower, the Administrative Agent or a Lender.

         Section 11.4 Reliance.

         (a) The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the Required Lenders or all of the Lenders, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Lenders or all of the Lenders, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         (b) Each Managing Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the such Managing Agent. Each Managing Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless such Managing Agent shall have received such assurances from the members of its Lender Group as it deems satisfactory, including, without limitation such indemnification from such members.

         Section 11.5 Non-Reliance on Administrative Agent, Managing Agents and Other Lenders.

         Each Lender expressly acknowledges that no Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any Agent shall be deemed hereafter taken, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by such Agent. Each Lender represents and warrants to the Administrative Agent and to the Managing Agents that it has and will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement or Hedging Agreement, as the case may be.

         Section 11.6 Reimbursement and Indemnification.

         Each Liquidity Lender agrees to reimburse and indemnify the Administrative Agent, the related Managing Agent and each of their respective officers, directors, employees, representatives and agents ratably according to their Lender Percentage Share, to the extent not paid or reimbursed by the Borrower (i) for any amounts for which such Managing Agent, acting in its capacity as Managing Agent for such Liquidity Lender's Lender Group, or the Administrative Agent, acting in its capacity as Administrative Agent, is entitled to reimbursement by the Borrower hereunder and (ii) for any other expenses incurred by such Managing Agent, in its capacity as Managing Agent for such Liquidity Lender's Lender Group, or the Administrative Agent, in its capacity as Administrative Agent and acting on behalf of the Lenders, in connection with the administration and enforcement of this Agreement.

         Section 11.7 Administrative Agent and Managing Agents in their Individual Capacities.

         Each Agent and each of their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though such Agent, were not the an Agent, hereunder. With respect to the acquisition of interests in the Loan pursuant to this Agreement, each, the Managing Agents and each of their respective Affiliates shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not an Agent, and the terms "Liquidity Lender," "Lender," "Liquidity Lenders" and "Lenders" shall include each Agent, as the case may be, in its individual capacity.

         Section 11.8 Successor Administrative Agent or Managing Agent.

         (a) The Administrative Agent may, upon 5 days' notice to the Borrower, the Servicer and the Lenders, and the Administrative Agent will, upon the direction of all of the Lenders (other than the Administrative Agent, in its individual capacity) resign as Administrative Agent. If the Administrative Agent shall resign, then the Required Lenders during such 5-day period shall appoint from among the Lenders a successor agent. If for any reason no successor Administrative Agent is appointed by the Required Lenders during such 5-day period, then effective upon the expiration of such 5-day period, the Lenders shall perform all of the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered by the Originator to the Administrative Agent and the Lenders directly to the applicable Lenders and for all purposes shall deal directly with the Lender. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article XI and Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         (b) Each Managing Agent may, upon 5 days' notice to the Borrower, the Servicer, the Administrative Agent and the Liquidity Lenders in the related Lender Group, and each Managing Agent will, upon the direction of all of the Liquidity Lenders in such Lender Group (other than such Managing Agent, in its individual capacity) resign as Managing Agent. If the Managing Agent shall resign, then such Lender Group during such 5-day period shall appoint from among the Liquidity Lenders a successor Managing Agent. If for any reason no successor Managing Agent is appointed by such Lender Group during such 5-day period, then effective upon the expiration of such 5-day period, the Liquidity Lenders in such Lender Group shall perform all of the duties of the Managing Agent hereunder and all payments in respect of the Aggregate Unpaids. After any retiring Managing Agent's resignation hereunder as Managing Agent, the provisions of this Article XI and Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Managing Agent under this Agreement.

                                   ARTICLE XII

                           ASSIGNMENTS; PARTICIPATIONS

         Section 12.1 Assignments and Participations.

         (a) Each Lender may upon at least 30 days' notice to the Administrative Agent, the related CP Lender and Managing Agent and, if such Lender Group is required to do so, to any applicable nationally recognized statistical rating organization, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; provided, however, that (i) each such assignment shall be of a constant, and not a varying percentage of all of the assigning Lender's rights and obligations under this Agreement, (ii) the amount of the Loan of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (A)

$15,000,000 or an integral multiple of $1,000,000 in excess of that amount and
(B) the full amount of the assigning Lender's Loan, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administration Agent, the Borrower and the related Managing Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $1,500 to each of the Administration Agents and the related Managing Agent, (v) the parties to each such assignment shall have agreed to reimburse the Administrative Agent, the related Managing Agent and the related CP Lender or all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Administrative Agent, the related Managing Agent and the related CP Lender incurred by such CP Lender and Managing Agent, respectively, in connection with such assignment and (vi) there shall be no increased costs, expenses or taxes incurred by such CP Lender and Managing Agent upon such assignment or participation. Upon such execution, delivery and acceptance by the related Managing Agent and the recording by such Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the related Managing Agent, unless a later date is specified therein, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of an Lender hereunder and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

         (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the related CP Lender or the performance or observance by the related CP Lender of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the related Managing Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assigning Lender and such assignee confirm that such assignee is an Eligible Assignee; (vi) such assignee appoints and authorizes the related Managing Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as an Lender.

         (c) On behalf of the Borrower, the related Managing Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders, the participants and the Commitment of, and the interest of, the Loan owned by each Liquidity Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the related CP Lender, the Borrower and the Liquidity Lenders may treat each Person whose name is recorded in the Register as an Liquidity Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the related CP Lender, the related Managing Agent or any Liquidity Lender at any reasonable time and from time to time upon reasonable prior notice.

         (d) Subject to the provisions of Section 12.1(a), upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the related Managing Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, accept such Assignment and Acceptance, and the related Managing Agent shall then (i) record the information contained therein in the Register and (ii) give prompt notice thereof to the related CP Lender.

         (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loan owned by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and provided, further, that the Person acquiring such participation shall be approved by the Managing Agent for the related Lender Group. Notwithstanding anything herein to the contrary, each participant shall have the rights of a Lender (including any right to receive payment) under Sections 2.13 and 2.14; provided, however, that no participant shall be entitled to receive payment under either such Section in excess of the amount that would have been payable under such Section by the Borrower to the Lender granting its participation had such participation not been granted, and no Liquidity Lender granting a participation shall be entitled to receive payment under either such Section in an amount which exceeds the sum of (i) the amount to which such Lender is entitled under such Section with respect to any portion of the Loan owned by such Lender which is not subject to any participation plus (ii) the aggregate amount to which its participants are entitled under such Sections with respect to the amounts of their respective participations. With respect to any participation described in this Section 12.1, the participant's rights as set forth in the agreement between such participant and the applicable Lender to agree to or to restrict such Lender's ability to agree to any modification, waiver or release of any of the terms of this Agreement or to exercise or refrain from exercising any powers or rights which such Lender may have under or in respect of this Agreement shall be limited to the right to consent to any of the matters set forth in Section 13.1 of this Agreement.

         If any participant is organized under the laws of any jurisdiction other than the United States or any state thereof, the assigning Lender, concurrently with the sale of a participating interest to such participant, cause such participant (1) to represent to the assigning Lender (for the benefit of the assigning Lender, the related Managing Agent and the Borrower) that under applicable law and treaties no taxes will be required to be withheld by the related Managing Agent, the Borrower or the assigning Lender with respect to any payments to be made to such participant in respect of its participation in the Loans and (2) to agree (for the benefit of the assigning Lender, the related Managing Agent and the Borrower) that it will deliver the tax forms and other documents required to be delivered pursuant to Section 2.14(d) and comply from time to time with all applicable U.S. laws and regulations with respect to withholding tax exemptions

         (f) Each Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 12.1, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower or the related CP Lender furnished to such Liquidity Lender by or on behalf of the Borrower or the related CP Lender.

         (g) In the event (i) a Lender ceases to qualify as an Eligible Assignee, or (ii) an Liquidity Lender makes demand for compensation pursuant to
Section 2.13 or Section 2.14, any CP Lender may, and, prior to the occurrence of a Termination Event upon the direction of the Borrower the Managing Agent for the related Lender Group, shall, notwithstanding any provision to the contrary herein, replace such Lender with an Eligible Assignee by giving three Business Days' prior written notice to such Lender. In the event of the replacement of an Lender, such Lender agrees (A) to assign all of its rights and obligations hereunder to an Eligible Assignee selected by the related CP Lender upon payment to such Lender of the amount of such Lender's Advances Outstanding together with any accrued and unpaid Interest thereon and all other amounts owing to such Lender hereunder and (B) to execute and deliver an Assignment and Acceptance and such other documents evidencing such assignment as shall be necessary or reasonably requested by the related CP Lender or the related Managing Agent. In the event that any Lender ceases to qualify as an Eligible Assignee, such affected Lender agrees (I) to give the related Managing Agent, the Borrower and the related CP Lender prompt written notice thereof and (II) subject to the following proviso, to reimburse the related Managing Agent, the Borrower, the related CP Lender and the relevant assignee for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the related Managing Agent, the Borrower and the related CP Lender and such assignee) incurred by the related Managing Agent, the Borrower, the related CP Lender and such assignee, respectively, in connection with any assignment made pursuant to this Section 12.1(g) by such affected Lender; provided, however, that such affected Liquidity Lender's liability for such costs, fees and expenses shall be limited to the amount of any up-front fees paid to such affected Lender at the time that it became a party to this Agreement.

         (h) Nothing herein shall prohibit any Lender from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank in accordance with applicable law and any such pledge or collateral assignment may be made without compliance with Section 12.1(a) or Section 12.1(b).

         (i) Notwithstanding any provision herein or in any other Transaction Document to the contrary at any time, if any CP Lender so elects such CP Lender hereby irrevocably may from time to time assign its interest in the related Certificate in whole or in part or may from time to time assign an undivided interest in or sell a participation in any portion or all of the Advances made by such CP Lender, to any of its Program Support Providers in accordance with the terms of the applicable Program Support Agreement.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         Section 13.1 Amendments and Waivers.

         (a) Except as provided in this Section 13.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Administrative Agent and each Lender Group; provided, however, that no such amendment, waiver or modification affecting the rights or obligations of any Hedge Counterparty, any Lender Group, the Administrative Agent, the Backup Servicer or the Collateral Custodian shall be effective as against such party, as the case may be, without the written agreement of such party. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No amendment, waiver or other modification of this Agreement shall:

                  (i) without the consent of each affected Lender in the related Lender Group, (A) extend the Commitment Termination Date or the date of any payment or deposit of Collections by the Borrower or the Servicer,
         (B) reduce the rate or extend the time of payment of Interest (or any component thereof), (C) reduce any fee payable to the related Managing Agent for the benefit of such CP Lenders and Liquidity Lenders, (D) except pursuant to Article XII hereof, change the amount of the Loan of any CP Lender or Liquidity Lender, a Lender's Percentage Share or an Liquidity Lender's Commitment, (E) amend, modify or waive any provision of the definition of Required Lender or this Section 13.1(b), (F) consent to or permit the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (G) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (E) above in a manner which would circumvent the intention of the restrictions set forth in such clauses; or

                  (ii) without the written consent of any Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Agent.

         (c) Notwithstanding the foregoing provisions of this Section 13.1, without the consent of the Liquidity Lenders, each Managing Agent may, with the consent of the Borrower amend this Agreement solely to add additional Persons as Liquidity Lenders hereunder. Any modification or waiver shall apply to each of the Lenders equally and shall be binding upon the Borrower, the Lenders and each Managing Agent.

         Section 13.2 Notices, Etc.

         All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex, when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received with respect to any notice sent by mail or telex.

         Section 13.3 Lender Percentage Share of Payments.

         If any Lender, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Lender (other than payments received pursuant to Section 10.1 in a greater proportion than that received by any other Lender), such Lender agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of the Aggregate Unpaids held by the other Lenders so that after such purchase each Lender will hold its Lender Percentage Share of the Aggregate Unpaids; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         Section 13.4 No Waiver, Rights and Remedies.

         No failure on the part of any Agent, the Collateral Custodian, the Backup Servicer or a Lender to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

         Section 13.5 Binding Effect; Benefit of Agreement.

         This Agreement shall be binding upon and inure to the benefit of the Borrower, each Agent, the Backup Servicer, the Collateral Custodian, the Lenders and their respective successors and permitted assigns and, in addition, the provisions of Sections 2.7 and 2.8 shall inure to the benefit of each Hedge Counterparty.

         Section 13.6 Term of this Agreement.

         This Agreement, including, without limitation, the Borrower's obligation to observe its covenants set forth in Article V, and the Servicer's obligation to observe its covenants set forth in Articles V and VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower pursuant to Articles III and IV and the indemnification and payment provisions of Article X and Article XI and the provisions of Section 13.9 and Section 13.10 shall be continuing and shall survive any termination of this Agreement.

         Section 13.7 Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, NEW YORK COUNTY. EACH OF THE PARTIES HERETO AND EACH LENDER HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         Section 13.8 Waiver of Jury Trial.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO AND EACH HEDGE COUNTERPARTY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 13.9 Costs, Expenses and Taxes.

         (a) In addition to the rights of indemnification granted to the Indemnified Parties under Article X hereof, the Borrower agrees to pay on demand all costs and expenses of each Agent, the Backup Servicer, the Collateral Custodian and the Lenders incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith (excluding any Hedging Agreement), including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each Agent with respect thereto and with respect to advising such Agent as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith (excluding any Hedging Agreement), and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by any Agent, the Backup Servicer, the Collateral Custodian or the Lenders in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith (including any Hedging Agreement).

         (b) The Borrower shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender in connection with this Agreement or the funding or maintenance of Advances hereunder.

         (c) The Borrower shall pay on demand all costs and expenses incurred by the Managing Agents in connection with periodic audits of the Borrower's or the Servicer's books and records and the cost of rating such Issuer's commercial paper with respect to financing its Advances hereunder by independent financial rating agencies.

         Section 13.10 No Proceedings.

         Each of the parties hereto, and each Hedge Counterparty hereby agrees that it will not institute against, or join any other Person in instituting against, any CP Lender any proceedings of the type referred to in the definition of Insolvency Event hereunder until one year and one day have elapsed since the last day on which any Commercial Paper Notes remained outstanding. Each of the parties hereto (other than the Lenders) hereby agrees that it will not institute against, or join any other Person in instituting against the Borrower any Insolvency Proceeding so long as there shall not have elapsed one year and one day since the Collection Date; each Lender agrees that without the prior written consent of the Required Lenders, it will not institute against, nor join any other Person in instituting against the Borrower any Insolvency Proceeding.

         Section 13.11 Recourse Against Certain Parties.

         (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Lender as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Lender or any incorporator, affiliate, stockholder, officer, employee or director of such Lender or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such Lender contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Lender, provided that, in the case of any CP Lender, such liabilities shall be paid only after the repayment in full of all Commercial Paper Notes and all other liabilities contemplated in the program documents with respect to such CP Lender, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Lender or any incorporator, stockholder, affiliate, officer, employee or director of such Lender or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Lender contained in this Agreement or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such administrator of such Lender and each incorporator, stockholder, affiliate, officer, employee or director of such Lender or of any such administrator, or any of them, for breaches by such Lender of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of, and in consideration for, the execution of this Agreement.

         (b) Notwithstanding anything contained in this Agreement, no CP Lender shall have any obligation to pay any amount required to be paid by it hereunder to any of the Agents, any Liquidity Lender, the Collateral Custodian, or the Backup Servicer in excess of any amount available to such CP Lender after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of each CP Lender hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Agents, each Liquidity Lender, the Collateral Custodian, and the Backup Servicer agrees that they shall not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to such CP Lender to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes.

         (c) The provisions of this Section 13.11 shall survive the termination of this Agreement.

         Section 13.12 Protection of Ownership Security Interests of the Lenders; Intent of Parties; Security Interest.

         (a) The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that any Agent may reasonably request, to perfect, protect or more fully evidence the Grant and the interest of the Administrative Agent, as agent for the Lenders in and to the Collateral, or to enable the Administrative Agent, the Hedge Counterparties or the Lenders to exercise and enforce their rights and remedies hereunder.

         (b) If the Borrower or the Servicer fails to perform any of its obligations hereunder after five Business Days' notice from any Agent, any Agent or any Lender may (but shall not be required to) perform, or cause performance of, such obligation; and such Agent's or such Lender costs and expenses incurred in connection therewith shall be payable by the Borrower (if the Servicer that fails to so perform is the Borrower or an Affiliate thereof) as provided in
Article X, as applicable. The Borrower irrevocably authorizes the Administrative Agent and appoints the Administrative Agent as its attorney-in-fact to act on behalf of the Borrower (i) to execute on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Agents' sole discretion to perfect and to maintain the perfection and priority of the interest of each member of each Lender Group in the Assets and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Assets as a financing statement in such offices as the related Managing Agent or the Administrative Agent deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the in the Assets. This appointment is coupled with an interest and is irrevocable.

         (c) The parties hereto intend that this Agreement constitutes a security agreement and the transactions effected hereby constitute secured loans by the Lenders to the Borrower under applicable law. For such purpose, the Borrower hereby transfers, conveys, assigns and grants to the Administrative Agent, for the benefit of the Lenders and Hedge Counterparties, a continuing security interest in all Assets, all Collections, all Hedging Agreements and the proceeds of the foregoing to secure the repayment of all Advances Outstanding, all payments at any time due or accrued in respect of the Interest, all Aggregate Unpaids, and all other payments at any time due (whether accrued or due) by the Borrower hereunder (including without limit any amount owing under
Article X hereof), under any Hedging Agreement (including, without limitation, payments in respect of the termination of any such Hedging Agreement) or under any fee letter to any Agent and each Lender.

         (d) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Administrative Agent on behalf of the Lenders and the Hedge Counterparties in and to the Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Administrative Agent hereunder to all property comprising the Assets. The Servicer shall deliver to each Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Borrower shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 13.12.

         Section 13.13 Confidentiality.

         (a) Each of the Agents, the Lenders, the Servicer, the Collateral Custodian, the Backup Servicer and the Borrower shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and all information with respect to the other parties, including all information regarding the business of the Borrower and the Servicer hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants, attorneys, investors, potential investors and the agents of such Persons ("Excepted Persons"), provided, however, that each Excepted Person shall, as a condition to any such disclosure, agree for the benefit of each Agent, the Lenders, the Servicer, the Collateral Custodian, the Backup Services and the Borrower that such information shall be used solely in connection with such Excepted Person's evaluation of, or relationship with, the Borrower and its affiliates, (ii) disclose the existence of the Agreement, but not the financial terms thereof, (iii) disclose such information as is required by an applicable law or an order of an judicial or administrative proceeding and (iv) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents or any Hedging Agreement for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents or any Hedging Agreement. It is understood that the financial terms that may not be disclosed except in compliance with this Section 13.13(a) include, without limitation, all fees and other pricing terms, and all Termination Events, Servicer Termination Events, and priority of payment provisions.

         (b) Anything herein to the contrary notwithstanding, the Borrower and the Servicer each hereby consents to the disclosure of any nonpublic information with respect to it (i) to each Agent, the Collateral Custodian, the Backup Servicer or the Lenders by each other, (ii) by the Agents or the Lenders to any prospective or actual assignee or participant of any of them or (iii) by the Agents, or a Lender to any Rating Agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to a Lender and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, the Lenders, and each Agent may disclose any such nonpublic information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

         (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all information that is or becomes publicly known, (ii) disclosure of any and all information
(A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any respects of the Collateral Custodian's or Backup Servicer's business or that of their affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Collateral Custodian or Backup Servicer or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated herein approved in advance by the Borrower or Servicer or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Collateral Custodian or Backup Servicer having a need to know the same, provided that the Collateral Custodian or Backup Servicer advises such recipient of the confidential nature of the information being disclosed, or
(iii) any other disclosure authorized by the Borrower or Servicer.

         Section 13.14 Execution in Counterparts; Severability; Integration.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered by the Originator to the Agent and the Lenders.

         Section 13.15 Waiver of Setoff.

         Each of the parties thereto (other than the CP Lenders) hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any CP Lender or its assets.



                  [Remainder of Page Intentionally Left Blank.]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:                FIDELITY LEASING SPC IV, INC.


                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________

                             1255 Wright's Lane
                             West Chester, Pennsylvania  19380
                             Attention:
                             Facsimile No.:
                             Confirmation No.:



THE SERVICER:                FIDELITY LEASING, INC.

                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________

                             1255 Wright's Lane
                             West Chester, Pennsylvania  19380
                             Attention:         _____________________
                             Facsimile No.:     _____________________
                             Confirmation No.:  610-719-4515






                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

VFCC LIQUIDITY LENDERS:      FIRST UNION NATIONAL BANK

                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________

                             First Union National Bank
                             One First Union Center, TW-9
                             Charlotte, North Carolina 28288
                             Attention:       Capital Markets Credit
                                              Administration
                             Facsimile No.:   (704) 374-3254
                             Confirmation No: (704) 374-4001


VFCC
 LIQUIDITY LENDERS:          FIRST UNION NATIONAL BANK

                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________


                             One First Union Center, TW-9
                             Charlotte, North Carolina  28288
                             Attention:        Bill A. Shirley, Jr.
                             Facsimile No.:    _____________________
                             Confirmation No.: _____________________

VFCC:                        VARIABLE FUNDING CAPITAL
                             CORPORATION

                             By: First Union Capital Markets Corp.,
                                 as attorney-in-fact

                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________


                             Variable Funding Capital Corporation
                             c/o First Union Capital Markets Corp.
                             One First Union Center, TW-9
                             Charlotte, North Carolina  28288
                             Attention:        CP Lender Administration
                             Facsimile No.:    (704) 383-6036
                             Confirmation No.: (704) 383-9343

With respect to notices required pursuant to Section 13.2, a copy of notices sent to VFCC shall be sent to:

                            Lord Securities Corp.
                            2 Wall Street, 19th Floor
                            New York, New York  10005
                            Attention:         Vice President
                            Facsimile No.:    (212) 346-9012
                            Confirmation No.: (212) 346-9008


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE ADMINISTRATIVE AGENT     FIRST UNION CAPITAL MARKETS CORP.
AND VFCC MANAGING AGENT:
                             By:__________________________________________
                             Name:________________________________________
                             Title:_______________________________________

                             First Union Capital Markets Corp.
                             One First Union Center, TW-9
                             Charlotte, North Carolina 28288
                             Attention:     CP Lender Administration
                             Facsimile No.: (704) 383-6036
                             Telephone No.: (704) 383-9343



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE COLLATERAL CUSTODIAN:   HARRIS TRUST AND SAVINGS BANK
AND BACKUP SERVICER:        as Collateral Custodian and Backup Servicer

                            By______________________________________
                               Title:

                            Harris Trust and Savings Bank
                            311 West Monroe Street, 12th Floor
                            Chicago, Illinois 60606
                            Attention:
                            Facsimile:  (312) 461-3525
                            Telephone:  (312) 461-2532

                                                                      SCHEDULE I

                          CONDITION PRECEDENT DOCUMENTS


As required by Section 3.1(a) of the Agreement, each of the following items must be delivered to the Agents prior to the date of the initial funding

         A copy of this Agreement duly executed by the Borrower, the Servicer, the CP Lenders, the Liquidity Lenders, the Collateral Custodian, the Backup Servicer and each Agent;

         A copy of the Purchase Agreement duly executed by the Borrower and the Servicer;

         A copy of the Hedging Agreement duly executed by the Borrower and First Union National Bank;

         A copy of the Fee Letter duly executed by the Servicer and the Borrower;

         A copy of the Backup Servicer Fee Letter duly executed by the Servicer and the Backup Servicer;

         A copy of the Collateral Custodian Fee Letter duly executed by the Servicer and the Collateral Custodian;

         Certificates of the Secretary or Assistant Secretary of each of the Borrower and Servicer, each dated the date of this Agreement, certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign this Agreement and the other documents to be delivered by it hereunder (on which certificate each Agent and the Lenders may conclusively rely until such time as each Agent shall receive from the Borrower or the Servicer, as the case may be, a revised certificate meeting the requirements of this paragraph),
         (ii) that the certified copy of the certificate of incorporation of such Person attached thereto is a complete and correct copy and that such certificate of incorporation has not been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the bylaws of such Person attached thereto is a complete and correct copy and that such bylaws have not been amended, modified or supplemented and are in full force and effect, and (iv) the resolutions attached thereto of such Person's board of directors approving and authorizing the execution, delivery and performance by such Person of this Agreement and the documents related thereto;

         Good standing certificate for the Borrower issued by the Secretary of State of Delaware and the Commonwealth of Pennsylvania;

         Good standing certificate for the Servicer issued by the Secretary of the Commonwealth of Pennsylvania;

         Acknowledgment copies of proper financing statements (the "Facility Financing Statements"), describing the Assets and naming the Borrower as debtor and the Administrative Agent, as agent for the Lenders, as secured party, or other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent or the Lenders, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Lenders' interests in all Assets;

         Acknowledgment copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Assets previously granted by the Borrower;

         Certified completed copies of requests for information or copies (or a similar search report certified by a party acceptable to the Agents), dated a date reasonably near to the date of the initial Purchase, listing all effective financing statements that name the Borrower (under its present name and any previous name) as debtor and that are filed in the jurisdictions in which the Facility Financing Statements were filed, together with copies of such financing statements, and similar search reports with respect to federal tax liens in all appropriate jurisdictions (none of which, other than the financing statements filed pursuant to the Transaction Documents shall cover any of the Assets); and

         Satisfactory results of review and audit of the Servicer's collection, operating and reporting systems, Credit and Collection Policy, historical receivables data and accounts, including satisfactory results of a review of the Servicer's operating location(s) and satisfactory review and approval of the Eligible Contracts existing on the date of the initial funding under the Agreement.

         Such powers of attorney as the Administrative Agent shall reasonably request.

         Officer's Certificates from the Borrower and the Servicer certifying as to solvency and the satisfaction of other closing conditions.

         Opinions of Morgan, Lewis & Bockius LLP, special counsel to the Servicer and the Borrower, relating to the effect that:

                  (1) The Borrower is a corporation duly organized, validly
            existing and in good standing under the laws of its jurisdiction of organization, with corporate power and authority to own its properties and conduct its business as currently conducted, and is qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification;

                  (2) The Borrower has or had at all relevant times full power, authority and legal right to exercise, deliver and perform its obligations under this Agreement and each other Transaction Document to which the Borrower is a party, and has or had at all relevant times full power, authority and legal right to acquire, own and transfer the Assets and the other property transferred by it to any Agent pursuant to this Agreement;

                  (3) Each of the Transaction Documents to which the Borrower is a party has been duly authorized, executed and delivered by the Borrower and is a valid and binding agreement, enforceable against the Borrower in accordance with its terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally, (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (C) the qualification that certain remedial provisions of the Transaction Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of such Transaction Documents, and such Transaction Documents, together with applicable law, contain adequate remedial provisions for the practical realization of the benefits of the security created thereby;

                  (4) The grant of the security interest in the Assets by the
            Borrower to the Administrative Agent, as agent for the Lenders, the compliance by the Borrower with all of the provisions of the Agreement and the other Transaction Documents to which the Borrower is a party and the consummation of the transactions contemplated in the Agreement, and the other Transaction Documents to which the Borrower is a party will not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Borrower is a party or by which the Borrower is bound or to which any of the property or assets of the Borrower are subject, (B) result in any violation of the provisions of any order known to such counsel of any Governmental Authority having jurisdiction over the Borrower or any of its properties or (C) result in any violation of the provisions of the charter or the bylaws of the Borrower or any statute or any rule or regulation of any Governmental Authority having jurisdiction over the Borrower or any of its properties;

                  (5) No authorization, approval, consent or order of, or filing with, any Governmental Authority is required of the Borrower in connection with the consummation of the transactions contemplated in the Transaction Documents, except such as have been obtained;

                  (6) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened
            (A) asserting the invalidity of any Transaction Document, (B) seeking to prevent the consummation by the Borrower of any of the transactions contemplated by the Transaction Documents or (C) that might materially and adversely affect the performance by the Borrower of its obligations under the Transaction Documents to which it is a party;

                  (7) The provisions of this Agreement are effective to create a valid security interest in the Assets in favor of the Administrative Agent as agent for the Lenders and such security interest is perfected and prior to all other creditors of and Lenders from the Borrower;

                  (8) The Borrower is not required to be registered as an
            "investment company" under the Investment Company Act of 1940, as amended;

                  (9) The Servicer is a corporation duly organized, validly
            existing and in good standing under the laws of its jurisdiction of organization, with corporate power and authority to own its properties and conduct its business as currently conducted, and is qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification;

                  (10) The Servicer has or had at all relevant times full power, authority and legal right to exercise, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and has or had at all relevant times full power, authority and legal right to acquire, own and transfer the Assets and the other property transferred by it to the Borrower pursuant to the Purchase Agreement;

                  (11) To the best of such counsel's knowledge and information, there are no legal or governmental proceedings pending or threatened
            (A) asserting the invalidity of any Transaction Document, (B) seeking to prevent the consummation by the Servicer of any of the transactions contemplated by the Purchase Agreement or this Agreement or (C) that might materially and adversely affect the performance by the Servicer of its obligations under the Transaction Documents to which it is a party;

                  (12) Each of the Transaction Documents to which the Servicer is a party has been duly authorized, executed and delivered by the Servicer and is a valid and binding agreement, enforceable against the Servicer in accordance with its terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally, (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (C) the qualification that certain remedial provisions of the Transaction Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of such Transaction Documents, and such Transaction Documents, together with applicable law, contain adequate remedial provisions for the practical realization of the benefits of the security created thereby;

                  (13) The grant of the security interest in the Assets by the
            Servicer to the Borrower pursuant to the Purchase Agreement and the assignment thereof to the Administrative Agent as agent for the Lenders, the compliance by the Servicer with all of the provisions of the Transaction Documents to which it is a party and the consummation of the transactions contemplated in such Transaction Documents will not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Servicer is a party or by which the Servicer is bound or to which any of the property or assets of the Servicer are subject, (B) result in any violation of the provisions of any order known to such counsel of any Governmental Authority having jurisdiction over the Servicer or any of its properties or (C) result in any violation of the provisions of the charter or the bylaws of the Servicer or any statute or any rule or regulation of any Governmental Authority having jurisdiction over the Servicer or any of its properties;

                  (14) No authorization, approval, consent or order of, or
            filing with, any Governmental Authority is required of the Servicer in connection with the consummation of the transactions contemplated in the Transaction Documents, except such as have been obtained;

                  (15) The provisions of the Purchase Agreement are effective to create a valid security interest in the Assets in favor of the Borrower and such security interest is perfected and prior to all other creditors of and Lenders from the Servicer; and

                  (16) Such other matters as any Agent may reasonably request, including without limitation, the "true sale" of the Assets from the Servicer to the Borrower and the "non-consolidation" of the Borrower with the Servicer.

         Such other approvals, opinions or documents as the Agents may reasonably request.

                                                                     SCHEDULE II



                      LOCK-BOX BANKS AND LOCK-BOX ACCOUNTS


First Union National Bank
Account Number ______________
P.O. Box 8500-9805
Philadelphia, PA 19178-9805

                                                                    SCHEDULE III


           TRADENAMES, FICTITIOUS NAMES AND "DOING BUSINESS AS" NAMES


None.

                                                                     SCHEDULE IV

                           LOCATION OF CONTRACT FILES


Harris Trust and Savings Bank
111 West Monroe Street, Lower Level West
Chicago, Illinois 60603

                                                                      SCHEDULE V


                                LIST OF CONTRACTS

                          [to be provided by Fidelity]

                                                                     SCHEDULE VI



                               FORMS OF CONTRACTS

                                 [See Attached]

                                                                    SCHEDULE VII



                           ELIGIBLE CONTRACT CRITERIA


         On any day, an Eligible Contract is each Contract with respect to which each of the following is true:

         (i) the information furnished to any Agent or Lender with respect to the Contract and the Equipment related thereto is true and correct in all material respects;

         (ii) immediately prior to the Grant hereunder of the Contract and any related Equipment (or security interest therein), the Contract was owned by the Borrower free and clear of all Liens;


         (iii) no Scheduled Payment related to the Contract is (A) more than 60 days delinquent, (B) a payment as to which the Servicer has failed to make a Servicer Advance, (C) a payment as to which the related Equipment has been or is in the process of being repossessed, (D) a payment as to which the related Equipment has been charged-off in accordance with the Credit and Collection Policy, or (E) a payment due on other than a fixed periodic basis;

         (iv) the Contract is not a Defaulted Contract;

         (v) no provision of the Contract has been waived, altered, modified or extended in any respect except as allowed under the Credit and Collection Policy and no payment terms of the Contract have been rewritten or extended;

         (vi) the Contract is a valid and binding payment obligation of the Obligor and is enforceable in accordance with its terms (except as may be limited by applicable Insolvency Laws and the availability of equitable remedies);

         (vii) the Contract is not and will not be subject to rights of rescission, setoff, counterclaim or defense and no such rights have been asserted or threatened with respect to the Contract;

         (viii) the Contract, at the time it becomes subject to the Grant hereunder to the Administrative Agent on behalf of the Lenders does not violate the laws of the United States or any state in any manner which would create liability for any Lender or which would materially and adversely affect the enforceability or collectibility of such Contract;

         (ix) the Contract and any related Equipment have not been sold, transferred, assigned or pledged by the Borrower to any other Person and any Equipment related to such Contract is owned by the Borrower free and clear of any Liens of any third parties (except for any Permitted Liens);

         (x) the Contract constitutes chattel paper, an account, an instrument or a general intangible as defined under the UCC and if the Contract constitutes "chattel paper" for purposes of the UCC, there is not more than one "secured party's original" counterpart of the Contract, which original is in the possession of the Collateral Custodian;

         (xi) all filings necessary to evidence the conveyance or transfer to the Administrative Agent of the Contract and all right, title and interest in the related Equipment have been made in all appropriate Jurisdictions;

         (xii) the Obligor is not the subject of bankruptcy or other insolvency proceedings;

         (xiii) except for those Obligors as may be otherwise permitted under the Portfolio Concentration Criteria, the Obligor's billing address is in the United States, the Contract is a U.S. dollar-denominated obligation, and the Contract is secured by Collateral physically located within the United States;

         (xiv) the Contract does not require the prior written consent of an Obligor or contain any other restriction on the transfer or assignment of the Contract (other than a consent or waiver of such restriction that has been obtained prior to the Closing Date);

         (xv) the obligations of the related Obligor under the Contract are irrevocable, unconditional, non-cancelable, and due and payable on a fixed, periodic basis (without the right to set off for any reason and net of any maintenance or cost per copy charges);

         (xvi) the Contract has a remaining term to maturity of not greater than 60 months, provided, however, that in accordance with the Portfolio Concentration Criteria up to 10% or $5,000,000 (by ADCB) may have a remaining term to maturity of not greater than 96 months;

         (xvii) [reserved];

         (xviii) the Obligor under the Contract is required to maintain casualty insurance with respect to the related Equipment in accordance with the Servicer's normal requirements and, in the case of fire, theft, liability, collision, and other insurance in an amount equal to the higher of (A) that required by law, (B) that required in accordance with the Credit and Collection Policy, and (C) that maintained in accordance with industry standards;

         (xix) the Contract is not a "consumer lease" as defined in Section 2A-103(1)(e) of the UCC;

         (xx) the Contract is not subject to any guarantee by the Servicer nor has the Borrower or the Originator established any specific credit reserve with respect to the related Obligor;

         (xxi) the Contract (A) provides that the Originator, the Borrower or the Servicer may accelerate all remaining Scheduled Payments if the Obligor is in default under any of its obligations under such Contract and (B) does not permit the Obligor thereof to utilize its security deposit to offset any remaining Scheduled Payment;

         (xxii) the Obligor under the Contract is required to maintain the Equipment in good working order and bear all costs of operating the Equipment (including the payment of Taxes);

         (xxiii) no provision of such Contract permits a payment in respect of any early termination thereof in an amount less than the amount calculated in accordance with the definition of Prepayment Amount;

         (xxiv) the Contract has not been terminated as a result of a Casualty Loss to the related Equipment or for any other reason;

         (xxv) the Discounted Contract Balance of such Contract, when aggregated with the Discounted Contract Balance of each other Contract having the same Obligor, does not exceed any Portfolio Concentration Criteria;

         (xxvi) the Discounted Contract Balance of such Contract does not include the amount of any security deposit held by the Servicer or the Borrower;

         (xxvii) such Contract provides that in the event of a Casualty Loss, the Obligor is required to pay an amount not less than the present value of all remaining Scheduled Payments discounted at the applicable Blended Discount Rate plus any past due amounts as of the date of determination;

         (xxviii) the Obligor thereunder has represented to the Originator that such Obligor has accepted the related Equipment and has had a reasonable opportunity to inspect and test such Equipment and the Originator has not been notified of any defects therein;

         (xxix) all payments in respect of a Contract will be made free and clear of, and without deduction or withholding for or on account of, any Taxes, unless such withholding or deduction is required by law;

         (xxx) the Obligor is an Eligible Obligor and is otherwise acceptable to the Administrative Agent in its reasonable discretion.

                                                                   SCHEDULE VIII


                        PORTFOLIO CONCENTRATION CRITERIA



 -------------------------------------------------------------------------------
                                                           Concentration Limit
 -------------------------------------------------------------------------------
 Single Obligor (including affiliates)                            1.5%*
 -------------------------------------------------------------------------------
 Top 25 Obligors (including affiliates)                            15%
 -------------------------------------------------------------------------------
 Obligors with billing addresses in Texas                          20%
 -------------------------------------------------------------------------------
 Obligors with billing addresses in California                     35%
 -------------------------------------------------------------------------------
 Obligors with billing addresses in New York                       15%
 -------------------------------------------------------------------------------
 Obligors with billing addresses in Florida                        15%
 -------------------------------------------------------------------------------
 Obligors with billing addresses in all other states               10%
 -------------------------------------------------------------------------------
 Obligors   domiciled   in  the  United   States   with           1.0%
 Equipment located outside of the United States
 -------------------------------------------------------------------------------
 Municipal Contracts or other Gov't related                       1.0%
 -------------------------------------------------------------------------------
 Remaining  Term of  Contract  in excess of 60  months,           10%**
 but no more than 96 months
 -------------------------------------------------------------------------------
 Non-monthly fixed payments                                        10%
 -------------------------------------------------------------------------------

         *Concentrations in any single Obligor (including its affiliates) may, at any time that the ADCB is $100,000,000 or less and for a period of no more than 60 consecutive days, be the greater of (a) 1.5% and (b) $1,500,000.

         **Concentrations in Contracts with remaining terms of between 61 and 96 months may, at any time that the ADCB is $50,000,000 or less and for a period of no more than 60 consecutive days, be the greater of (a) 10% and (b) $5,000,000.

                                                                     SCHEDULE IX



             CREDIT AND COLLECTION POLICY OF FIDELITY LEASING, INC.

                                 [See attached.]

                                                                      SCHEDULE X


                     COMMITMENT AMOUNT OF EACH LENDER GROUP

VFCC Lender Group                                                   $300,000,000

                                                                       EXHIBIT A


                             FORM OF FUNDING REQUEST
                     (including Borrowing Base Certificate)


                          Fidelity Leasing SPC IV, Inc.


First Union Capital Markets Corp.
One First Union Center
301 South College Street
Charlotte, North Carolina 28288

Ladies and Gentlemen:

This Borrower Notice is delivered to you under Section 2.2(a) of that certain Receivables Funding Agreement dated as of July 14, 1999 (the "Agreement") among Fidelity Leasing SPC IV, Inc., as the Borrower, Fidelity Leasing, Inc., as the servicer and the originator, Variable Funding Capital Corporation, as a CP Lender (as defined therein), the liquidity lenders named therein, First Union Capital Markets Corp., as the administrative agent and the VFCC Managing Agent (as defined therein), Harris Trust and Savings Bank, as the backup servicer and collateral custodian. All capitalized undefined terms used herein have the meaning assigned thereto in the Agreement.

Each of the undersigned, each being a duly elected officer of the Borrower and the Servicer, respectively, holding the office set forth below such officer's name, hereby certifies as follows:

1. The Borrower hereby requests an Advance in the principal amount of $_____________.

2. The Borrower hereby requests that such Advance be made on the following date: _____________.

3. Attached to this Borrower Notice is a true, correct and complete calculation of the Borrowing Base and all components thereof.

4. Attached to this Borrower Notice is a true, correct and complete [supplement to the] Contract List[, reflecting all Contracts which will become part of the Collateral on the date hereof,] each Contract reflected thereon being an Eligible Contract.

5. All of the conditions applicable to the Advance requested herein as set forth in the Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Advance, including:

                  (i) The representations and warranties of such Person set forth in the Agreement, as the case may be, are true and correct on and as of such date, before and after giving effect to such Advance and to the application of the proceeds therefrom, as though made on and as of such date;

                  (ii) No event has occurred, or would result from such Advance or from the application of the proceeds therefrom, which constitutes an Unmatured Termination Event or Termination Event;

                  (iii) Such Person is in material compliance with each of its covenants set forth herein; and

                  (iv) No event has occurred which constitutes a Servicer Termination Event.

         IN WITNESS WHEREOF, the undersigned has executed the Funding Request this______ day of _____________, _____.

                                    FIDELITY LEASING SPC IV, INC.,
                                      as Borrower

                                    By:___________________________________
                                    Name:
                                    Title:


                                    FIDELITY LEASING, INC.,
                                      as Servicer


                                    By:___________________________________
                                    Name:
                                    Title:


                       [attach Borrowing Base Certificate]

                                                                       EXHIBIT B


                           FORM OF LOCK-BOX AGREEMENT

                                               [Date]

[Name and address of Lock-Box Bank]


                  Re:      Fidelity Leasing, Inc.
                           Lock-Box No. ____________
                           Lock-Box Account No.____________

Ladies and Gentlemen:

                  Fidelity Leasing SPC IV, Inc. (the "Assignor") hereby notifies you that in connection with certain transactions involving the Assignor's accounts receivable, the Assignor will transfer exclusive ownership and control of its lock-box number __________ (the "Lock-Box") and the corresponding lock-box account no. ____________ maintained with you (the "Lock-Box Account") to First Union Capital Markets Corp., as Administrative Agent (the "Agent"). These transfers will become effective upon your receipt of a notice of effectiveness, substantially in the form attached hereto as Attachment 1 (the "Notice of Effectiveness"), which shall be delivered via facsimile transmission to your attention.

                  In connection with the foregoing, the Assignor and the Agent hereby instruct you, beginning on the date of receipt of the Notice of
Effectiveness: (i) to collect the monies, checks, instruments and other items of payment mailed to the Lock-Box, (ii) to deposit into the Lock-Box Account all such monies, checks, instruments and other items of payment (unless otherwise instructed by the Agent) and (iii) to transfer all funds deposited and collected in the Lock-Box Account pursuant to instructions given to you by the Agent from time to time.

                  You are hereby further instructed: (i) that unless and until the Agent notifies you to the contrary, you shall make such transfers from the Lock-Box Account at such times and in such manner as the Assignor, in its capacity as servicer for the Agent, shall from time to time instruct to the extent such instructions are not inconsistent with the instructions set forth herein, and (ii) to permit the Assignor (in its capacity as servicer for the Agent) and the Agent to obtain upon request any information relating to the Lock-Box Account, including, without limitation, any information regarding the balance or activity of the Lock-Box Account.

                  The Assignor also hereby notifies you that, beginning on the date of receipt by facsimile of the Notice of Effectiveness from the Agent, notwithstanding anything herein or elsewhere to the contrary, the Agent shall irrevocably be entitled to exercise any and all rights in respect of or in connection with the Lock-Box and the Lock-Box Account, including, without limitation, the right to specify when payments are to be made out of or in connection with the Lock-Box and the Lock-Box Account. The Agent acts as agent for persons having a continuing interest in all of the checks and their proceeds and all monies and earnings, if any, thereon in the Lock-Box Account, and you shall be the Agent's agent for the purpose of holding and collecting such property. The monies, checks, instruments and other items of payment mailed to the Lock-Box and the funds deposited into the Lock-Box Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Agent (except that you may set off (i) all amounts due to you in respect of your customary fees and expenses for the routine maintenance and operation of the Lock-Box Account, and (ii) the face amount of any checks returned unpaid because of uncollected or insufficient funds).

                  This Agreement may not be terminated at any time by the Assignor or you, without the prior written consent of the Agent. Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally but only by an instrument in writing signed by the Agent and the Assignor.

                  You shall not assign or transfer your rights or obligations hereunder (other than to the Agent) without the prior written consent of the Agent and the Assignor. Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, each of the parties hereto and their respective successors and assigns.

                  You hereby represent that the person signing this Agreement on your behalf is duly authorized by you to so sign.

                  You agree to give the Agent and the Assignor prompt notice if the Lock-Box or the Lock-Box Account becomes subject to any writ, judgment, warrant of attachment, execution or similar process.

                  Any notice, demand or other communication required or permitted to be given hereunder shall be in writing and may be (a) personally served, (b) sent by courier service, (c) telecopied or (d) sent by United States mail and shall be deemed to have been given when (a) delivered in person, (b) delivered by courier service, (c) upon receipt of the telecopy or (d) three Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed), provided, however, that notices to the Agent hereunder shall not be effective until actually received by the Agent. For the purposes hereof, (i) the addresses of the parties hereto shall be as set forth below each party's name below, or, as to each party, at such other address as may be designated by such party in a written notice to the other party and the Agent, and (ii) the address of the Agent shall be One First Union Center, TW-9, Charlotte, North Carolina 28288, Attn.: Conduit Administration or at such other address as may be designated by the Agent in a written notice to each of the parties hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                  Please agree to the terms of, and acknowledge receipt of, this Agreement by signing in the space provided below.

                                      Very truly yours,

                                      FIDELITY LEASING, INC.


                                      By: _________________________________
                                          Name:
                                          Title:

                                      1255 Wright's Lane
                                      West Chester, PA 19380
                                      Attention:
                                      Facsimile No:

ACKNOWLEDGED AND AGREED:
[NAME OF LOCK-BOX BANK]

By: __________________________________
    Name:
    Title:
Date: ________________________________

[Address of Lock-Box Bank]
Attention:
Facsimile No:

                                                                    ATTACHMENT 1
                                                         NOTICE OF EFFECTIVENESS



VIA FACSIMILE TRANSMISSION
--------------------------

TO:               [Name of Lock-Box Bank]
DATED:            [Date]
ATTENTION:
                  Re: Lock-Box No. _______________
                      Lock-Box Account No. ___________________

Gentlemen:

                  Pursuant to the Lock-Box Agreement between Fidelity Leasing, Inc. and you, dated as of ________ (the "Agreement"), we hereby give you notice that the transfers of the above-referenced Lock-Box and the Lock-Box Account, as described in the Agreement, are effective as of the date hereof. You are hereby instructed to comply immediately with the instructions set forth in the Agreement and, until we notify you to the contrary, to transfer all funds deposited and collected in the Lock-Box Account to account number ________ at
______________________________.

                                    FIRST UNION CAPITAL MARKETS CORP.,
                                    as Agent

                                    By:___________________________________
                                       Name:
                                       Title:

ACKNOWLEDGED AND AGREED:
[Name of Lock-Box Bank]

By:_________________________________
   Name:
   Title:
Date:_______________________________

[Address of Lock-Box Bank]
[Attention:]
Telecopy #:

                                                                       EXHIBIT C


                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                Dated __________


                  Reference is made to the Receivables Funding Agreement dated as of July 14, 1999 (the "Agreement") among Fidelity Leasing SPC IV, Inc., as the Borrower, Fidelity Leasing, Inc., as the servicer and the originator, Variable Funding Capital Corporation, as a CP Lender (as defined therein), the liquidity lenders named therein, First Union Capital Markets Corp., as the administrative agent and the VFCC Managing Agent (as defined therein), Harris Trust and Savings Bank, as the backup servicer and collateral custodian. Except as otherwise provided herein, capitalized terms used herein will have the meanings ascribed to them in the Agreement.

                  __________________ (the "Assignor") and ___________________
(the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Agreement as of the date hereof which represents the percentage interest specified in Section 1 of Schedule 1 of all outstanding rights and obligations of the Assignor under the Agreement, including, without limitation, such interest in the Assignor's Commitment and the Advances made by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of Advances made by the Assignee will be as set forth in Section 2 of Schedule 1.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of [Name of CP Lender] or the performance or observance by [Name of CP Lender] of any of its obligations under the Agreement or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) confirms that it has received a copy of the Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Managing Agents, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent and the Managing Agent for the related Lender Group each to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agent and such Managing Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as an Investor.

                  4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the related Managing Agent for acceptance and recording by such Managing Agent. The effective date of this Assignment and Acceptance (the "Transfer Date") shall be the date of acceptance thereof by such Managing Agent, unless a later date is specified in
Section 3 of Schedule 1 hereof.

                  5. Upon such acceptance by such Managing Agent and upon such recording by such Managing Agent, as of the Transfer Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement.

                  6. Upon such acceptance by the related Managing Agent and upon such recording by such Managing Agent, from and after the Transfer Date, such Managing Agent shall make, or cause to be made, all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal and interest with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Transfer Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  [remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                [NAME OF ASSIGNOR]


                                By:______________________________________
                                    Name:
                                    Title:

                                Address for notices
                                     [Address]

                                [NAME OF ASSIGNEE]


                                By:______________________________________
                                    Name:
                                    Title:

                                Address for notices
                                     [Address]

Acknowledged and accepted
this ___ day of ___________, ____

[NAME OF CP LENDER] MANAGING AGENT
as Managing Agent

By:____________________________________
    Name:
    Title:

Acknowledged and accepted
this ___ day of ___________, ____

FIRST UNION CAPITAL MARKETS CORP.,
as Administrative Agent

By:____________________________________
    Name:
    Title:

                                   Schedule 1
                                       to
                            Assignment and Acceptance
                                 Dated _________


         Section 1.

                  Percentage Interest:             ________%


         Section 2.

                  Assignee's Commitment:      $____________

                  Aggregate Outstanding Advances
                  Owing to the Assignee:      $____________


         Section 3.

                  Transfer Date: ___________________

                                                                       EXHIBIT D


                             FORM OF MONTHLY REPORT


                                 [See Attached.]

                                                                       EXHIBIT E


                         FORM OF SERVICER'S CERTIFICATE


         This Servicer's Certificate is delivered pursuant to the provisions of
Section 6.10(b) of the Receivables Funding Agreement dated as of July 14, 1999 (the "Agreement") among Fidelity Leasing SPC IV, Inc., as the Borrower, Fidelity Leasing, Inc., as the servicer and the originator, Variable Funding Capital Corporation, as a CP Lender (as defined therein), the liquidity lenders named therein, First Union Capital Markets Corp., as the administrative agent and the VFCC Managing Agent (as defined therein), Harris Trust and Savings Bank, as the backup servicer and collateral custodian. This Servicer's Certificate relates to that applicable monthly period [month/year] (the "Monthly Period") and applicable payment date [date] (the "Payment Date") and the Monthly Report for such Monthly Period, which Monthly Report is set forth on attached Schedule A.

         A. Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Agreement. References hereto to certain subsections are references to the respective subsections of the Agreement.

         B. The Servicer is the Servicer under the Agreement.

         C. The undersigned hereby certifies to each Agent and the Lenders that all of the foregoing information set forth on the attached Schedule A is true and accurate in all material respects as of the date hereof.

         IN WITNESS WHEREOF, the undersigned has caused this Servicer's Certificate to be duly executed this ____ day of ____________,
         ___________.


                                FIDELITY LEASING, INC.,
                                as Servicer



                                By:____________________________
                                   Name:
                                   Title:

                                                                       EXHIBIT F


                            FORM OF HEDGING AGREEMENT


                                 [See Attached]

                                                                       EXHIBIT G

                                     FORM OF
                      OFFICER'S CERTIFICATE AS TO SOLVENCY


                  The undersigned, a duly elected __________________ of [Fidelity Leasing SPC IV, Inc.][Fidelity Leasing, Inc.] (the "Corporation"), hereby certifies in connection with (i) that certain Purchase and Sale Agreement (the "Purchase Agreement") dated as of __________, by and between the Corporation and [Fidelity Leasing SPC IV, Inc.] [Fidelity Leasing, Inc.], and
(ii) that certain Receivables Funding Agreement dated as of July 14, 1999 (the "Agreement") among Fidelity Leasing SPC IV, Inc., as the borrower, Fidelity Leasing, Inc., as the servicer and the originator, Variable Funding Capital Corporation, as a CP Lender (as defined therein), the liquidity lenders named therein, First Union Capital Markets Corp., as the administrative agent and the VFCC Managing Agent (as defined therein), Harris Trust and Savings Bank, as the backup servicer and collateral custodian, (iii) that certain Secured Subordinated Loan Agreement dated as of July 14, 1999 among Fidelity Leasing SPC IV, Inc., as the borrower, Fidelity Leasing, Inc., as the servicer and the originator, and First Union National Bank, as the Lender, as follows:

                  1. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement, the Agreement and the Secured Subordinated Loan Agreement.

                  2. Both before and after giving effect to (a) the transactions contemplated by the Purchase Agreement, the Agreement, the Secured Subordinated Loan Agreement and the other Transaction Documents and (b) the payment and accrual of all transaction costs in connection with the foregoing, the Corporation is and will be Solvent.

                  IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this ______ day of _____________, ______.




                                     By:______________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT H

                                     FORM OF
                          OFFICER'S CLOSING CERTIFICATE



                  The undersigned, a duly elected ________________ of [Fidelity Leasing SPC IV, Inc.][Fidelity Leasing, Inc.] (the "Corporation"), hereby certifies in connection with (i) that certain Purchase and Sale Agreement dated as of July 14,, 1999 (the "Purchase Agreement"), by and between Fidelity Leasing, Inc., as seller and Fidelity Leasing SPC IV, Inc., as purchaser, (ii) that certain Receivables Funding Agreement dated as of July 14, 1999 (the "Agreement") among Fidelity Leasing SPC IV, Inc., as the borrower, Fidelity Leasing, Inc., as the servicer and the originator, Variable Funding Capital Corporation, as a CP Lender (as defined therein), the liquidity lenders named therein, First Union Capital Markets Corp., as the administrative agent and the VFCC Managing Agent (as defined therein), Harris Trust and Savings Bank, as the backup servicer and collateral custodian, and (iii) that certain Secured Subordinated Loan Agreement dated as of July 14, 1999 among Fidelity Leasing SPC IV, Inc., as the borrower, Fidelity Leasing, Inc., as the servicer and the orginator and First Union National Bank, as the Lender and (iv) the other Transaction Documents, as follows:


                  1. Capitalized terms herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement, the Purchase Agreement, and the Secured Subordinated Loan Agreement .


                  2. Each of the representations and warranties of the Corporation contained in the Transaction Documents is true and correct on and as of the date hereof as though made on and as of such date (except to the extent any such representation and warranty relates solely to an earlier date), and no event has occurred and is continuing, or would result from the transactions effected pursuant thereto as of the Closing Date, that constitutes or would constitute a Termination Event or an Unmatured Termination Event.

                  3. The Corporation is in material compliance with all Applicable Laws.

                  4. Except as otherwise indicated on a schedule to a Transaction Document, or as otherwise consented to by the Administrative Agent in writing, the Corporation has delivered to each Agent true and correct copies of all documents required to be delivered by it to such Agent pursuant to the Transaction Documents, all such documents are complete and correct in all material respects on and as of the date hereof, and each and every other contingency to the closing of the transactions contemplated by the Transaction Documents has been performed.

                  5. No Liens have arisen or been granted with respect to any of the Collateral other than Permitted Liens.

                  IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this _____ day of ________, ________.


                                         By:_________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT I

                            FORM OF POWER OF ATTORNEY

                  This Power of Attorney is executed and delivered by [Name of Borrower/Servicer] ("Grantor") to First Union Capital Markets Corp., as Administrative Agent ("Attorney"), pursuant to that Receivables Funding Agreement dated as of July 14, 1999 (the "Agreement") among Fidelity Leasing SPC IV, Inc., as the borrower, Fidelity Leasing, Inc., as the servicer and the originator, Variable Funding Capital Corporation, as a CP Lender (as defined therein), the liquidity lenders named therein, First Union Capital Markets Corp., as the administrative agent and the VFCC Managing Agent (as defined therein), Harris Trust and Savings Bank, as the backup servicer and collateral custodian and the other Transaction Documents. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement. No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by Grantor until all Aggregate Unpaids have been indefeasibly paid in full and Attorney has provided its written consent thereto.


                  Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in Attorney's own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of the Agreement, and, without limiting the generality of the foregoing, hereby grants to Attorney the power and right, on its behalf, without notice to or assent by it, solely upon the occurrence and during the continuance of any Termination Event, to do the following: (a) open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any of the Assets;
(b) effect any repairs to any of the Assets, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against the Assets; (d) defend any suit, action or proceeding brought against

Grantor relating to the Assets if Grantor does not defend such suit, action or proceeding or if Attorney believes that it is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate;
(e) file or prosecute any claim, litigation, suit or proceeding relating to the Assets in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of the Assets; (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any of the Assets, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (g) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, any reports required to be prepared by or on behalf of Grantor under the Agreement or any other Transaction Document, all as though Attorney were the absolute owner of its property for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon the Assets and the Liens of the Administrative Agent as agent for the Secured Parties thereon, all as fully and effectively as it might do. Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors as of this ____ day of ___________, _______.

                                      [FIDELITY LEASING SPC IV, INC.]
                                      [FIDELITY LEASING, INC.]

(CORPORATE SEAL)

                                      By:_________________________________
                                         Name:
                                         Title:

Sworn to and subscribed before
me this _____ day of ______________, ______


___________________________________________
Notary Public

[NOTARY SEAL]

                                                                       EXHIBIT J

                                     FORM OF
                     TRUST RECEIPT AND INITIAL CERTIFICATION

[Delivery Date]

BY FACSIMILE:  (704) 383-6036

FIRST UNION CAPITAL MARKETS CORP.
One First Union Center, TW-9
Charlotte, North Carolina  28288
         Attn:  Conduit Administration

         Re: Receivables Funding Agreement dated as of July 14, 1999 (the "Agreement") among Fidelity Leasing SPC IV, Inc., as the borrower, Fidelity Leasing, Inc., as the servicer and the originator, Variable Funding Capital Corporation, as a CP Lender (as defined therein), the liquidity lenders named therein, First Union Capital Markets Corp., as the administrative agent and the VFCC Managing Agent (as defined therein), Harris Trust and Savings Bank, as the backup servicer and collateral custodian.

Ladies and Gentlemen:

In accordance with the provisions of Section 8.2(b) of the above-referenced Agreement, the undersigned, as the Collateral Custodian, hereby certifies as to each Contract in the Contract List dated _______________ attached hereto that it has received all related Contract documents with respect to such Contract. The Collateral Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any such documents or (ii) the collectibility, insurability, effectiveness or suitability of any such Contract.

The Collateral Custodian hereby confirms that it is holding each such Contract document as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Administrative Agent pursuant to the terms and conditions of the Agreement.

The Collateral Custodian will accept and act on instructions with respect to the Contracts subject hereto upon surrender of this Trust Receipt and Initial Certification at its office at Harris Trust and Savings Bank, 111 West Monroe Street, Lower Level West, Chicago, Illinois 60603.

Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                                            HARRIS TRUST AND SAVINGS BANK
                                            as Collateral Custodian


                                            By:___________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT K

                                     FORM OF
                      TRUST RECEIPT AND FINAL CERTIFICATION

Trust Receipt #__________

[Delivery Date]

BY FACSIMILE:  (704) 383-6036
-----------------------------

FIRST UNION CAPITAL MARKETS CORP.
One First Union Center, TW-9
Charlotte, North Carolina  28288
         Attn:  Conduit Administration


         Re: Receivables Funding Agreement dated as of July 14, 1999 (the "Agreement") among Fidelity Leasing SPC IV, Inc., as the borrower, Fidelity Leasing, Inc., as the servicer and the originator, Variable Funding Capital Corporation, as a CP Lender (as defined therein), the liquidity lenders named therein, First Union Capital Markets Corp., as the administrative agent and the VFCC Managing Agent (as defined therein), Harris Trust and Savings Bank, as the backup servicer and collateral custodian.

Ladies and Gentlemen:


Ladies and Gentlemen:

In accordance with the provisions of Section 8.2(b) of the Agreement, the undersigned, as Collateral Custodian, hereby certifies that, as to each Contract listed in the Contract List dated ___________, it has reviewed such Contract delivered to it pursuant to Section 3.3 of the Agreement and has determined that, except as noted in the attached Schedule I: (i) all related Contract documents required to be delivered to it pursuant to the Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered, have no missing pages, and relate to such Contract, and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Contract List respecting such Contract accurately reflects the information set forth in Collateral Custodian's Contract File. The Collateral Custodian has made no independent examination of such documents beyond the review specifically required in the above-referenced Agreement. The Collateral Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or (ii) the collectibility, insurability, effectiveness or suitability of any Contract.

The Collateral Custodian hereby confirms that it is holding each such Contract File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Administrative Agent pursuant to the terms and conditions of the Agreement.

The Collateral Custodian will accept and act on instructions with respect to the Contracts subject hereto upon surrender of this Trust Receipt and Final Certification at its office at Harris Trust and Savings Bank, 111 West Monroe Street, Lower Level West, Chicago, Illinois 60603.

Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                              HARRIS TRUST AND SAVINGS BANK,
                              as Collateral Custodian


                              By:___________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT L


                                     FORM OF
                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


[Delivery Date]

BY FACSIMILE:  (312) 461-1522
-----------------------------

Harris Trust and Savings Bank
111 West Monroe Street, Lower Level West
Chicago, Illinois 60603


         Re: Receivables Funding Agreement dated as of July 14, 1999 (the "Agreement") among Fidelity Leasing SPC IV, Inc., as the borrower, Fidelity Leasing, Inc., as the servicer and the originator, Variable Funding Capital Corporation, as a CP Lender (as defined therein), the liquidity lenders named therein, First Union Capital Markets Corp., as the administrative agent and the VFCC Managing Agent (as defined therein), Harris Trust and Savings Bank, as the backup servicer and collateral custodian.


Ladies and Gentlemen:

In connection with the administration of the Contracts held by you as Collateral Custodian on behalf of the Administrative Agent under the Agreement, we request the release, and acknowledge receipt, of the Contract File for the Contract described below, for the reason indicated.

Obligor's Name Address & Zip Code:

Contract Number:

Reason for Requesting Documents (check one)

____ 1. Contract Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account.)

____ 2. Contract Liquidated By ____________________________ (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Collection Account.)

____ 3. Contract in Foreclosure.

____ 4. Other (explain)______________________.

If box 1 or 2 above is checked, and if all or part of the Contract File was previously released to us, please return to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Contract.

If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Collateral Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                            FIDELITY LEASING, INC.

                                            By:__________________________
                                               Name:
                                               Title:
                                               Date:

Acknowledgment of documents returned to the Collateral Custodian:

                                            HARRIS TRUST AND SAVINGS BANK
                                            as Collateral Custodian


                                            By:___________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT M

                                  FORM OF NOTE




$___________________                                         _____________, 1999


         FOR VALUE RECEIVED, Fidelity Leasing SPC IV, Inc., a Delaware corporation (the "Borrower"), promises to pay to __________________________, as managing agent for the _____________Lender Group (the "_____________ Managing Agent") the principal sum of __________________________DOLLARS ($_____________________) or, if less, the unpaid principal amount of the aggregate loans ("Advances") made by the ___________ Lenders (as defined below) to the Borrower pursuant to the Receivables Funding Agreement (as defined below), as set forth on the attached Schedule, as specified in Section 2.7 and
Section 2.8 of the Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding at the Interest Rate related to such Advance as provided in the Agreement on each Payment Date and each other dates specified in the Agreement.

         This Note is issued pursuant to the Receivables Funding Agreement dated as of [_______________] (the "Agreement") among Fidelity Leasing SPC IV, Inc., as the Borrower, Fidelity Leasing, Inc., as the servicer and the originator, Variable Funding Capital Corporation, as a CP Lender (as defined therein), the liquidity lenders named therein, First Union Capital Markets Corp., as the administrative agent and the VFCC Managing Agent (as defined therein), Harris Trust and Savings Bank, as the backup servicer and collateral custodian. Capitalized terms used but not defined in this Note are used with the meanings ascribed to them in the Agreement.


         Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this
Note is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrower is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Lenders under this Note exceed the amount which such Lenders could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

         Payments of the principal of, and interest on, Advances represented by this Note shall be made by the Borrower to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in Article 13.2 of the Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.

         If any payment under this Note falls due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.

         If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is equal to the Base Rate plus [1.0%], in each case from the date of such non-payment to (but excluding) the date such amount is paid in full.

         Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Agreement. Any portion or all of the principal amount of this Note may be prepaid, together with interest thereon (and as set forth in the Agreement, certain costs and expenses of the VFCC Lenders) at the time and in the manner set forth in, but subject to the provisions of, the Agreement.

         Except as provided in the Agreement, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

         All amounts evidenced by this Note, the Lender or Lenders in the ____________ Lender Group making such Advance and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Managing Agent on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by the Managing Agent in its internal records; provided, however, that the failure of the Managing Agent to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrower under this Note as provided in the Agreement.

         The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances made by such Lender and represented by this Note and the indebtedness evidenced by this Note.

         This Note is secured by the security interests granted pursuant to
Section 2.1(b) of the Agreement. The holder of this Note and the Administrative Agent, as agent for the Lenders, is entitled to the benefits of the Agreement and may enforce the agreements of the Borrower contained in the Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Agreement. If an Termination Event shall occur and be continuing, the unpaid balance of the principal of all Advances, together with accrued interest thereon, shall be declared, and become due and payable in the manner and with the effect provided in the Agreement.

         This Note is one of the Notes referred to in the Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned has executed this Note as on the date first written above.

                                            FIDELITY LEASING SPC IV, INC.



                                            By:______________________________
                                               Name:
                                               Title:

                                Schedule to Note

   Name            Date of         Principal        Principal       Outstanding
    of           Advance or        Amount of        Amount of        Principal
  Lender          Repayment         Advance         Repayment          Amount
  ------         ----------        ---------        ---------       -----------